UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03916
Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2017 – January 31, 2018
Item 1: Reports to Shareholders

Annual Report | January 31, 2018

Vanguard Energy Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	6
Results of Proxy Voting.	10
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2018, Vanguard Energy Fund returned nearly 9%. It trailed its benchmark, the MSCI ACWI Energy Index, and slightly lagged the average return of its global natural resources peer funds.

• The fund, managed by two advisors, seeks long-term capital appreciation through its multicapitalization exposure to global energy stocks.

• Oil prices stagnated early in the period as the market watched to see how production cuts by OPEC nations would affect crude oil inventories. Energy stocks rebounded in the second half of 2017 as U.S. crude oil inventories declined.

• The fund benefited modestly from its holdings among transportation-related companies, but it was held back most by an overweight allocation to and selection among exploration and production companies.

Total Returns: Fiscal Year Ended January 31, 2018
Total
Returns
Vanguard Energy Fund
Investor Shares	8.75%
Admiral™ Shares	8.84
MSCI ACWI Energy Index	13.73
Global Natural Resources Funds Average	8.89
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended January 31, 2018
Average
Annual Return
Energy Fund Investor Shares	1.31%
Spliced Energy Index	0.44
Global Natural Resources Funds Average	-2.47
For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.41%	0.33%	1.36%

The fund expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the fund’s expense ratios were 0.38% for Investor Shares and 0.30% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Global Natural Resources Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

When you start a new job, it’s natural to reflect on both the past and the future. And so it is in my case, having begun my service as just the fourth chief executive in Vanguard’s history.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my new role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.84%	14.28%	15.72%
Russell 2000 Index (Small-caps)	17.18	12.12	13.33
Russell 3000 Index (Broad U.S. market)	25.16	14.11	15.53
FTSE All-World ex US Index (International)	29.63	10.20	7.48

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.15%	1.14%	2.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.52	1.97	2.69
Citigroup Three-Month U.S. Treasury Bill Index	0.91	0.41	0.25

CPI
Consumer Price Index	2.07%	1.98%	1.48%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
February 15, 2018

5

Advisors’ Report

For the 12 months ended January 31, 2018, Vanguard Energy Fund returned nearly 9%. It trailed its benchmark, the MSCI ACWI Energy Index, and slightly lagged the average return of its global natural resources peer funds. Your fund is managed by two advisors, a strategy that enhances fund diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors also have provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 20, 2018.

Wellington Management Company llp

Portfolio Manager:

Gregory LeBlanc, CFA,
Senior Managing Director,
Global Industry Analyst

The investment environment

Global equities performed strongly over the 12 months. Global energy stocks, as measured by the fund’s benchmark, returned 13.73%, trailing the more than

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	93	9,075	Emphasizes long-term total-return opportunities
Company LLP			from the various energy subsectors:
			international oils, foreign integrated oils and
			foreign producers, North American producers,
			oil services and equipment, transportation and
			distribution, and refining and marketing.
Vanguard Quantitative Equity	5	464	Employs a quantitative fundamental
Group			management approach using models that
			assess valuation, management decisions,
			market sentiment, and earnings and
			balance-sheet quality of companies as
			compared with their peers.
Cash Investments	2	225	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investments in stock. Each advisor may also
			maintain a modest cash position.

6

27% return of the broader market, as measured by the MSCI All Country World Index.

Oil prices stagnated at the start of the fiscal year as the market watched for how production cuts by OPEC nations would ultimately affect crude oil inventories. Unfortunately for the sector, U.S. inventories initially ticked higher, pushing oil below $50 per barrel and weighing on energy stocks.

Energy companies rebounded in the second half of 2017 as U.S. crude oil inventories declined, as did the inventories of member countries of the Organization for Economic Co-operation and Development.

The inventory reductions from strong demand and supply restraint were encouraging, as was a renewed focus across the sector on capital discipline, as many producers—including several U.S. shale producers—pledged not to materially raise spending in a higher oil price environment. Preserving that discipline will be a critical component of determining the oil market’s strength in 2018, as accelerating growth from U.S. shale presents the greatest short-term risk to the current trend of inventory rebalancing.

Our investment strategy

Wellington Management’s portion of the fund emphasizes long-term, total-return opportunities from the various energy subsectors: global integrated oil companies, North American producers, non-North American producers, oil services and equipment, transportation and distribution, and refining and marketing.

Our successes and shortfalls

Security selection drove the fund’s underperformance for the period, most notably among upstream producers. An overweighting of that subindustry also weighed on results.

A preference for exploration and production companies over integrated oil companies also detracted, as exploration and production businesses tend to be more sensitive to oil prices. Newfield Exploration, QEP Resources, and Pioneer Natural Resources were among the biggest detractors for the period. We continue to see the most opportunity in the sector among select North American production companies and believe they are well-positioned to outperform over the long term.

The portfolio benefited from selection among transportation-related companies. The fund’s position in Keyera boosted returns, as we were able to take advantage of short-term price movement after the company missed earnings estimates in August. Not holding benchmark constituent Enbridge was also beneficial, as high debt levels from aggressive capital spending have hurt the stock.

Valero Energy, a U.S. refiner and marketer, and Portuguese upstream producer Galp Energia were also top relative contributors. Strong demand and the availability of

7

advantaged feedstock—raw material that can be used as or converted to a fuel—helped maintain healthy refining-company margins. This benefited Valero, while Galp was able to strike a balance between growth of its Brazilian assets and improved free cash flow.

The fund’s positioning

As we look toward the new fiscal year, we expect the market to continue to focus on crude oil inventories, a prime measure of supply and demand.

Industry discipline will be key to improving sentiment in the sector. Although there is a healthy degree of skepticism about the sustainability of this newfound discipline, we think the flattening of the oil futures curve and questions about long-term demand growth will ultimately force energy companies to adjust their business models to better balance growth and returns.

The companies that can differentiate themselves in that transition should outperform, and our portfolio construction has prioritized companies whose visibility into free-cash-flow conversion is improving relative to market expectations.

We continue to forecast a range of possible outcomes, but we believe that our focus on companies with the best assets and strong management teams will lead to outperformance across these scenarios.

We are also paying close attention to the fundamentals of natural gas companies, for which sentiment has been especially poor. Although inventories and supplies of natural gas have held steady, company valuations are beginning to look more attractive.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha
Equity Investments

The investment environment

Energy stocks generally lagged the broader market over the 12 months. Although they rebounded during the latter part of the fiscal year amid a decline in oil inventories and rising natural gas prices, energy companies couldn’t shake off the turbulent first six months when oil prices stagnated.

Investment objective and strategy

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all stocks in our investment universe in order to identify those with characteristics that we believe will outperform over the long run.

8

To do this, we use a strict quantitative process that systematically focuses on several key fundamental factors. We believe that attractive stocks exhibit four key themes: (1) high quality—healthy balance sheets and consistent cash-flow generation; (2) sound management decisions—investment policies that favor internal over external funding; (3) strong market sentiment—market confirmation of our view; and (4) reasonable valuation—avoidance of overpriced stocks. Using these results, we construct our portfolio with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

Our successes and shortfalls

For the 12 months, our quality, valuation, and sentiment models boosted performance, while our management decisions model detracted.

Our overweight position and strong stock selection in refiners, particularly those in emerging markets, boosted results. We also benefited from strong selection in oil services and among integrated oil and gas companies. Our underweighting of exploration and production companies also helped. While mostly positive, our selection in certain countries—in particular, the United Kingdom, Italy, and Singapore—held back results.

Our most successful overweightings included those to Cosmo Energy Holdings, Ecopetrol SA ADR, Grupa Lotos SA, and OMV AG. Our results were dragged down by underweight allocations to Reliance Industries Limited and Devon Energy, as well as overweight positions in Doosan Heavy Industries & Construction and Newfield Exploration.

9

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	2,503,465,695	87,490,567	96.6%
Emerson U. Fullwood	2,500,061,682	90,894,579	96.5%
Amy Gutmann	2,498,574,662	92,381,600	96.4%
JoAnn Heffernan Heisen	2,502,785,690	88,170,572	96.6%
F. Joseph Loughrey	2,501,562,489	89,393,773	96.6%
Mark Loughridge	2,503,584,454	87,371,807	96.6%
Scott C. Malpass	2,499,755,273	91,200,989	96.5%
F. William McNabb III	2,498,986,712	91,969,550	96.5%
Deanna Mulligan	2,503,553,783	87,402,478	96.6%
André F. Perold	2,453,401,594	137,554,668	94.7%
Sarah Bloom Raskin	2,500,665,258	90,291,004	96.5%
Peter F. Volanakis	2,501,344,074	89,612,188	96.5%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Energy Fund	70,690,643	4,196,468	6,005,214	17,710,393	71.7%

10

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Energy Fund	19,148,572	5,098,638	56,645,116	17,710,393	19.4%

11

Energy Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.41%	0.33%
30-Day SEC Yield	2.24%	2.31%

Portfolio Characteristics
			DJ
			U.S.
			Total
		MSCI Market
		ACWI	FA
	Fund	Energy	Index
Number of Stocks	135	134	3,765
Median Market Cap	$49.7B	$69.5B	$73.6B
Price/Earnings Ratio	24.5x	21.3x	23.8x
Price/Book Ratio	1.7x	1.6x	3.2x
Return on Equity	5.3%	6.1%	14.9%
Earnings Growth Rate	-29.4%	-22.1%	9.1%
Dividend Yield	2.5%	3.4%	1.7%
Foreign Holdings	33.2%	50.8%	0.0%
Turnover Rate	24%	—	—
Short-Term Reserves	2.9%	—	—

Volatility Measures
		DJ
	MSCI	U.S. Total
	ACWI	Market
	Energy	FA Index
R-Squared	0.95	0.34
Beta	1.05	1.06
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	8.9%
Chevron Corp.	Integrated Oil & Gas	6.3
Royal Dutch Shell plc	Integrated Oil & Gas	5.0
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	4.6
TOTAL SA	Integrated Oil & Gas	4.0
EOG Resources Inc.	Oil & Gas Exploration
	& Production	3.3
BP plc	Integrated Oil & Gas	3.2
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	2.9
Diamondback Energy	Oil & Gas Exploration
Inc.	& Production	2.7
Valero Energy Corp.	Oil & Gas Refining &
	Marketing	2.7
Top Ten		43.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.38% for Investor Shares and 0.30% for Admiral Shares.

12

Energy Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	0.0%	1.1%
Industrials	0.2	0.0
Information Technology	0.5	0.0
Integrated Oil & Gas	41.5	53.6
Oil & Gas Drilling	1.0	0.3
Oil & Gas Equipment &
Services	7.2	6.8
Oil & Gas Exploration &
Production	31.1	18.9
Oil & Gas Refining &
Marketing	9.1	10.2
Oil & Gas Storage &
Transportation	3.2	9.1
Utilities	4.9	0.0
Other	1.3	0.0

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Market Diversification (% of equity exposure)

Europe
United Kingdom	8.5%
France	4.1
Italy	2.9
Portugal	1.5
Other	2.6
Subtotal	19.6%
Pacific
Japan	0.8%
Other	0.3
Subtotal	1.1%
Emerging Markets
Russia	3.9%
India	2.2
Other	2.4
Subtotal	8.5%
North America
United States	66.0%
Canada	4.8
Subtotal	70.8%

13

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Energy Fund Investor Shares	8.75%	1.32%	1.31%	$11,392
• • • • • • • •	Spliced Energy Index	13.73	0.57	0.44	10,452
– – – –	Global Natural Resources Funds
	Average	8.89	-1.04	-2.47	7,784
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	25.16	15.48	9.91	25,724
For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Energy Fund Admiral Shares	8.84%	1.39%	1.38%	$57,331
Spliced Energy Index	13.73	0.57	0.44	52,260
Dow Jones U.S. Total Stock Market Float
Adjusted Index	25.16	15.48	9.91	128,619

See Financial Highlights for dividend and capital gains information.

14

Energy Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	5/23/1984	3.17%	1.77%	-0.12%
Admiral Shares	11/12/2001	3.26	1.84	-0.06

15

Energy Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.8%)[1]
United States (62.6%)
Electric Utilities (1.5%)
	OGE Energy Corp.	2,160,637	69,572
	Avangrid Inc.	1,073,085	52,281
	Edison International	443,229	27,715
			149,568
Energy Equipment & Services (7.2%)
	Schlumberger Ltd.	3,796,512	279,347
	Halliburton Co.	4,547,850	244,220
	Patterson-UTI Energy
	Inc.	4,059,185	95,878
	Baker Hughes a GE Co.	1,949,939	62,690
*	Liberty Oilfield Services
	Inc. Class A	1,037,086	22,961
			705,096
Multi-Utilities (1.1%)
	Sempra Energy	1,011,209	108,220

Oil, Gas & Consumable Fuels (51.9%)
	Integrated Oil & Gas (17.2%)
	Exxon Mobil Corp.	9,954,391	869,018
	Chevron Corp.	4,918,239	616,501
	Occidental Petroleum
	Corp.	2,520,098	188,932

	Oil & Gas Exploration & Production (26.0%)
	Pioneer Natural
	Resources Co.	2,475,682	452,827
	EOG Resources Inc.	2,820,226	324,326
*	Diamondback Energy
	Inc.	2,110,079	264,815
	EQT Corp.	2,587,150	140,456
*	Concho Resources Inc.	864,099	136,044
*	Newfield Exploration Co.	4,157,216	131,617
	ConocoPhillips	2,135,382	125,582
	Anadarko Petroleum
	Corp.	1,816,328	109,071

	Cimarex Energy Co.	933,921	104,786
	Cabot Oil & Gas Corp.	3,909,817	103,024
	Hess Corp.	2,011,450	101,598
*	Callon Petroleum Co.	7,522,070	85,376
*	Antero Resources Corp.	4,170,579	81,034
	Devon Energy Corp.	1,712,358	70,840
*	Energen Corp.	1,153,776	60,262
*	SRC Energy Inc.	6,019,803	59,897
	Noble Energy Inc.	1,634,662	49,890
*	Parsley Energy Inc.
	Class A	1,630,148	38,471
*	Extraction Oil & Gas Inc.	2,245,379	31,660
	Marathon Oil Corp.	1,528,189	27,798
*	QEP Resources Inc.	2,205,553	20,644
*	Continental Resources
	Inc.	350,128	19,443
	Apache Corp.	9,391	421

	Oil & Gas Refining & Marketing (6.9%)
	Valero Energy Corp.	2,713,123	260,378
	Marathon Petroleum
	Corp.	2,949,594	204,318
	Phillips 66	1,842,868	188,710
	Andeavor	163,166	17,648
	HollyFrontier Corp.	74,491	3,573

	Oil & Gas Storage & Transportation (1.8%)
	Kinder Morgan Inc.	5,954,231	107,057
	Targa Resources Corp.	1,386,943	66,574
	Williams Cos. Inc.	52,221	1,639
			5,064,230
Other (0.9%)
2	Vanguard Energy ETF	578,000	58,996
*	Silver Run Acquisition
	Corp. II Class A	2,355,582	24,074
			83,070
Total United States			6,110,184

16

Energy Fund

		Market
		Value•
	Shares	($000)
International (33.2%)
Argentina (0.2%)
YPF SA ADR	791,893	19,124

Australia (0.2%)
Oil Search Ltd.	2,682,207	16,359
* Santos Ltd.	864,666	3,543
* WorleyParsons Ltd.	203,293	2,375
Woodside Petroleum Ltd.	31,390	838
		23,115
Austria (0.0%)
OMV AG	58,532	3,769

Brazil (0.9%)
* Petroleo Brasileiro SA
ADR	5,744,877	76,752
* Petroleo Brasileiro SA	726,332	4,860
* Petroleo Brasileiro SA
Preference Shares	740,600	4,584
		86,196
Canada (4.7%)
Suncor Energy Inc.	4,221,380	153,025
TransCanada Corp.
(New York Shares)	2,268,055	104,421
Encana Corp.	5,720,044	70,814
Canadian Natural
Resources Ltd. (New
York Shares)	1,822,608	62,242
* Seven Generations
Energy Ltd. Class A	1,927,359	26,874
PrairieSky Royalty Ltd.
(Toronto Shares)	605,648	14,999
Suncor Energy Inc.
(New York Shares)	193,971	7,027
Enbridge Inc.	191,049	6,994
TransCanada Corp.	88,972	4,096
Canadian Natural
Resources Ltd.	116,008	3,960
PrairieSky Royalty Ltd.	93,253	2,290
		456,742
China (0.9%)
CNOOC Ltd. ADR	411,538	64,694
CNOOC Ltd.	4,100,717	6,446
China Petroleum &
Chemical Corp.	6,829,600	5,904

	Kunlun Energy Co. Ltd.	2,838,000	2,815
	China Longyuan
	Power Group Corp.
	Ltd.	3,665,000	2,675
*	GCL-Poly Energy
	Holdings Ltd.	14,929,000	2,567
	Huaneng Renewables
	Corp. Ltd.	7,424,000	2,566
	PetroChina Co. Ltd.	306,000	241
			87,908
	Colombia (0.0%)
^	Ecopetrol SA ADR	194,214	3,665

	Denmark (0.0%)
	Vestas Wind Systems
	A/S	57,522	3,924

	Finland (0.0%)
	Neste Oyj	53,248	3,685

	France (4.0%)
^	TOTAL SA ADR	6,396,489	371,380
	TOTAL SA	300,313	17,412
			388,792
	Germany (0.8%)
3	Innogy SE	2,008,668	76,577

	Greece (0.1%)
	Motor Oil Hellas Corinth
	Refineries SA	105,053	2,625
	Hellenic Petroleum SA	227,504	2,484
			5,109
	Hungary (0.0%)
*	MOL Hungarian Oil &
	Gas plc	260,286	3,179

	India (2.1%)
	Reliance Industries Ltd.	8,498,508	128,231
	Power Grid Corp. of
	India Ltd.	24,820,469	75,565
	GAIL India Ltd.	384,356	2,889
	Hindustan Petroleum
	Corp. Ltd.	456,370	2,848
	Vedanta Ltd.	63,882	341
			209,874

17

Energy Fund

		Market
		Value•
	Shares	($000)
Israel (0.0%)
Oil Refineries Ltd.	5,022,286	2,379

Italy (2.9%)
^ Eni SPA ADR	5,844,847	211,700
Tenaris SA ADR	1,792,699	62,745
Eni SPA	254,750	4,586
		279,031
Japan (0.8%)
Inpex Corp.	4,906,668	63,991
JXTG Holdings Inc.	884,200	5,887
Idemitsu Kosan Co. Ltd.	82,700	3,104
Cosmo Energy Holdings
Co. Ltd.	75,700	2,980
Showa Shell Sekiyu KK	27,300	388
		76,350
Norway (0.5%)
^ Statoil ASA ADR	1,551,537	36,368
Statoil ASA	254,494	5,963
Aker BP ASA	106,220	3,074
Subsea 7 SA	133,137	2,074
		47,479
Poland (0.1%)
Polski Koncern
Naftowy ORLEN SA	123,362	4,001
^ Grupa Lotos SA	156,681	2,777
		6,778
Portugal (1.4%)
Galp Energia SGPS SA	7,314,919	139,732

Russia (3.8%)
Lukoil PJSC ADR	2,637,748	174,288
Rosneft Oil Co. PJSC
GDR	22,682,954	139,070
Gazprom PJSC ADR	6,841,484	34,445
Gazprom PJSC	2,455,004	6,261
Tatneft PJSC ADR	56,283	3,414
AK Transneft OAO
Preference Shares	971	3,109
Surgutneftegas OJSC	3,903,300	1,995
LUKOIL PJSC	23,865	1,583
Surgutneftegas OAO
Preference Shares	2,971,833	1,569
Tatneft PJSC	155,950	1,568
Novatek PJSC GDR	9,431	1,257
		368,559
South Korea (0.1%)
SK Innovation Co. Ltd.	21,341	4,087
GS Holdings Corp.	47,019	3,055
S-Oil Corp.	23,381	2,693
		9,835

Spain (0.5%)
Iberdrola SA (Madrid
Shares)	5,530,491	45,017
* Repsol SA	305,107	5,743
* Iberdrola SA	123,336	1,004
		51,764
Sweden (0.6%)
* Lundin Petroleum AB	2,238,814	55,856

Taiwan (0.0%)
Formosa Petrochemical
Corp.	258,000	1,096

Thailand (0.2%)
* PTT Exploration and
Production PCL (Local)	961,000	3,649
PTT PCL (Foreign)	220,000	3,454
Thai Oil PCL (Foreign)	947,700	3,100
* PTT PCL	166,300	2,611
IRPC PCL (Foreign)	9,601,800	2,252
		15,066
Turkey (0.1%)
Tupras Turkiye Petrol
Rafinerileri AS	92,224	2,829
KOC Holding AS	577,586	2,810
		5,639
United Kingdom (8.3%)
Royal Dutch Shell plc
ADR	6,112,866	429,368
BP plc ADR	6,888,098	294,742
Royal Dutch Shell plc
Class A	797,762	27,969
Royal Dutch Shell plc
Class B	637,782	22,624
BP plc	2,594,219	18,508
Royal Dutch Shell plc
Class A (Amsterdam
Shares)	341,772	12,002
Petrofac Ltd.	378,693	2,853
		808,066
Total International		3,239,289
Total Common Stocks
(Cost $5,594,959)		9,349,473
Temporary Cash Investments (4.8%)[1]
Money Market Fund (2.0%)
[4,5] Vanguard Market
Liquidity Fund,
1.545%	1,922,653	192,265

18

Energy Fund

		Face	Market
		Amount	Value •
		($000)	($000)
Repurchase Agreements (2.0%)
	RBS Securities, Inc.
	1.300%, 2/1/18 (Dated
	1/31/18, Repurchase
	Value $103,504,000,
	collateralized by U. S.
	Treasury Bill 0.000%,
	5/24/18, and U.S.
	Treasury Note/Bond
	0.625%, 4/30/18, with
	a value of $105,571,000)	103,500	103,500
	Societe Generale 1.320%,
	2/1/18 (Dated 1/31/18,
	Repurchase Value
	$93,603,000, collateralized
	by Federal Home Loan
	Bank 3.000%, 9/11/26,
	Federal Home Loan
	Mortgage Corp.
	3.652%–5.750%,
	1/1/20– 6/1/29, and U.S.
	Treasury Note/Bond
	1.250%–1.375%,
	4/30/19–5/31/20, with a
	value of $95,472,000)	93,600	93,600
			197,100
U. S. Government and Agency Obligations (0.8%)
6	Federal Home Loan
	Bank Discount Notes,
	1.303%, 2/27/18	75,000	74,931
7	United States Treasury
	Bill, 1.122%, 2/8/18	60	60
7	United States Treasury
	Bill, 1.432%, 4/26/18	100	100
7	United States Treasury
	Bill, 1.462%, 5/17/18	3,700	3,684
7	United States Treasury
	Bill, 1.446%, 5/31/18	3,881	3,862
			82,637
Total Temporary Cash Investments
(Cost $472,018)			472,002
Total Investments (100.6%)
(Cost $6,066,977)			9,821,475

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	521
Receivables for Investment Securities Sold 39,910
Receivables for Accrued Income	3,642
Receivables for Capital Shares Issued	4,737
Variation Margin Receivable—
Futures Contracts	86
Other Assets	719
Total Other Assets	49,615
Liabilities
Payables for Investment Securities
Purchased	(47,212)
Payables to Investment Advisor	(3,169)
Collateral for Securities on Loan	(21,965)
Payables for Capital Shares Redeemed	(15,523)
Payables to Vanguard	(19,497)
Total Liabilities	(107,366)
Net Assets (100%)	9,763,724

19

Energy Fund

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	6,878,539
Overdistributed Net Investment Income	(28,829)
Accumulated Net Realized Losses	(844,037)
Unrealized Appreciation (Depreciation)
Investment Securities	3,754,498
Futures Contracts	3,504
Foreign Currencies	49
Net Assets	9,763,724

Investor Shares—Net Assets
Applicable to 53,364,876 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,968,122
Net Asset Value Per Share—
Investor Shares	$55.62

Amount
($000)
Admiral Shares—Net Assets
Applicable to 65,122,689 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,795,602
Net Asset Value Per Share—
Admiral Shares	$104.35

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $21,210,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 97.5% and 3.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the value of this security represented 0.8% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $21,965,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its
securities are generally neither guaranteed by the U.S.
Treasury nor backed by the full faith and credit of the
U.S. government.
7 Securities with a value of $7,173,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

20

Energy Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	1,197	169,124	3,504

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Energy Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Dividends[1,2]	301,872
Interest [2]	3,893
Securities Lending—Net	4,591
Total Income	310,356
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,947
Performance Adjustment	79
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,650
Management and Administrative—Admiral Shares	8,325
Marketing and Distribution—Investor Shares	502
Marketing and Distribution—Admiral Shares	452
Custodian Fees	1,555
Auditing Fees	38
Shareholders’ Reports and Proxy—Investor Shares	378
Shareholders’ Reports and Proxy—Admiral Shares	177
Trustees’ Fees and Expenses	20
Total Expenses	31,123
Net Investment Income	279,233
Realized Net Gain (Loss)
Investment Securities Sold [2]	53,231
Futures Contracts	21,444
Foreign Currencies	35
Realized Net Gain (Loss)	74,710
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	397,506
Futures Contracts	2,961
Foreign Currencies	79
Change in Unrealized Appreciation (Depreciation)	400,546
Net Increase (Decrease) in Net Assets Resulting from Operations	754,489

1 Dividends are net of foreign withholding taxes of $13,094,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $1,659,000, $1,034,000, ($20,000), and $566,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	279,233	200,059
Realized Net Gain (Loss)	74,710	(357,201)
Change in Unrealized Appreciation (Depreciation)	400,546	2,823,815
Net Increase (Decrease) in Net Assets Resulting from Operations	754,489	2,666,673
Distributions
Net Investment Income
Investor Shares	(84,836)	(63,588)
Admiral Shares	(197,679)	(137,420)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(282,515)	(201,008)
Capital Share Transactions
Investor Shares	(619,766)	(63,208)
Admiral Shares	(771,839)	159,725
Net Increase (Decrease) from Capital Share Transactions	(1,391,605)	96,517
Total Increase (Decrease)	(919,631)	2,562,182
Net Assets
Beginning of Period	10,683,355	8,121,173
End of Period[1]	9,763,724	10,683,355
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($28,829,000) and ($25,571,000).

See accompanying Notes, which are an integral part of the Financial Statements.

23

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$52.70	$40.43	$51.53	$63.85	$62.66
Investment Operations
Net Investment Income	1.477[1,2]	.982	1.096	1.276	1.291
Net Realized and Unrealized Gain (Loss)
on Investments	3.035	12.275	(11.118)	(9.436)	2.413
Total from Investment Operations	4.512	13.257	(10.022)	(8.160)	3.704
Distributions
Dividends from Net Investment Income	(1.592)	(.987)	(1.078)	(1.206)	(1.277)
Distributions from Realized Capital Gains	—	—	—	(2.954)	(1.237)
Total Distributions	(1.592)	(.987)	(1.078)	(4.160)	(2.514)
Net Asset Value, End of Period	$55.62	$52.70	$40.43	$51.53	$63.85

Total Return[3]	8.75%	32.73%	-19.53%	-13.16%	5.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,968	$3,452	$2,693	$3,334	$4,138
Ratio of Total Expenses to Average Net Assets[4]	0.38%	0.41%	0.37%	0.37%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.86%[2]	1.97%	2.20%	1.84%	1.97%
Portfolio Turnover Rate	24%	29%	23%	31%	17%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.342 and 0.67%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.03%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$98.88	$75.85	$96.69	$119.83	$117.63
Investment Operations
Net Investment Income	2.815[1,2]	1.918	2.113	2.479	2.530
Net Realized and Unrealized Gain (Loss)
on Investments	5.730	23.035	(20.872)	(17.726)	4.491
Total from Investment Operations	8.545	24.953	(18.759)	(15.247)	7.021
Distributions
Dividends from Net Investment Income	(3.075)	(1.923)	(2.081)	(2.351)	(2.500)
Distributions from Realized Capital Gains	—	—	—	(5.542)	(2.321)
Total Distributions	(3.075)	(1.923)	(2.081)	(7.893)	(4.821)
Net Asset Value, End of Period	$104.35	$98.88	$75.85	$96.69	$119.83

Total Return[3]	8.84%	32.83%	-19.48%	-13.11%	5.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,796	$7,231	$5,428	$6,569	$7,540
Ratio of Total Expenses to Average Net Assets[4]	0.30%	0.33%	0.31%	0.31%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.94%[2]	2.05%	2.26%	1.90%	2.03%
Portfolio Turnover Rate	24%	29%	23%	31%	17%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.643 and 0.67%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.03%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has

26

Energy Fund

entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending

27

Energy Fund

income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the MSCI ACWI Energy Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $604,000 for the year ended January 31, 2018.

For the year ended January 31, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a net increase of $79,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

28

Energy Fund

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $521,000, representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,110,184	—	—
Common Stocks—International	2,027,280	1,212,009	—
Temporary Cash Investments	192,265	279,737	—
Futures Contracts—Assets[1]	86	—	—
Total	8,329,815	1,491,746	—
1 Represents variation margin on the last day of the reporting period.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at January 31, 2018, the fund had $14,392,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $66,205,000 to offset taxable capital gains realized during the year ended January 31, 2018. At January 31, 2018, the fund had available capital losses totaling $839,189,000 that may be carried forward indefinitely to offset future net capital gains.

29

Energy Fund

At January 31, 2018, the cost of investment securities for tax purposes was $6,092,969,000. Net unrealized appreciation of investment securities for tax purposes was $3,728,506,000, consisting of unrealized gains of $3,826,743,000 on securities that had risen in value since their purchase and $98,237,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2018, the fund purchased $2,199,623,000 of investment securities and sold $3,510,211,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	425,153	8,257	790,047	16,338
Issued in Lieu of Cash Distributions	79,692	1,521	59,916	1,108
Redeemed	(1,124,611)	(21,913)	(913,171)	(18,558)
Net Increase (Decrease)—Investor Shares	(619,766)	(12,135)	(63,208)	(1,112)
Admiral Shares
Issued	954,935	9,930	1,369,010	14,893
Issued in Lieu of Cash Distributions	180,333	1,835	126,344	1,246
Redeemed	(1,907,107)	(19,772)	(1,335,629)	(14,570)
Net Increase (Decrease)—Admiral Shares	(771,839)	(8,007)	159,725	1,569

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Energy Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

31

Special 2017 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $238,668,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 62.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

32

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares
Periods Ended January 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	8.75%	1.32%	1.31%
Returns After Taxes on Distributions	7.89	0.35	0.43
Returns After Taxes on Distributions and Sale of Fund Shares	5.57	0.86	1.00

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2017	1/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,148.39	$2.00
Admiral Shares	1,000.00	1,148.86	1.57
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.34	$1.89
Admiral Shares	1,000.00	1,023.74	1.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

35

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

36

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

37

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

38

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Mr. McNabb has served as chairman of the board of Vanguard and of each of the investment companies served by Vanguard since January 2010; as a trustee of each of the investment companies served by Vanguard since 2009; and as director of Vanguard since 2008. Mr. McNabb served as chief executive officer and president of Vanguard and each of the investment companies served by Vanguard from 2008 to 2017 and as a managing director of Vanguard from 1995 to 2008. Mr. McNabb also serves as a director of Vanguard Marketing Corporation. He was born in 1957.

Mortimer J. Buckley

Mr. Buckley has served as chief executive officer of Vanguard since January 2018; as chief executive officer, president, and trustee of each of the investment companies served by Vanguard since January 2018; and as president and director of Vanguard since 2017. Previous positions held by Mr. Buckley at Vanguard include chief investment officer (2013–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006). Mr. Buckley also served as chairman of the board of the Children’s Hospital of Philadelphia from 2011 to 2017. He was born in 1969.

Independent Trustees

Emerson U. Fullwood

Mr. Fullwood has served as trustee since July 2008. Mr. Fullwood is the former executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Previous positions held at Xerox by Mr. Fullwood include president of the Worldwide Channels Group, president of Latin America, executive chief staff officer of Developing Markets, and president of Worldwide Customer Services. Mr. Fullwood is the executive in residence at the Rochester Institute of Technology, where he was the 2009–2010 Distinguished Minett Professor. Mr. Fullwood serves as lead director of SPX FLOW, Inc. (multi-industry manufacturing); director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College; and a trustee of the University of Rochester. He was born in 1948.

Amy Gutmann

Dr. Gutmann has served as trustee since June 2006. Dr. Gutmann has served as the president of the University of Pennsylvania since 2004. She is the Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Dr. Gutmann also serves as a trustee of the National Constitution Center. She was born in 1949.

JoAnn Heffernan Heisen

Ms. Heisen has served as trustee since July 1998. Ms. Heisen is the former corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and a former member of its executive committee (1997–2008). During her tenure at Johnson & Johnson, Ms. Heisen held multiple roles, including: chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991). Ms. Heisen serves as a director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation and as a member of the advisory board of the Institute for Women’s Leadership at Rutgers University. She was born in 1950.

F. Joseph Loughrey

Mr. Loughrey has served as trustee since October 2009. Mr. Loughrey is the former president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Mr. Loughrey serves as chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a director of the V Foundation for Cancer Research; and as a member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. He was born in 1949.

Mark Loughridge

Mr. Loughridge has served as trustee since March 2012. Mr. Loughridge is the former senior vice president and chief financial officer (retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s retirement plan committee (2004–2013). Previous positions held by Mr. Loughridge at IBM include senior vice president and general manager of Global Financing (2002–2004), vice president and controller (1998–2002), and a variety of management roles. Mr. Loughridge serves as a member of the Council on Chicago Booth. He was born in 1953.

Scott C. Malpass

Mr. Malpass has served as trustee since March 2012. Mr. Malpass has served as chief investment officer since 1989 and as vice president since 1996 at the University of Notre Dame. Mr. Malpass serves as an assistant professor of finance at the Mendoza College of Business at the University of Notre Dame and is a member of the Notre Dame 403(b) investment committee. Mr. Malpass also serves as chairman of the board of TIFF Advisory Services, Inc.; as a member of the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the board of superintendence of the Institute for the Works of Religion. He was born in 1962.

Deanna Mulligan

Ms. Mulligan has served as trustee since January 2018. Ms. Mulligan has served as president since 2010 and chief executive officer since 2011 at The Guardian Life Insurance Company of America. Previous positions held by Ms. Mulligan at The Guardian Life Insurance Company of America include chief operating officer (2010–2011) and executive vice president of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a board member of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. She also serves as a trustee of the Economic Club of New York and the Bruce Museum (arts and science) and as a member of the Advisory Council for the Stanford Graduate School of Business. She was born in 1963.

André F. Perold

Dr. Perold has served as trustee since December 2004. Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Dr. Perold serves as chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an overseer of the Museum of Fine Arts Boston. He was born in 1952.

Sarah Bloom Raskin

Ms. Raskin has served as trustee since January 2018. Ms. Raskin served as deputy secretary of the United States Department of the Treasury (2014–2017), as a governor of the Federal Reserve Board (2010–2014), and as commissioner of financial regulation of the State of Maryland (2007–2010). Ms. Raskin also served as a member of the Neighborhood Reinvestment Corporation’s board of directors (2012–2014). Ms. Raskin serves as a director of i(x) Investments, LLC. She was born in 1961.

Peter F. Volanakis

Mr. Volanakis has served as trustee since July 2009. Mr. Volanakis is the retired president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and a former director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Mr. Volanakis served as a director of SPX Corporation (multi-industry manufacturing) (2012) and as an overseer of the Amos Tuck School of Business Administration at Dartmouth College (2001–2013). Mr. Volanakis serves as chairman of the board of trustees of Colby-Sawyer College and is a member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables). He was born in 1955.

Executive Officers

Glenn Booraem

Mr. Booraem, a principal of Vanguard, has served as investment stewardship officer of each of the investment companies served by Vanguard since February 2017. Mr. Booraem served as treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard. He was born in 1967.

Christine M. Buchanan

Ms. Buchanan, a principal of Vanguard, has served as treasurer of each of the investment companies served by Vanguard since November 2017. She also serves as global head of Fund Administration at Vanguard. Ms. Buchanan served as a partner at KPMG LLP (audit, tax, and advisory services) (2005–2017). She was born in 1970.

Thomas J. Higgins

Mr. Higgins, a principal of Vanguard, has served as chief financial officer of each of the investment companies served by Vanguard since 2008. Mr. Higgins served as treasurer of each of the investment companies served by Vanguard (1998–2008). He was born in 1957.

Peter Mahoney

Mr. Mahoney, a principal of Vanguard, has served as controller of each of the investment companies served by Vanguard since May 2015. Mr. Mahoney served as head of International Fund Services at Vanguard (2008–2014). He was born in 1974.

Anne E. Robinson

Ms. Robinson has served as general counsel of Vanguard since September 2016; as secretary of Vanguard and of each of the investment companies served by Vanguard since September 2016; as director and senior vice president of Vanguard Marketing Corporation since September 2016; and as a managing director of Vanguard since August 2016. Ms. Robinson served as managing director and general counsel of Global Cards and Consumer Services at Citigroup (2014–2016). She served as counsel at American Express (2003–2014). She was born in 1970.

Michael Rollings

Mr. Rollings, a managing director of Vanguard since June 2016, has served as finance director of each of the investment companies served by Vanguard since November 2017 and as a director of Vanguard Marketing Corporation since June 2016. Mr. Rollings served as treasurer of each of the investment companies served by Vanguard from February 2017 to November 2017. He also served as the executive vice president and chief financial officer of MassMutual Financial Group (2006–2016). He was born in 1963.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollins
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2017, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032018

Annual Report | January 31, 2018

Vanguard Precious Metals and Mining Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	6
Results of Proxy Voting.	9
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2018, Vanguard Precious Metals and Mining Fund returned –1.56%. That result significantly trailed the return of the benchmark S&P Global Custom Metals and Mining Index (+14.87%) but surpassed the average return of peer funds (–5.20%).

• Keep in mind that these negative returns are indicative of a highly volatile segment of the market. The fund, which invests in companies that are involved in the mining of or exploration for precious and rare metals and minerals, surged about 76% the previous fiscal year after a half decade of negative results.

• The fund’s high allocation to and selection in gold-mining stocks notably detracted from performance. The fund was also considerably hurt by having less exposure than the benchmark to diversified metals and mining companies.

• On a more positive note, relative to the benchmark, the fund benefited from its precious metals and minerals and silver holdings.

Total Returns: Fiscal Year Ended January 31, 2018
Total
Returns
Vanguard Precious Metals and Mining Fund	-1.56%
S&P Global Custom Metals and Mining Index	14.87
Precious Metals Equity Funds Average	-5.20
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended January 31, 2018
Average
Annual Return
Precious Metals and Mining Fund	-6.75%
S&P Global Custom Metals and Mining Index	-1.95
Precious Metals Equity Funds Average	-4.51
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.43%	1.38%

The fund expense ratio shown is from the prospectus dated May 25, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the fund’s expense ratio was 0.36%. The change from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. The peer-group expense ratio is derived from data provided by Lipper, a Thomson
Reuters Company, and captures information through year-end 2017.

Peer group: Precious Metals Equity Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

When you start a new job, it’s natural to reflect on both the past and the future. And so it is in my case, having begun my service as just the fourth chief executive in Vanguard’s history.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my new role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.84%	14.28%	15.72%
Russell 2000 Index (Small-caps)	17.18	12.12	13.33
Russell 3000 Index (Broad U.S. market)	25.16	14.11	15.53
FTSE All-World ex US Index (International)	29.63	10.20	7.48

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.15%	1.14%	2.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.52	1.97	2.69
Citigroup Three-Month U.S. Treasury Bill Index	0.91	0.41	0.25

CPI
Consumer Price Index	2.07%	1.98%	1.48%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
February 15, 2018

5

Advisor’s Report

Vanguard Precious Metals and Mining Fund returned –1.56% for the fiscal year ended January 31, 2018. The fund lagged its customized benchmark, which returned 14.87%, but exceeded the average return of –5.20% for the precious metals-oriented funds peer group.

Market environment

Stock markets maintained a generally upward trend during the fiscal year, thanks to ongoing global economic growth that has helped drive up earnings. The Federal Reserve and the European Central Bank both took steps to start scaling back supportive measures for their economies.

Late in 2017, President Trump signed a major tax bill into law. Investors broadly welcomed the move, expecting lower taxes to provide a boost for business and economic growth both in the United States and abroad.

In this largely buoyant environment, shares in diversified metals and mining companies were the strongest performers over the 12 months, while gold, precious metals, and silver underperformed the benchmark.

The fund’s performance

Despite the strong returns for diversified metals and miners, the fund’s light exposure compared with the benchmark’s hurt performance, as did an overweight position in gold producers. A relatively large exposure to precious metals and silver detracted, although stock selection in both categories was positive.

In terms of detractors, the fund’s performance was held back by certain stocks that had exposure to heightened geopolitical risk and, therefore, operational uncertainty. Tahoe Resources, Eldorado Gold, and Acacia Mining all came under such pressure during the fiscal year.

A holding in Canadian copper miner Nevsun Resources also detracted. Despite this disappointing performance, Nevsun arguably has one of the best undeveloped copper deposits in its Timok project in Serbia.

Turning to contributors, Dominion Diamond was a significant performer following a cash takeover bid by The Washington Companies. Independence Group, an Australian gold, nickel, cobalt, and zinc producer, also contributed. The company is benefiting from revived industrial production as well as demand for nickel and cobalt because of heightened interest in electric vehicles. The firm has reached an inflection point in the lifecycle of its Nova nickel, copper, and cobalt assets; capital expenditures have come down, and the business has become more productive.

Similarly, KAZ Minerals has reached a capital expenditure cash-flow inflection point. KAZ is also benefiting from a supportive copper environment. Other contributors included IAMGOLD, which has executed on its business plan.

6

Portfolio activity

Amid ongoing recovery in global industrial production, we have been slowly increasing our exposure to diversified metals and miners, while trimming our presence in precious metals.

We added to our position in Glencore, which has benefited from a strong zinc market. However, the company is exposed to a difficult political backdrop in the Democratic Republic of the Congo, where it has some promising copper and cobalt assets.

We also increased our exposure to Rio Tinto. The company has a strong cash flow and is deleveraging its balance sheet. We are underweighted in the stock, which has a significant exposure to the iron ore market. We believe that all-time-high inventories in China and slowing demand will lead to lower iron ore prices, thus presenting a better buying opportunity.

We sold our position in BHP Billiton because of our persistent concerns about its management’s execution and strategy. Furthermore, we were not able to benefit from its oil exposure. BHP has been under pressure to unlock value, leading to share-price gains. We took advantage of a rally toward the end of the year to sell the stock. We instead recreated similar exposure to iron ore and copper through our positions in Southern Copper and Grupo Mexico and through some new additions to the portfolio, including KAZ Minerals and Fortescue Metals. In our opinion, these companies offer better opportunities.

We started a new position in Canadian zinc miner Trevali Mining. The company’s asset base significantly improved after it bought a portfolio of zinc assets from Glencore. Trevali has a solid management team whose interests are closely aligned with those of the company’s shareholders.

Other purchases in the diversified metals space included new positions in U.S.-listed Compass Minerals International, Mexico-based smelting and refining company Industrias Penoles, East Africa-focused Base Resources, Canadian-based Arizona Mining, and Australian mining company Independence Group.

Although we reduced our weighting in precious metals, we started new positions in some promising gold companies. One of those is Evolution Mining, an Australian gold producer. The company is well-run, with a focus on resources-into-reserves conversion, and has the potential for longer-term regional exploration.

Other new positions included Australian gold firms Regis Resources, Northern Star Resources, and Newcrest Mining. These firms’ management teams focus on reducing all-in sustaining costs and improving return on invested capital. They also have clean balance sheets and are not overlevered.

7

We sold our position in Canadian-listed Yamana Gold because of corporate governance concerns. We also sold a number of holdings because of possible geopolitical risk, including Torex Gold Resources (Mexico) and AngloGold Ashanti (Tanzania and South Africa).

Takeover activity resulted in some companies leaving the portfolio. For example, U.S. platinum miner Stillwater Mining was taken over by Sibanye. Elsewhere, Newcastle Gold was acquired in a three-way merger with Trek Mining and Anfield Gold to create Equinox Gold, while Integra Gold was acquired by Canada’s Eldorado Gold. And as mentioned earlier, The Washington Companies bought Dominion Diamond.

We sold our holding in Asanko Gold, locking in profits. Similarly, we sold out of Boliden at favorable valuations. We closed our position in First Majestic Silver over concerns about its acquisition strategy, cash flow, and productive ability. Further, we have been reducing Acacia Mining for some time, and we finally exited the position. We also sold some highly illiquid holdings, including Balmoral Resources, Bluestone Resources, and Atalaya Mining.

Portfolio positioning and outlook

Ongoing global growth suggests we are switching from a deflationary to an inflationary backdrop. In this environment, as copper tends to act as an inflation hedge, we look to increase our exposure to companies that are exposed to copper in the diversified metals and miners sphere. Overall, we expect to increase our weighting in diversified metals and miners relative to precious metals.

We expect one or two more years of stronger global growth and industrial production before rising input costs start to affect margins. In our view, many companies should benefit from strong free cash flow and deleveraging in the short term.

Risks remain, however, as cyclical companies are often tempted to use positive free cash flow for mergers and acquisitions. Indeed, as global growth and industrial production improve over the coming year, it is likely that smaller companies will pique the interest of larger, cyclical companies. Though we do hold some firms that could be interesting potential targets, holdings in the portfolio need to be compelling assets in their own right.

Jamie J. Horvat
Portfolio Manager

M&G Investment Management Limited

February 21, 2018

8

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	2,503,465,695	87,490,567	96.6%
Emerson U. Fullwood	2,500,061,682	90,894,579	96.5%
Amy Gutmann	2,498,574,662	92,381,600	96.4%
JoAnn Heffernan Heisen	2,502,785,690	88,170,572	96.6%
F. Joseph Loughrey	2,501,562,489	89,393,773	96.6%
Mark Loughridge	2,503,584,454	87,371,807	96.6%
Scott C. Malpass	2,499,755,273	91,200,989	96.5%
F. William McNabb III	2,498,986,712	91,969,550	96.5%
Deanna Mulligan	2,503,553,783	87,402,478	96.6%
André F. Perold	2,453,401,594	137,554,668	94.7%
Sarah Bloom Raskin	2,500,665,258	90,291,004	96.5%
Peter F. Volanakis	2,501,344,074	89,612,188	96.5%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Precious Metals and
Mining Fund	134,843,574	9,843,366	10,095,140	29,209,656	73.3%

9

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Precious Metals and
Mining Fund	40,843,642	10,413,097	103,525,340	29,209,656	22.2%

10

Precious Metals and Mining Fund

Fund Profile
As of January 31, 2018

Portfolio Characteristics
		S&P	DJ
		Global	U.S.
		Custom	Total
		Metals and	Market
		Mining	FA
	Fund	Index	Index
Number of Stocks	77	218	3,765
Median Market Cap	$3.0B	$14.1B	$73.6B
Price/Earnings Ratio	23.3x	18.5x	23.8x
Price/Book Ratio	1.6x	1.7x	3.2x
Return on Equity	-1.5%	-0.1%	14.9%
Earnings Growth Rate	-11.1%	-10.4%	9.1%
Dividend Yield	0.9%	1.9%	1.7%
Foreign Holdings	87.6%	88.3%	0.00%
Turnover Rate	35%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.43%	—	—
Short-Term Reserves	1.7%	—	—

Subindustry Diversification (% of equity
exposure)
		S&P
		Global
		Custom
		Metals and
		Mining
	Fund	Index
Aluminum	0.0%	4.0%
Agricultural Products	2.0	0.0
Copper	6.1	5.7
Diversified Metals & Mining	11.9	42.7
Gold	64.8	38.6
Precious Metals & Minerals	7.1	4.8
Silver	7.6	4.2
Steel	0.5	0.0

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	S&P
	Global
	Custom	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	FA Index
R-Squared	0.90	0.01
Beta	1.00	0.40
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Newmont Mining Corp.	Gold	6.8%
Agnico Eagle Mines Ltd. Gold		5.4
B2Gold Corp.	Gold	4.6
Randgold Resources
Ltd.	Gold	4.6
Franco-Nevada Corp.	Gold	4.1
Kinross Gold Corp.	Gold	3.5
Endeavour Mining Corp.	Gold	3.1
Hochschild Mining plc	Silver	3.1
Independence Group NL Diversified Metals &
	Mining	2.8
Nevsun Resources Ltd.	Copper	2.7
Top Ten		40.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated May 25, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratio was 0.36%.

11

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2018

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Precious Metals and Mining Fund	-1.56%	-6.65%	-6.75%	$4,971
S&P Global Custom Metals and Mining
• • • • • • • •
Index	14.87	-3.32	-1.95	8,216

– – – – Precious Metals Equity Funds Average	-5.20	-8.78	-4.51	6,304
Dow Jones U.S. Total Stock Market
Float Adjusted Index	25.16	15.48	9.91	25,724
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

Precious Metals and Mining Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Precious Metals and
Mining Fund	5/23/1984	13.75%	-7.02%	-6.60%

13

Precious Metals and Mining Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.7%)
Agricultural Products (2.0%)
	Bunge Ltd.	644,985	51,231

Copper (6.1%)
^,1	Nevsun Resources
	Ltd.	33,775,990	70,572
	Lundin Mining Corp.	5,545,622	40,082
	Southern Copper Corp.	678,330	32,933
*	KAZ Minerals plc	1,008,549	11,737
			155,324
Diversified Metals & Mining (11.7%)
	Independence Group
	NL	17,654,527	71,078
	Rio Tinto plc	1,017,868	56,658
	Glencore plc	7,063,150	40,482
^,*	Trevali Mining Corp.	27,500,000	36,220
	Grupo Mexico SAB
	de CV Class B	7,870,822	27,903
*,1	Base Resources Ltd.	69,515,366	15,645
	Compass Minerals
	International Inc.	184,931	13,481
*,1	Neo Lithium Corp.	7,678,100	12,984
*	Arizona Mining Inc.	2,510,118	9,041
*	Orla Mining Ltd.	5,714,300	7,619
*	Equinox Gold Corp.	4,597,126	4,485
^,*,1 Osisko Metals Inc.		6,575,000	4,170
*,1	Aguia Resources Ltd.	7,705,882	1,875
			301,641
Gold (63.9%)
	Newmont Mining Corp.	4,330,620	175,433
^	Randgold Resources
	Ltd. ADR	1,162,627	117,611
*	B2Gold Corp.	37,190,786	112,316
	Franco-Nevada Corp.	1,373,364	104,911
	Agnico Eagle Mines
	Ltd.	2,095,594	99,080

*	Kinross Gold Corp.	20,649,194	89,411
*	Endeavour Mining
	Corp.	4,371,279	80,709
	Royal Gold Inc.	723,226	64,367
*,1	SEMAFO Inc.	20,803,148	61,564
*	IAMGOLD Corp.	10,265,501	60,425
	Newcrest Mining Ltd.	3,080,111	56,330
	Barrick Gold Corp.	3,604,233	51,829
	OceanaGold Corp.	18,083,577	49,840
^,*	Pretium Resources Inc.	6,200,777	43,157
*,1	Guyana Goldfields Inc.	11,186,620	43,018
	Alamos Gold Inc.	6,734,248	40,271
	Agnico Eagle Mines
	Ltd. (Toronto Shares)	814,545	38,535
*	Saracen Mineral
	Holdings Ltd.	31,715,213	38,279
*,1	Premier Gold Mines
	Ltd.	10,858,207	30,632
	Northern Star
	Resources Ltd.	6,465,904	30,240
*,1	Alacer Gold Corp.	16,682,469	29,025
	Goldcorp Inc.	1,987,114	28,455
*,1	Roxgold Inc.	29,570,296	26,685
	Alamos Gold Inc.
	Class A	3,627,542	21,736
	Tahoe Resources Inc.	4,678,633	20,539
^,*	Dacian Gold Ltd.	8,595,089	19,001
^	Osisko Gold Royalties
	Ltd.	1,634,820	18,368
	Evolution Mining Ltd.	6,206,125	14,295
	Tahoe Resources Inc.
	(Toronto Shares)	2,689,463	11,873
*,1	Beadell Resources Ltd.	83,211,152	10,085
*,1	Nighthawk Gold Corp.	17,775,860	9,683
^,*	Barkerville Gold Mines
	Ltd.	16,770,771	9,544
*	Eldorado Gold Corp.	7,013,293	9,117

14

Precious Metals and Mining Fund

			Market
			Value•
		Shares	($000)
*	Gold Road Resources
	Ltd.	12,341,066	7,983
^,*	TMAC Resources Inc.	955,700	6,892
*	B2Gold Corp.
	(Toronto Shares)	1,860,800	5,628
*,1	Troilus Gold Corp.	2,798,780	4,551
*	Osisko Gold Royalties
	Warrants Expire
	02/26/2019	231,787	196
*	Primero Mining Corp.
	Warrants Expire
	06/25/2018	638,250	3
			1,641,617
Other (0.0%)
*,2	Americas Silver Corp.
	Warrants Expire
	06/09/2021	7,108,333	121
*,2	Nighthawk Gold Corp.
	Warrants Expire
	09/02/2018	5,729,647	—
*	Osisko Mining Inc.
	Warrants Expire
	08/25/2018	4,500,000	—
*	Osisko Metals Inc.
	Warrants Expire
	07/18/2019	3,287,500	—
*	Troilus Gold Inc.
	Warrants Expire
	5/21/2020	3,048,780	—
*	Barkerville Gold Mines
	Warrants Expire
	11/18/2018	263,158	—
*,2,3 Rescue Radio Corp.		15,955	—
			121
Precious Metals & Minerals (7.0%)
*,1	Osisko Mining Inc.	18,547,050	53,681
^,*,1 Dalradian Resources
	Inc.	45,625,000	45,996
	Fresnillo plc	2,076,917	39,764
	Industrias Penoles
	SAB de CV	1,040,706	24,120
	Lucara Diamond Corp.	6,088,724	12,623
^,*	Mountain Province
	Diamonds Inc.	1,435,700	3,980
			180,164
Silver (7.5%)
	Hochschild Mining plc	24,351,353	79,310
*,1	Fortuna Silver Mines
	Inc.	10,080,774	48,519
*	MAG Silver Corp.	2,703,673	29,015
	Wheaton Precious
	Metals Corp.	1,208,644	26,109
*,1	Americas Silver Corp.	2,369,444	9,497
			192,450

Steel (0.5%)
Fortescue Metals Group
Ltd.	3,303,268	13,118
Total Common Stocks
(Cost $2,151,122)		2,535,666
Temporary Cash Investment (3.0%)
Money Market Fund (3.0%)
[4,5] Vanguard Market
Liquidity Fund, 1.545%
(Cost $75,588)	755,874	75,587
Total Investments (101.7%)
(Cost $2,226,710)		2,611,253
Other Assets and Liabilities (-1.7%)
Other Assets		4,204
Liabilities [5]		(46,983)
		(42,779)
Net Assets (100%)
Applicable to 242,951,701 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,568,474
Net Asset Value Per Share		$10.57

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		2,057,484
Affiliated Vanguard Fund		75,587
Other Affiliated Issuers		478,182
Total Investments in Securities		2,611,253
Investment in Vanguard		142
Receivables for Investment
Securities Sold		175
Receivables for Accrued Income		371
Receivables for Capital Shares Issued		3,249
Other Assets		267
Total Assets		2,615,457
Liabilities
Payables for Investment
Securities Purchased		5,608
Collateral for Securities on Loan		32,497
Payables to Investment Advisor		468
Payables for Capital Shares Redeemed		2,070
Payables to Vanguard		5,826
Other Liabilities		514
Total Liabilities		46,983
Net Assets		2,568,474

15

Precious Metals and Mining Fund

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	4,307,910
Overdistributed Net Investment Income	(111,067)
Accumulated Net Realized Losses	(2,012,935)
Unrealized Appreciation (Depreciation)
Investment Securities	384,543
Foreign Currencies	23
Net Assets	2,568,474

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $27,513,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such
company.
2 Restricted securities totaling $121,000, representing 0.0%
of net assets.
3 Certain of the fund’s securities are valued using significant unobservable inputs.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $32,497,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers[1]	15,582
Dividends Received from Affiliated Issuers[2]	3,372
Interest Received from Affiliated Vanguard Fund	930
Securities Lending—Net	1,523
Total Income	21,407
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,504
Performance Adjustment	(63)
The Vanguard Group—Note C
Management and Administrative	5,022
Marketing and Distribution	439
Custodian Fees	113
Auditing Fees	33
Shareholders’ Reports and Proxy	260
Trustees’ Fees and Expenses	7
Total Expenses	9,315
Net Investment Income	12,092
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers [3]	(63,216)
Investment Securities Sold—Affiliated Issuers	(22,314)
Foreign Currencies	(322)
Realized Net Gain (Loss)	(85,852)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers [3]	23,579
Investment Securities—Affiliated Issuers	1,406
Foreign Currencies	36
Change in Unrealized Appreciation (Depreciation)	25,021
Net Increase (Decrease) in Net Assets Resulting from Operations	(48,739)
1 Dividends are net of foreign withholding taxes of $537,000.
2 Dividends are net of foreign withholding taxes of $341,000.
3 Includes precious metals.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,092	15,861
Realized Net Gain (Loss)	(85,852)	(289,478)
Change in Unrealized Appreciation (Depreciation)	25,021	1,394,398
Net Increase (Decrease) in Net Assets Resulting from Operations	(48,739)	1,120,781
Distributions
Net Investment Income	(591)	(39,024)
Realized Capital Gain	—	—
Total Distributions	(591)	(39,024)
Capital Share Transactions
Issued	813,768	1,114,214
Issued in Lieu of Cash Distributions	540	36,059
Redeemed	(808,977)	(1,084,078)
Net Increase (Decrease) from Capital Share Transactions	5,331	66,195
Total Increase (Decrease)	(43,999)	1,147,952
Net Assets
Beginning of Period	2,612,473	1,464,521
End of Period[1]	2,568,474	2,612,473
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($111,067,000) and ($143,537,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Precious Metals and Mining Fund

Financial Highlights

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.74	$6.22	$9.59	$10.38	$15.46
Investment Operations
Net Investment Income	.049[1]	.066[1,2]	.175[1,3]	.130	.243[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.217)	4.615	(3.397)	(.920)	(5.315)
Total from Investment Operations	(.168)	4.681	(3.222)	(.790)	(5.072)
Distributions
Dividends from Net Investment Income	(. 002)	(.161)	(.148)	—	(. 007)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	—	—	—	—	(.001)
Total Distributions	(. 002)	(.161)	(.148)	—	(. 008)
Net Asset Value, End of Period	$10.57	$10.74	$6.22	$9.59	$10.38

Total Return[4]	-1.56%	75.99%	-34.07%	-7.61%	-32.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,568	$2,612	$1,465	$2,087	$2,302
Ratio of Total Expenses to Average Net Assets[5]	0.36%	0.43%	0.35%	0.29%	0.25%
Ratio of Net Investment Income to
Average Net Assets	0.47%	0.65%[2]	2.22% [3]	1.33%	2.10%
Portfolio Turnover Rate	35%	29%	8%	62%	34%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.012 and 0.12%, respectively, resulting from a special dividend from Lucara Diamond Corp. in September 2016.
3 Net investment income per share and the ratio of net investment income to average net assets include $.037 and 0.47%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.06%, (0.02%), (0.08%), and (0.09%).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the latest quoted bid prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The

20

Precious Metals and Mining Fund

master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. M&G Investment Management Limited provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the S&P Global Custom Metals and Mining Index for the preceding three years. For the year ended January 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before a decrease of $63,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

21

Precious Metals and Mining Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $142,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,029,665	506,001	—
Temporary Cash Investments	75,587	—	—
Total	2,105,252	506,001	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2018, the fund realized gains on the sale of passive foreign investment companies of $21,375,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at January 31, 2018, had unrealized appreciation of $133,725,000.

For tax purposes, at January 31, 2018, the fund had $28,201,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,012,967,000 that may be carried forward indefinitely to offset future net capital gains.

22

Precious Metals and Mining Fund

At January 31, 2018, the cost of investment securities for tax purposes was $2,360,435,000. Net unrealized appreciation of investment securities for tax purposes was $250,818,000, consisting of unrealized gains of $406,927,000 on securities that had risen in value since their purchase and $156,109,000 in unrealized losses on securities that had fallen in value since their purchase.

The Tax Cuts and Jobs Act (TCJA) was signed into law in December 2017, and contains provisions that make significant changes to the Internal Revenue Code. In applying the provisions of the TCJA, the fund is required to recognize income from certain foreign investment holdings resulting in a temporary difference that may materially increase the fund’s ordinary income available for distribution, offset by a decrease in the unrealized appreciation on investment securities for tax purposes. Management of the fund is currently assessing the impact, if any, that these provisions may have on the fund.

F. During the year ended January 31, 2018, the fund purchased $926,459,000 of investment securities and sold $857,038,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	77,469	111,872
Issued in Lieu of Cash Distributions	52	4,303
Redeemed	(77,802)	(108,532)
Net Increase (Decrease) in Shares Outstanding	(281)	7,643

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Aguia Resources Ltd.	2,373	—	—	—	(498)	—	—	1,875
Alacer Gold Corp.	NA1	16,371	—	—	(1,657)	—	—	29,025
Americas Silver Corp.	8,048	—	—	—	1,449	—	—	9,497
Base Resources	—	13,884	—	—	1,761	—	—	15,645
Beadell Resources
Ltd.	NA1	7,238	—	—	(7,021)	—	—	10,085
Dalradian Resources
Inc.	46,633	—	—	—	(637)	—	—	45,996

23

Precious Metals and Mining Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Dominion Diamond
Corp.	65,235	—	84,393	(23,397)	42,555	520	—	—
Fortuna Silver Mines
Inc.	NA1	17,581	—	—	(8,446)	—	—	48,519
Guyana Goldfields Inc.	NA1	28,415	—	—	(7,446)	—	—	43,018
Hochschild Mining
plc	83,056	—	7,789	(2,014)	6,057	700	—	NA2
Neo Lithium Corp.	—	11,122	7,297	2,859	6,300	—	—	12,984
Nevsun Resources
Ltd	113,348	—	5,142	(1,341)	(36,293)	1,222	—	70,572
Nighthawk Gold
Corp.	NA1	6,093	—	—	580	—	—	9,683
Osisko Metals Inc.	—	4,071	—	—	99	—	—	4,170
Osisko Mining Inc.	24,355	27,287	—	—	2,039	—	—	53,681
Premier Gold Mines
Ltd.	32,001	—	10,093	3,434	5,290	—	—	30,632
Roxgold Inc.	34,541	—	—	—	(7,856)	—	—	26,685
SEMAFO Inc.	82,882	8,641	20,723	(1,936)	(7,300)	—	—	61,564
Trevali Mining Corp.	—	24,740			11,480	—	—	NA3
Troilus Gold Corp	—	3,917	412	91	955	—	—	4,551
Vanguard Market
Liquidity Fund	163,010	NA [4]	NA [4]	(10)	(5)	930	—	75,587
Total	655,482			(22,314)	1,406	3,372	—	553,769

1 Not applicable—at January 31, 2017, the issuer was not an affiliated company of the fund.
2 Not applicable—at January 31, 2018, the security was still held, but the issuer was no longer an affiliated company of the fund.
3 Not applicable—at January 31, 2017, and January 31, 2018, the issuer was not an affiliated company of the fund, but it was affiliated during the year.
4 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Precious Metals and Mining Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Precious Metals and Mining Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of
Funds since 1975.

25

Special 2017 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $591,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $13,415,000 and foreign taxes paid of $878,000. Shareholders received more detailed information with their Form 1099-DIV in January
2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

For corporate shareholders, 7.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund
Periods Ended January 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-1.56%	-6.65%	-6.75%
Returns After Taxes on Distributions	-1.54	-6.79	-7.50
Returns After Taxes on Distributions and Sale of Fund Shares	-0.90	-4.90	-4.35

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2017	1/31/2018	Period
Based on Actual Fund Return	$1,000.00	$994.36	$1.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.54	1.68

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

29

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

30

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Mr. McNabb has served as chairman of the board of Vanguard and of each of the investment companies served by Vanguard since January 2010; as a trustee of each of the investment companies served by Vanguard since 2009; and as director of Vanguard since 2008. Mr. McNabb served as chief executive officer and president of Vanguard and each of the investment companies served by Vanguard from 2008 to 2017 and as a managing director of Vanguard from 1995 to 2008. Mr. McNabb also serves as a director of Vanguard Marketing Corporation. He was born in 1957.

Mortimer J. Buckley

Mr. Buckley has served as chief executive officer of Vanguard since January 2018; as chief executive officer, president, and trustee of each of the investment companies served by Vanguard since January 2018; and as president and director of Vanguard since 2017. Previous positions held by Mr. Buckley at Vanguard include chief investment officer (2013–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006). Mr. Buckley also served as chairman of the board of the Children’s Hospital of Philadelphia from 2011 to 2017. He was born in 1969.

Independent Trustees

Emerson U. Fullwood

Mr. Fullwood has served as trustee since July 2008. Mr. Fullwood is the former executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Previous positions held at Xerox by Mr. Fullwood include president of the Worldwide Channels Group, president of Latin America, executive chief staff officer of Developing Markets, and president of Worldwide Customer Services. Mr. Fullwood is the executive in residence at the Rochester Institute of Technology, where he was the 2009–2010 Distinguished Minett Professor. Mr. Fullwood serves as lead director of SPX FLOW, Inc. (multi-industry manufacturing); director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College; and a trustee of the University of Rochester. He was born in 1948.

Amy Gutmann

Dr. Gutmann has served as trustee since June 2006. Dr. Gutmann has served as the president of the University of Pennsylvania since 2004. She is the Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Dr. Gutmann also serves as a trustee of the National Constitution Center. She was born in 1949.

JoAnn Heffernan Heisen

Ms. Heisen has served as trustee since July 1998. Ms. Heisen is the former corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and a former member of its executive committee (1997–2008). During her tenure at Johnson & Johnson, Ms. Heisen held multiple roles, including: chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991). Ms. Heisen serves as a director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation and as a member of the advisory board of the Institute for Women’s Leadership at Rutgers University. She was born in 1950.

F. Joseph Loughrey

Mr. Loughrey has served as trustee since October 2009. Mr. Loughrey is the former president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Mr. Loughrey serves as chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a director of the V Foundation for Cancer Research; and as a member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. He was born in 1949.

Mark Loughridge

Mr. Loughridge has served as trustee since March 2012. Mr. Loughridge is the former senior vice president and chief financial officer (retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s retirement plan committee (2004–2013). Previous positions held by Mr. Loughridge at IBM include senior vice president and general manager of Global Financing (2002–2004), vice president and controller (1998–2002), and a variety of management roles. Mr. Loughridge serves as a member of the Council on Chicago Booth. He was born in 1953.

Scott C. Malpass

Mr. Malpass has served as trustee since March 2012. Mr. Malpass has served as chief investment officer since 1989 and as vice president since 1996 at the University of Notre Dame. Mr. Malpass serves as an assistant professor of finance at the Mendoza College of Business at the University of Notre Dame and is a member of the Notre Dame 403(b) investment committee. Mr. Malpass also serves as chairman of the board of TIFF Advisory Services, Inc.; as a member of the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the board of superintendence of the Institute for the Works of Religion. He was born in 1962.

Deanna Mulligan

Ms. Mulligan has served as trustee since January 2018. Ms. Mulligan has served as president since 2010 and chief executive officer since 2011 at The Guardian Life Insurance Company of America. Previous positions held by Ms. Mulligan at The Guardian Life Insurance Company of America include chief operating officer (2010–2011) and executive vice president of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a board member of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. She also serves as a trustee of the Economic Club of New York and the Bruce Museum (arts and science) and as a member of the Advisory Council for the Stanford Graduate School of Business. She was born in 1963.

André F. Perold

Dr. Perold has served as trustee since December 2004. Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Dr. Perold serves as chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an overseer of the Museum of Fine Arts Boston. He was born in 1952.

Sarah Bloom Raskin

Ms. Raskin has served as trustee since January 2018. Ms. Raskin served as deputy secretary of the United States Department of the Treasury (2014–2017), as a governor of the Federal Reserve Board (2010–2014), and as commissioner of financial regulation of the State of Maryland (2007–2010). Ms. Raskin also served as a member of the Neighborhood Reinvestment Corporation’s board of directors (2012–2014). Ms. Raskin serves as a director of i(x) Investments, LLC. She was born in 1961.

Peter F. Volanakis

Mr. Volanakis has served as trustee since July 2009. Mr. Volanakis is the retired president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and a former director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Mr. Volanakis served as a director of SPX Corporation (multi-industry manufacturing) (2012) and as an overseer of the Amos Tuck School of Business Administration at Dartmouth College (2001–2013). Mr. Volanakis serves as chairman of the board of trustees of Colby-Sawyer College and is a member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables). He was born in 1955.

Executive Officers

Glenn Booraem

Mr. Booraem, a principal of Vanguard, has served as investment stewardship officer of each of the investment companies served by Vanguard since February 2017. Mr. Booraem served as treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard. He was born in 1967.

Christine M. Buchanan

Ms. Buchanan, a principal of Vanguard, has served as treasurer of each of the investment companies served by Vanguard since November 2017. She also serves as global head of Fund Administration at Vanguard. Ms. Buchanan served as a partner at KPMG LLP (audit, tax, and advisory services) (2005–2017). She was born in 1970.

Thomas J. Higgins

Mr. Higgins, a principal of Vanguard, has served as chief financial officer of each of the investment companies served by Vanguard since 2008. Mr. Higgins served as treasurer of each of the investment companies served by Vanguard (1998–2008). He was born in 1957.

Peter Mahoney

Mr. Mahoney, a principal of Vanguard, has served as controller of each of the investment companies served by Vanguard since May 2015. Mr. Mahoney served as head of International Fund Services at Vanguard (2008–2014). He was born in 1974.

Anne E. Robinson

Ms. Robinson has served as general counsel of Vanguard since September 2016; as secretary of Vanguard and of each of the investment companies served by Vanguard since September 2016; as director and senior vice president of Vanguard Marketing Corporation since September 2016; and as a managing director of Vanguard since August 2016. Ms. Robinson served as managing director and general counsel of Global Cards and Consumer Services at Citigroup (2014–2016). She served as counsel at American Express (2003–2014). She was born in 1970.

Michael Rollings

Mr. Rollings, a managing director of Vanguard since June 2016, has served as finance director of each of the investment companies served by Vanguard since November 2017 and as a director of Vanguard Marketing Corporation since June 2016. Mr. Rollings served as treasurer of each of the investment companies served by Vanguard from February 2017 to November 2017. He also served as the executive vice president and chief financial officer of MassMutual Financial Group (2006–2016). He was born in 1963.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollins
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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rights reserved.
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by Standard & Poor’s, and Standard & Poor’s makes no
with the offering of shares of any Vanguard	representation regarding the advisability of investing in
fund only if preceded or accompanied by	the funds.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032018

Annual Report | January 31, 2018

Vanguard Health Care Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	6
Results of Proxy Voting.	10
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2018, Vanguard Health Care Fund returned 22.29% for Investors Shares and 22.35% for Admiral Shares. The fund’s results trailed the return of the MSCI All Country World Health Care Index (+24.26%) but exceeded the average return of peer funds (+21.68%).

• U.S. stocks hit record highs as investors cheered tax reform legislation, strong corporate profits, low unemployment, and solid economic growth. Health care stocks were among the period’s stronger performers.

• The fund’s advisor, Wellington Management Company llp, takes a value-oriented approach to its management of the portfolio.

• The fund’s pharmaceutical stocks lagged their counterparts in the benchmark, but its biotechnology holdings outperformed.

• For the ten years ended January 31, 2018, the fund posted an average annual return of about 13%, ahead of its comparative standards.

Total Returns: Fiscal Year Ended January 31, 2018
Total
Returns
Vanguard Health Care Fund
Investor Shares	22.29%
Admiral™ Shares	22.35
MSCI All Country World Health Care Index	24.26
Global Health/Biotechnology Funds Average	21.68
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended January 31, 2018
Average
Annual Return
Health Care Fund Investor Shares	12.68%
Spliced Health Care Index	10.23
Global Health/Biotechnology Funds Average	10.91
For a benchmark description, see the Glossary.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.37%	0.32%	1.23%

The fund expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the fund’s expense ratios were 0.38% for Investor Shares and 0.33% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Global Health/Biotechnology Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

When you start a new job, it’s natural to reflect on both the past and the future. And so it is in my case, having begun my service as just the fourth chief executive in Vanguard’s history.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my new role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.84%	14.28%	15.72%
Russell 2000 Index (Small-caps)	17.18	12.12	13.33
Russell 3000 Index (Broad U.S. market)	25.16	14.11	15.53
FTSE All-World ex US Index (International)	29.63	10.20	7.48

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.15%	1.14%	2.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.52	1.97	2.69
Citigroup Three-Month U.S. Treasury Bill Index	0.91	0.41	0.25

CPI
Consumer Price Index	2.07%	1.98%	1.48%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
February 15, 2018

Advisor’s Report

For the fiscal year ended January 31, 2018, Vanguard Health Care Fund returned 22.29% for Investor Shares and 22.35% for Admiral Shares. The fund underperformed the 24.26% return of its benchmark, the MSCI All Country World Health Care Index, but outperformed the 21.68% average return of global health/ biotechnology funds.

The investment environment

We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.

Medical technology was the index’s top-performing subsector during the period; health care services came in second. Biopharma mid-caps and biopharma large-caps lagged. Small-cap biopharmaceuticals are not meaningfully represented in the benchmark.

Our successes

Stock selection was strongest in the biopharma mid-cap subsector. Our underweighted allocation to biopharma large-caps helped the fund’s relative performance.

Alnylam Pharmaceuticals, in the biopharma mid-cap subsector, was the fund’s top relative performer. In the third quarter of 2017, Alnylam reported excellent Phase 3 results for its lead small interfering RNA (siRNA) drug Patisiran for the treatment of hereditary ATTR amyloidosis, a rare genetic disorder that affects the heart and other organs and the nervous system, leading to early death. The results provide strong proof of concept for Alnylam’s RNA interference program and bode well for the company’s other late-stage therapeutics, including Givosiran and Inclisiran.

Another top contributor to the fund’s relative performance during the period was Vertex Pharmaceuticals, in the biopharma large-cap subsector. Shares of Vertex returned more than 94% for the year as the company announced positive clinical data from three different three-drug combination regimens for cystic fibrosis—a significant milestone in the treatment of the disease. We trimmed our large position into this strength but remain enthusiastic about both the breakthrough nature of the results and the possibility that this combination regimen could treat the majority of cystic fibrosis patients.

Japanese large-cap biopharma Chugai Pharmaceutical also boosted the fund’s relative results, returning over 80% for the year. Chugai, and its partner Roche, received approval for novel hemophilia drug Hemlibra for patients with factor VIII inhibitors and also reported positive Phase 3 results in patients without inhibitors to factor VIII. We expect the company to disrupt the hemophilia space.

Our shortfalls

Stock selection was weakest in the biopharma large-cap and health care services subsectors. An underweighted allocation to medical technology stocks (the benchmark’s best-performing subsector) also detracted. And the fund’s frictional cash position (roughly 3% of assets) held back relative results.

Among biopharma large-cap companies, our positions in Allergan and Incyte weighed on relative results, as did our avoidance of benchmark constituents AbbVie and Novo Nordisk, both of which performed well during the period.

Allergan’s shares declined amid investor concern over early generic entries for some of its legacy franchises. Most notable of these is the potential entry in 2018 of a generic product for dry eye disease that would compete with the company’s blockbuster drug Restasis. We had already factored in such competition into our base case assumptions, but this competition did come earlier than we originally expected. Although the company’s near-term earnings will decline, we believe the market underestimates the durability and growth rate of the majority of Allergan’s business—especially its market-leading medical aesthetics franchise. We also believe that Allergan’s compelling pipeline opportunities, particularly its Phase 3 migraine and depression assets, aren’t adequately priced into its stock.

In the health care services subsector, our positions in Walgreens Boots Alliance and Envision Healthcare detracted most. Shares of pharmacies, including Walgreens Boots Alliance, fell on concerns that Amazon might enter the drug supply chain business. Amazon has shown no sign that it intends to enter this space. Even if it did so, however, we believe it would pose more of a threat to the front-end of the pharmacy business than it would to the more specialized and heavily regulated back-end prescription business. We maintain conviction in Walgreens’ strategy of entering into innovative partnerships, such as its collaboration with UnitedHealth Group on urgent care clinics, to drive long-term profit growth.

The fund’s positioning and outlook

At the end of the fiscal year, we held about 25% of the fund’s assets in non-U.S. investments, a level that has remained fairly stable over recent years. Our non-U.S. holdings were primarily domiciled in Japan, the United Kingdom, Switzerland, Belgium, and Israel, but many of them operate globally. We believe this strategy provides diversification for shareholders over the long term.

The portfolio consisted of 85 companies across all subsectors of health care. This figure was up from a year ago, when we held 75 equity names, because we took advantage of valuation opportunities to initiate modest positions in a number of Chinese health care and biopharma stocks, including BeiGene, Bluebird Bio, and Galapagos. The fund’s ten largest holdings represented a significant portion—about 40%—of its assets.

The health care sector has generally performed well since the November 2016 U.S. elections. To an extent, its performance has been driven by a recovery in valuations as election-year worries abated. There were, however, two other, more important drivers at play: significant biopharmaceutical innovation, and better-than-expected growth trends across medical technology and many health care service subsectors.

We believe many of these trends will continue into 2018, though we know uncertainties remain. We are mindful of the risks posed for some biopharma companies by intensifying competition, enhanced transparency, realigned incentives, and ongoing challenges with affordability.

Regarding efforts to repeal the Affordable Care Act (ACA), we believe that many if not most of the millions of Americans who obtained insurance coverage in the past few years will retain coverage in some form. That said, with the 2017 Tax Cut and Jobs Bill’s repeal of the ACA’s individual mandate, the number of Americans without health insurance is likely to trend upward over time.

We seek companies that look to provide solutions to the challenges facing the health care delivery system globally by shifting focus from volumes to value. Over the long term, the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge, Western-style health care should continue to drive growth. And we believe that we are favorably positioned with the resources to capitalize on this.

A core tenet of our philosophy is the importance of using a longer-term horizon to evaluate secular themes and health care trends, as well as individual companies, on a global scale. This should enable our team to identify pockets of opportunity in health care that are best positioned to create value and generate sustainable, innovation-driven, differentiated growth. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in what we believe to be the most attractive stocks as we seek to generate strong, risk-adjusted returns.

As always, we thank you very much for your continued confidence and support as an investor in Vanguard Health Care Fund.

Jean M. Hynes, CFA
Senior Managing Director and
Portfolio Manager

Wellington Management Company llp

February 16, 2018

Major Portfolio Changes
Year ended January 31, 2018

Additions	Comments
Danaher	Danaher Corporation has historically been seen as an industrials company, but their business lines in the health care sector now represent the majority of their revenue. Within life sciences, they have targeted markets that offer good organic growth from long-cycled industry trends and relatively low cyclicality, resulting in high recurring revenues and free cash flow growth. We are particularly attracted to Danaher’s strong management team,
corporate culture, and demonstrated ability to improve business performance.
CVS Health	We initiated a new position in CVS Health toward the end of the period. The fund has held CVS previously. We decided to reenter
CVS in late 2017. The stock had underperformed significantly in the prior 12 months, allowing us a nice valuation entry opportunity;
in addition, we believe the CVS/Aetna merger will allow CVS to use its real estate footprint to move more aggressively to low-
acuity patient care in a low-cost setting.
Essilor	We initiated a new position in French medical technology company
Essilor, which dominates the manufacturing of eyeglass lenses globally. The proposed vertical merger of Luxottica, which
dominates eyeglass frames, should lead to increasingly innovative solutions for vision correction.

Reductions	Comments
Becton Dickinson	We eliminated Becton Dickinson. While we remain positive
on its fundamentals, the company has a large integration ahead of it with the Bard acquisition. Its near-term leverage has also increased significantly. We are keeping our eye on this name but have decided to not own it until we see a more positive
risk-reward profile.

Olympus	We eliminated our position in Olympus, a Japan-based medical equipment company, and invested the proceeds into Sysmex and
Terumo, as we believe their innovation in diagnostics (Sysmex)
and hospital supplies (Terumo) offer more upside.

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	2,503,465,695	87,490,567	96.6%
Emerson U. Fullwood	2,500,061,682	90,894,579	96.5%
Amy Gutmann	2,498,574,662	92,381,600	96.4%
JoAnn Heffernan Heisen	2,502,785,690	88,170,572	96.6%
F. Joseph Loughrey	2,501,562,489	89,393,773	96.6%
Mark Loughridge	2,503,584,454	87,371,807	96.6%
Scott C. Malpass	2,499,755,273	91,200,989	96.5%
F. William McNabb III	2,498,986,712	91,969,550	96.5%
Deanna Mulligan	2,503,553,783	87,402,478	96.6%
André F. Perold	2,453,401,594	137,554,668	94.7%
Sarah Bloom Raskin	2,500,665,258	90,291,004	96.5%
Peter F. Volanakis	2,501,344,074	89,612,188	96.5%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Health Care Fund	297,664,953	16,357,040	21,242,269	33,863,276	80.6%

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Health Care Fund	86,886,122	26,082,934	222,295,206	33,863,276	23.5%

Health Care Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.37%	0.32%
30-Day SEC Yield	1.09%	1.14%

Portfolio Characteristics
		MSCI	DJ
		ACWI	U.S. Total
		Health	Market
	Fund	Care	FA Index
Number of Stocks	86	173	3,765
Median Market Cap	$50.8B	$89.9B	$73.6B
Price/Earnings Ratio	26.1x	25.2x	23.8x
Price/Book Ratio	3.2x	3.8x	3.2x
Return on Equity	13.4%	16.6%	14.9%
Earnings Growth
Rate	-0.4%	3.3%	9.1%
Dividend Yield	1.5%	1.8%	1.7%
Foreign Holdings	24.5%	33.4%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	3.0%	—	—

Volatility Measures
	MSCI	DJ
	ACWI	U.S. Total
	Health	Market
	Care	FA Index
R-Squared	0.93	0.58
Beta	1.01	0.94
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bristol-Myers Squibb Co. Pharmaceuticals		6.2%
UnitedHealth Group Inc.	Managed Health
	Care	5.9
AstraZeneca plc	Pharmaceuticals	5.1
Allergan plc	Pharmaceuticals	4.8
Eli Lilly & Co.	Pharmaceuticals	4.1
Merck & Co. Inc.	Pharmaceuticals	3.1
Vertex Pharmaceuticals
Inc.	Biotechnology	2.8
Medtronic plc	Health Care
	Equipment	2.7
Mylan NV	Pharmaceuticals	2.6
Biogen Inc.	Biotechnology	2.6
Top Ten		39.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.38% for Investor Shares and 0.33% for Admiral Shares.

Health Care Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	15.4%	17.3%
Consumer Staples	1.9	0.0
Health Care Distributors	3.6	2.1
Health Care Equipment	11.8	15.2
Health Care Facilities	3.7	1.4
Health Care Services	0.4	3.2
Health Care Supplies	0.8	2.2
Health Care Technology	2.6	0.7
Life Sciences Tools &
Services	3.0	4.6
Managed Health Care	11.6	9.1
Pharmaceuticals	44.9	44.2
Real Estate	0.3	0.0

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Market Diversification (% of equity exposure)

Emerging Markets	0.4%
Europe
United Kingdom	5.8%
Switzerland	4.4
Belgium	2.2
Other	1.8
Subtotal	14.2%
Middle East
Israel	1.3%
North America
United States	74.7%
Pacific
Japan	9.4%

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Health Care Fund Investor Shares	22.29%	17.36%	12.68%	$33,006
• • • • • • • •	Spliced Health Care Index	24.26	13.52	10.23	26,479
– – – –	Global Health/Biotechnology Funds
	Average	21.68	15.61	10.91	28,168
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	25.16	15.48	9.91	25,724
For a benchmark description, see the Glossary.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Health Care Fund Admiral Shares	22.35%	17.42%	12.74%	$165,926
Spliced Health Care Index	24.26	13.52	10.23	132,397
Dow Jones U.S. Total Stock Market Float
Adjusted Index	25.16	15.48	9.91	128,619

See Financial Highlights for dividend and capital gains information.

Health Care Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	5/23/1984	19.61%	17.68%	11.73%
Admiral Shares	11/12/2001	19.66	17.74	11.79

Health Care Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.0%)
United States (72.5%)
Biotechnology (14.2%)
*	Vertex Pharmaceuticals
	Inc.	8,248,558	1,376,437
*	Biogen Inc.	3,636,003	1,264,638
*	Regeneron
	Pharmaceuticals Inc.	2,905,225	1,065,201
*,1	Alnylam
	Pharmaceuticals Inc.	6,670,468	867,028
*	Incyte Corp.	9,466,973	854,773
*,1	Alkermes plc	9,069,176	518,485
*,1	Agios Pharmaceuticals
	Inc.	4,353,124	342,852
*,1	TESARO Inc.	2,996,631	202,153
*	Ionis Pharmaceuticals
	Inc.	2,119,180	111,299
*	Portola Pharmaceuticals
	Inc.	2,009,962	103,131
*,^,1 Prothena Corp. plc		2,150,294	89,882
*	Bluebird Bio Inc.	378,528	77,560
*,^	Ironwood
	Pharmaceuticals Inc.
	Class A	4,594,407	68,043
*	BeiGene Ltd. ADR	305,865	41,521
			6,983,003
Equity Real Estate Investment Trusts
(REITs) (0.3%)
	Alexandria Real Estate
	Equities Inc.	1,162,300	150,750

Food & Staples Retailing (1.8%)
	Walgreens Boots
	Alliance Inc.	8,048,160	605,705
	CVS Health Corp.	3,626,218	285,347
			891,052

Health Care Equipment & Supplies (10.6%)
	Medtronic plc	15,408,784	1,323,460
	Abbott Laboratories	18,155,881	1,128,569
*	Boston Scientific Corp.	39,670,204	1,109,179
	Baxter International Inc.	6,230,791	448,804
	Danaher Corp.	3,798,100	384,672
	Stryker Corp.	1,654,500	271,967
*	Hologic Inc.	4,014,000	171,398
*	DexCom Inc.	2,606,600	151,704
*	Intuitive Surgical Inc.	166,328	71,799
	Dentsply Sirona Inc.	1,026,390	62,415
*	Edwards Lifesciences
	Corp.	466,355	59,031
			5,182,998
Health Care Providers & Services (18.8%)
	UnitedHealth Group Inc. 12,196,185		2,887,813
	McKesson Corp.	7,162,604	1,209,621
	Cigna Corp.	5,049,352	1,052,032
*	HCA Healthcare Inc.	10,018,378	1,013,459
	Aetna Inc.	4,051,023	756,812
	Universal Health
	Services Inc. Class B	4,644,600	564,319
	Cardinal Health Inc.	6,936,246	497,953
	Anthem Inc.	1,973,833	489,215
*	WellCare Health Plans
	Inc.	1,061,400	223,297
*	Envision Healthcare
	Corp.	5,773,390	207,784
*,1	Acadia Healthcare
	Co. Inc.	4,601,355	156,814
*	Centene Corp.	668,300	71,668
	Humana Inc.	215,600	60,763
*	LifePoint Health Inc.	341,100	16,867
*	Community Health
	Systems Inc. CVR	18,834,700	132
			9,208,549

Health Care Fund

			Market
			Value•
		Shares	($000)
Health Care Technology (2.5%)
*	Cerner Corp.	11,669,617	806,721
*,1	athenahealth Inc.	2,234,165	279,963
*,1	Allscripts Healthcare
	Solutions Inc.	9,423,593	140,506
			1,227,190
Life Sciences Tools & Services (2.9%)
	Thermo Fisher
	Scientific Inc.	3,389,165	759,546
*	Illumina Inc.	1,418,888	330,090
*	IQVIA Holdings Inc.	1,602,521	163,762
	Agilent Technologies
	Inc.	1,423,050	104,494
*	PRA Health Sciences
	Inc.	601,636	54,785
			1,412,677
Pharmaceuticals (21.4%)
	Bristol-Myers Squibb
	Co.	48,547,412	3,039,068
	Allergan plc	13,074,873	2,356,876
	Eli Lilly & Co.	24,660,415	2,008,591
	Merck & Co. Inc.	25,838,244	1,530,916
*,1	Mylan NV	29,844,042	1,278,817
*,^,1 Medicines Co.		5,564,220	184,343
*	Nektar Therapeutics
	Class A	1,334,600	111,586
			10,510,197
Total United States			35,566,416
International (24.5%)
Belgium (2.2%)
1	UCB SA	11,830,703	1,031,202
*	Galapagos NV	282,879	33,595
			1,064,797
China (0.3%)
	Shanghai Fosun
	Pharmaceutical Group
	Co. Ltd.	15,039,500	87,392
	Sino Biopharmaceutical
	Ltd.	25,310,000	46,427
*,2	Wuxi Biologics Cayman
	Inc.	2,435,500	16,738
			150,557
Denmark (0.8%)
*	Genmab A/S	1,423,515	260,483
	H Lundbeck A/S	2,386,693	121,660
			382,143
France (0.6%)
	Essilor International
	Cie Generale
	d’Optique SA	2,204,229	312,925

Israel (1.3%)
^	Teva Pharmaceutical
Industries Ltd. ADR	30,844,901	629,544

Japan (9.1%)
1	Eisai Co. Ltd.	16,719,425	951,518
Chugai Pharmaceutical
Co. Ltd.	15,610,000	825,023
Shionogi & Co. Ltd.	13,215,654	731,494
Takeda Pharmaceutical
Co. Ltd.	10,581,700	619,810
Ono Pharmaceutical
Co. Ltd.	18,832,660	465,303
Astellas Pharma Inc.	34,367,700	451,977
Sysmex Corp.	1,716,700	135,135
Kyowa Hakko Kirin
Co. Ltd.	5,952,900	116,132
Nippon Shinyaku
Co. Ltd.	1,318,400	90,421
Terumo Corp.	1,799,300	88,066
4,474,879
Netherlands (0.3%)
Koninklijke Philips NV	3,110,045	126,766

South Africa (0.1%)
Aspen Pharmacare
Holdings Ltd.	1,140,383	26,059

Switzerland (4.2%)
Novartis AG	13,576,941	1,225,415
Roche Holding AG	2,938,470	726,021
Roche Holding AG
(Bearer)	376,066	93,972
*	Idorsia Ltd.	809,587	25,082
2,070,490
United Kingdom (5.6%)
AstraZeneca plc	35,892,482	2,491,449
Smith & Nephew plc	8,976,157	161,515
^	Hikma Pharmaceuticals
plc	7,939,027	109,179
2,762,143
Total International	12,000,303
Total Common Stocks
(Cost $27,822,521)	47,566,719

Health Care Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.3%)
Money Market Fund (0.3%)
[3,4] Vanguard Market
Liquidity Fund,
1.545%	1,664,276	166,428

	Face
	Amount
	($000)
Repurchase Agreements (1.4%)
Bank of America
Securities, LLC
1.360%, 2/1/18 (Dated
1/31/18, Repurchase
Value $132,105,000,
collateralized by Federal
Home Loan Mortgage
Corp. 3.000%, 3/1/30,
Federal National Mortgage
Assn. 3.000%–3.500%,
6/1/30–1/1/48, with a
value of $134,742,000)	132,100	132,100
Bank of Nova Scotia
1.310%, 2/1/18 (Dated
1/31/18, Repurchase
Value $117,204,000,
collateralized by U. S.
Treasury Note/Bond
0.875%–1.875%, 7/31/19–
2/28/22, with a value of
$119,548,000)	117,200	117,200
Barclays Capital Inc.
1.350%, 2/1/18 (Dated
1/31/18, Repurchase
Value $112,404,000,
collateralized by U. S.
Treasury Note/Bond
0.000%–9.125%, 5/15/18–
5/15/43, with a value of
$114,648,000)	112,400	112,400

	Face	Market
Amount		Value •
	($000)	($000)
BNP Paribas Securities Corp.
1.330%, 2/1/18 (Dated
1/31/18, Repurchase Value
$85,503,000, collateralized
by U. S. Treasury Note/
Bond 1.375%–2.500%,
9/30/19–2/15/46,
Government National
Mortgage Assn. 2.250%–
4.500%, 5/20/35–12/20/47,
Federal National Mortgage
Assn. 2.846%–4.500%,
8/1/25–1/1/48, Federal
Home Loan Mortgage
Corp. 3.000%– 6.000%,
12/1/25–2/1/48, with a
value of $87,210,000)	85,500	85,500
HSBC Bank USA
1.310%, 2/1/18 (Dated
1/31/18, Repurchase Value
$76,303,000, collateralized
by Federal National
Mortgage Assn. 4.000%,
12/1/41–7/1/47, with a
value of $77,828,000)	76,300	76,300
RBC Capital Markets LLC
1.310%, 2/1/18 (Dated
1/31/18, Repurchase Value
$106,504,000, collateralized
by Federal Home Loan
Mortgage Corp. 3.000%–
4.000%, 6/1/32–1/1/48,
Federal National Mortgage
Assn. 2.348%–4.500%,
11/1/32–2/1/48, with a
value of $108,630,000) 106,500		106,500

Health Care Fund

		Face	Market
		Amount	Value •
		($000)	($000)
	Wells Fargo & Co.
	1.360%, 2/1/18 (Dated
	1/31/18, Repurchase
	Value $55,802,000,
	collateralized by Federal
	National Mortgage Assn.
	3.500%, 12/1/47, with
	a value of $56,916,000)	55,800	55,800
			685,800
Commercial Paper (1.6%)
5	Apple Inc.,
	1.493%, 2/7/18	250,000	249,950
5	Apple Inc.,
	1.534%, 3/13/18	75,000	74,871
	General Electric Co.,
	1.553%, 2/27/18	150,000	149,836
5	Microsoft Corp.,
	1.402%, 2/1/18	79,674	79,671
5	Microsoft Corp.,
	1.423%, 2/12/18	150,000	149,937
5	Wal-Mart Stores, Inc.,
	1.502%, 2/20/18	72,800	72,744
			777,009
Total Temporary Cash Investments
(Cost $1,629,221)			1,629,237
Total Investments (100.3%)
(Cost $29,451,742)			49,195,956
Other Assets and Liabilities (-0.3%)
Other Assets [4]			244,787
Liabilities [4]			(373,921)
			(129,134)
Net Assets (100%)			49,066,822

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	42,985,965
Affiliated Vanguard Funds	166,428
Other Affiliated Issuers	6,043,563
Total Investments in Securities	49,195,956
Investment in Vanguard	2,577
Receivables for Investment
Securities Sold	169,193
Receivables for Accrued Income	63,296
Receivables for Capital Shares Issued	9,617
Other Assets	104
Total Assets	49,440,743
Liabilities
Payables for Investment Securities
Purchased	75,456
Collateral for Securities on Loan	166,446
Payables to Investment Advisor	20,456
Payables for Capital Shares Redeemed	57,843
Payables to Vanguard	53,720
Total Liabilities	373,921
Net Assets	49,066,822

Health Care Fund

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	28,323,291
Overdistributed Net Investment Income	(102,645)
Accumulated Net Realized Gains	1,099,592
Unrealized Appreciation (Depreciation)
Investment Securities	19,744,214
Foreign Currencies	2,370
Net Assets	49,066,822

Investor Shares—Net Assets
Applicable to 45,625,299 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,853,130
Net Asset Value Per Share—
Investor Shares	$215.96

Admiral Shares—Net Assets
Applicable to 430,544,875 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	39,213,692
Net Asset Value Per Share—
Admiral Shares	$91.08

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $154,466,000.
1 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the value of this security represented 0.0% of net assets.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $166,446,000 of collateral received for securities on loan, of which $166,428,000 is held in Vanguard Market
Liquidity Fund and $18,000 is held in cash.
5 Security exempt from registration under Section 4(2) of
the Securities Act of 1933. Such securities may be sold in
transactions exempt from registration only to dealers in that program or other “accredited investors.” At January 31, 2018, the aggregate value of these securities was $627,173,000,
representing 1.3% of net assets.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers[1]	615,863
Dividends Received from Affiliated Issuers[2]	30,234
Interest	14,224
Securities Lending—Net	880
Total Income	661,201
Expenses
Investment Advisory Fees—Note B
Basic Fee	68,071
Performance Adjustment	20,182
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,588
Management and Administrative—Admiral Shares	48,975
Marketing and Distribution—Investor Shares	1,479
Marketing and Distribution—Admiral Shares	1,655
Custodian Fees	922
Auditing Fees	37
Shareholders’ Reports and Proxy—Investor Shares	884
Shareholders’ Reports and Proxy—Admiral Shares	571
Trustees’ Fees and Expenses	79
Total Expenses	159,443
Net Investment Income	501,758
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	2,458,963
Investment Securities Sold—Affiliated Issuers	389,034
Foreign Currencies	(442)
Realized Net Gain (Loss)	2,847,555
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	4,587,078
Investment Securities—Affiliated Issuers	1,446,140
Foreign Currencies	2,549
Change in Unrealized Appreciation (Depreciation)	6,035,767
Net Increase (Decrease) in Net Assets Resulting from Operations	9,385,080
1 Dividends are net of foreign withholding taxes of $14,649,000.
2 Dividends are net of foreign withholding taxes of $6,284,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	501,758	476,102
Realized Net Gain (Loss)	2,847,555	3,502,054
Change in Unrealized Appreciation (Depreciation)	6,035,767	(2,688,729)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,385,080	1,289,427
Distributions
Net Investment Income
Investor Shares	(91,668)	(91,432)
Admiral Shares	(384,798)	(337,537)
Realized Capital Gain[1]
Investor Shares	(606,232)	(710,003)
Admiral Shares	(2,282,680)	(2,437,191)
Total Distributions	(3,365,378)	(3,576,163)
Capital Share Transactions
Investor Shares	(1,099,749)	(780,048)
Admiral Shares	795,332	(1,103,458)
Net Increase (Decrease) from Capital Share Transactions	(304,417)	(1,883,506)
Total Increase (Decrease)	5,715,285	(4,170,242)
Net Assets
Beginning of Period	43,351,537	47,521,779
End of Period[2]	49,066,822	43,351,537
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $271,874,000 and $132,789,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($102,645,000) and ($107,645,000).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$189.88	$200.67	$216.14	$191.63	$152.58
Investment Operations
Net Investment Income	2.162[1]	2.039	1.934	2.941	2.350
Net Realized and Unrealized Gain (Loss)
on Investments	38.929	2.951	.566	49.127	53.058
Total from Investment Operations	41.091	4.990	2.500	52.068	55.408
Distributions
Dividends from Net Investment Income	(2.059)	(1.854)	(2.611)	(2.115)	(2.357)
Distributions from Realized Capital Gains	(12.952)	(13.926)	(15.359)	(25.443)	(14.001)
Total Distributions	(15.011)	(15.780)	(17.970)	(27.558)	(16.358)
Net Asset Value, End of Period	$215.96	$189.88	$200.67	$216.14	$191.63

Total Return[2]	22.29%	2.71%	0.49%	28.15%	37.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,853	$9,636	$10,916	$11,660	$9,905
Ratio of Total Expenses to Average Net Assets[3]	0.38%	0.37%	0.36%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.02%	0.98%	0.84%	1.44%	1.33%
Portfolio Turnover Rate	11%	12%	18%	20%	21%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2018, 0.04% for fiscal 2017, and 0.02%
for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$80.09	$84.64	$91.17	$80.84	$64.37
Investment Operations
Net Investment Income	. 938[1]	.908	.868	1.290	1.040
Net Realized and Unrealized Gain (Loss)
on Investments	16.436	1.244	.236	20.715	22.378
Total from Investment Operations	17.374	2.152	1.104	22.005	23.418
Distributions
Dividends from Net Investment Income	(.920)	(.828)	(1.155)	(.942)	(1.042)
Distributions from Realized Capital Gains	(5.464)	(5.874)	(6.479)	(10.733)	(5.906)
Total Distributions	(6.384)	(6.702)	(7.634)	(11.675)	(6.948)
Net Asset Value, End of Period	$91.08	$80.09	$84.64	$91.17	$80.84

Total Return[2]	22.35%	2.76%	0.54%	28.20%	37.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,214	$33,715	$36,606	$34,371	$24,821
Ratio of Total Expenses to Average Net Assets[3]	0.33%	0.32%	0.31%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.07%	1.03%	0.89%	1.49%	1.38%
Portfolio Turnover Rate	11%	12%	18%	20%	21%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2018, 0.04% for fiscal 2017, and 0.02%
for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master

25

Health Care Fund

repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

26

Health Care Fund

8. Other: Dividend income is recorded on the ex-dividend date. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI ACWI Health Care Index since April 30, 2014. For the year ended January 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before an increase of $20,182,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $2,577,000, representing 0.01% of the fund’s net assets and 1.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

27

Health Care Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	35,566,416	—	—
Common Stocks—International	629,544	11,370,759	—
Temporary Cash Investments	166,428	1,462,809	—
Total	36,362,388	12,833,568	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $19,849,000 from overdistributed net investment income and $109,069,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2018, the fund had $111,451,000 of ordinary income and $1,024,203,000 of long-term capital gains available for distribution.

At January 31, 2018, the cost of investment securities for tax purposes was $29,540,605,000. Net unrealized appreciation of investment securities for tax purposes was $19,655,351,000, consisting of unrealized gains of $20,879,661,000 on securities that had risen in value since their purchase and $1,224,310,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2018, the fund purchased $4,972,161,000 of investment securities and sold $8,541,671,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,154,125	5,549	1,313,938	6,581
Issued in Lieu of Cash Distributions	659,513	3,250	760,856	4,044
Redeemed	(2,913,387)	(13,922)	(2,854,842)	(14,276)
Net Increase (Decrease)—Investor Shares	(1,099,749)	(5,123)	(780,048)	(3,651)
Admiral Shares
Issued	2,793,811	31,646	2,173,067	25,669
Issued in Lieu of Cash Distributions	2,402,452	28,052	2,517,721	31,739
Redeemed	(4,400,931)	(50,129)	(5,794,246)	(68,911)
Net Increase (Decrease)—Admiral Shares	795,332	9,569	(1,103,458)	(11,503)

28

Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Healthcare
Co. Inc.	NA1	30,010	—	—	(15,114)	—	—	156,814
Agios
Pharmaceuticals Inc.	154,118	47,166	—	—	141,568	—	—	342,852
Alkermes plc	470,442	18,895	—	—	29,148	—	—	518,485
Allscripts Healthcare
Solutions Inc.	131,139	—	26,188	758	34,797	—	—	140,506
Alnylam
Pharmaceuticals Inc.	341,889	—	212,806	35,109	702,836	—	—	867,028
athenahealth Inc.	289,067	17,992	30,605	1,661	1,848	—	—	279,963
Eisai Co. Ltd.	828,954	97,823	—	—	24,741	18,157	—	951,518
Incyte Corp.	1,249,252	41,017	155,621	75,544	(355,419)	—	—	NA2
Medicines Co.	200,590	—	—	—	(16,247)	—	—	184,343
Mylan NV	1,144,717	16,789	34,017	(20,064)	171,392	—	—	1,278,817
Prothena Corp. plc	105,278	—	—	—	(15,396)	—	—	89,882
TESARO Inc.	NA1	345,608	—	—	(143,455)	—	—	202,153
UCB SA	783,433	36,150	1,645	57	213,207	12,077	—	1,031,202
Vanguard Market
Liquidity Fund	88,012	NA [3]	NA [3]	(18)	(1)	—	—	166,428
Vertex
Pharmaceuticals
Inc.	1,136,089	—	727,874	295,987	672,235	—	—	NA2
Total	6,922,980			389,034	1,446,140	30,234	—	6,209,991
1 Not applicable—at January 31, 2017, the issuer was not an affiliated company of the fund.
2 Not applicable—at January 31, 2018, the security was still held, but the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Health Care Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

30

Special 2017 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,718,262,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $632,250,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 45.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares
Periods Ended January 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	22.29%	17.36%	12.68%
Returns After Taxes on Distributions	20.17	14.84	11.03
Returns After Taxes on Distributions and Sale of Fund Shares	14.41	13.54	10.20

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2017	1/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,060.09	$1.92
Admiral Shares	1,000.00	1,060.32	1.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.34	$1.89
Admiral Shares	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

34

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

35

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

36

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Mr. McNabb has served as chairman of the board of Vanguard and of each of the investment companies served by Vanguard since January 2010; as a trustee of each of the investment companies served by Vanguard since 2009; and as director of Vanguard since 2008. Mr. McNabb served as chief executive officer and president of Vanguard and each of the investment companies served by Vanguard from 2008 to 2017 and as a managing director of Vanguard from 1995 to 2008. Mr. McNabb also serves as a director of Vanguard Marketing Corporation. He was born in 1957.

Mortimer J. Buckley

Mr. Buckley has served as chief executive officer of Vanguard since January 2018; as chief executive officer, president, and trustee of each of the investment companies served by Vanguard since January 2018; and as president and director of Vanguard since 2017. Previous positions held by Mr. Buckley at Vanguard include chief investment officer (2013–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006). Mr. Buckley also served as chairman of the board of the Children’s Hospital of Philadelphia from 2011 to 2017. He was born in 1969.

Independent Trustees

Emerson U. Fullwood

Mr. Fullwood has served as trustee since July 2008. Mr. Fullwood is the former executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Previous positions held at Xerox by Mr. Fullwood include president of the Worldwide Channels Group, president of Latin America, executive chief staff officer of Developing Markets, and president of Worldwide Customer Services. Mr. Fullwood is the executive in residence at the Rochester Institute of Technology, where he was the 2009–2010 Distinguished Minett Professor. Mr. Fullwood serves as lead director of SPX FLOW, Inc. (multi-industry manufacturing); director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College; and a trustee of the University of Rochester. He was born in 1948.

Amy Gutmann

Dr. Gutmann has served as trustee since June 2006. Dr. Gutmann has served as the president of the University of Pennsylvania since 2004. She is the Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Dr. Gutmann also serves as a trustee of the National Constitution Center. She was born in 1949.

JoAnn Heffernan Heisen

Ms. Heisen has served as trustee since July 1998. Ms. Heisen is the former corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and a former member of its executive committee (1997–2008). During her tenure at Johnson & Johnson, Ms. Heisen held multiple roles, including: chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991). Ms. Heisen serves as a director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation and as a member of the advisory board of the Institute for Women’s Leadership at Rutgers University. She was born in 1950.

F. Joseph Loughrey

Mr. Loughrey has served as trustee since October 2009. Mr. Loughrey is the former president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Mr. Loughrey serves as chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a director of the V Foundation for Cancer Research; and as a member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. He was born in 1949.

Mark Loughridge

Mr. Loughridge has served as trustee since March 2012. Mr. Loughridge is the former senior vice president and chief financial officer (retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s retirement plan committee (2004–2013). Previous positions held by Mr. Loughridge at IBM include senior vice president and general manager of Global Financing (2002–2004), vice president and controller (1998–2002), and a variety of management roles. Mr. Loughridge serves as a member of the Council on Chicago Booth. He was born in 1953.

Scott C. Malpass

Mr. Malpass has served as trustee since March 2012. Mr. Malpass has served as chief investment officer since 1989 and as vice president since 1996 at the University of Notre Dame. Mr. Malpass serves as an assistant professor of finance at the Mendoza College of Business at the University of Notre Dame and is a member of the Notre Dame 403(b) investment committee. Mr. Malpass also serves as chairman of the board of TIFF Advisory Services, Inc.; as a member of the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the board of superintendence of the Institute for the Works of Religion. He was born in 1962.

Deanna Mulligan

Ms. Mulligan has served as trustee since January 2018. Ms. Mulligan has served as president since 2010 and chief executive officer since 2011 at The Guardian Life Insurance Company of America. Previous positions held by Ms. Mulligan at The Guardian Life Insurance Company of America include chief operating officer (2010–2011) and executive vice president of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a board member of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. She also serves as a trustee of the Economic Club of New York and the Bruce Museum (arts and science) and as a member of the Advisory Council for the Stanford Graduate School of Business. She was born in 1963.

André F. Perold

Dr. Perold has served as trustee since December 2004. Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Dr. Perold serves as chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an overseer of the Museum of Fine Arts Boston. He was born in 1952.

Sarah Bloom Raskin

Ms. Raskin has served as trustee since January 2018. Ms. Raskin served as deputy secretary of the United States Department of the Treasury (2014–2017), as a governor of the Federal Reserve Board (2010–2014), and as commissioner of financial regulation of the State of Maryland (2007–2010). Ms. Raskin also served as a member of the Neighborhood Reinvestment Corporation’s board of directors (2012–2014). Ms. Raskin serves as a director of i(x) Investments, LLC. She was born in 1961.

Peter F. Volanakis

Mr. Volanakis has served as trustee since July 2009. Mr. Volanakis is the retired president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and a former director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Mr. Volanakis served as a director of SPX Corporation (multi-industry manufacturing) (2012) and as an overseer of the Amos Tuck School of Business Administration at Dartmouth College (2001–2013). Mr. Volanakis serves as chairman of the board of trustees of Colby-Sawyer College and is a member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables). He was born in 1955.

Executive Officers

Glenn Booraem

Mr. Booraem, a principal of Vanguard, has served as investment stewardship officer of each of the investment companies served by Vanguard since February 2017. Mr. Booraem served as treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard. He was born in 1967.

Christine M. Buchanan

Ms. Buchanan, a principal of Vanguard, has served as treasurer of each of the investment companies served by Vanguard since November 2017. She also serves as global head of Fund Administration at Vanguard. Ms. Buchanan served as a partner at KPMG LLP (audit, tax, and advisory services) (2005–2017). She was born in 1970.

Thomas J. Higgins

Mr. Higgins, a principal of Vanguard, has served as chief financial officer of each of the investment companies served by Vanguard since 2008. Mr. Higgins served as treasurer of each of the investment companies served by Vanguard (1998–2008). He was born in 1957.

Peter Mahoney

Mr. Mahoney, a principal of Vanguard, has served as controller of each of the investment companies served by Vanguard since May 2015. Mr. Mahoney served as head of International Fund Services at Vanguard (2008–2014). He was born in 1974.

Anne E. Robinson

Ms. Robinson has served as general counsel of Vanguard since September 2016; as secretary of Vanguard and of each of the investment companies served by Vanguard since September 2016; as director and senior vice president of Vanguard Marketing Corporation since September 2016; and as a managing director of Vanguard since August 2016. Ms. Robinson served as managing director and general counsel of Global Cards and Consumer Services at Citigroup (2014–2016). She served as counsel at American Express (2003–2014). She was born in 1970.

Michael Rollings

Mr. Rollings, a managing director of Vanguard since June 2016, has served as finance director of each of the investment companies served by Vanguard since November 2017 and as a director of Vanguard Marketing Corporation since June 2016. Mr. Rollings served as treasurer of each of the investment companies served by Vanguard from February 2017 to November 2017. He also served as the executive vice president and chief financial officer of MassMutual Financial Group (2006–2016). He was born in 1963.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollins
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2017, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032018

Annual Report | January 31, 2018

Vanguard REIT Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	13
Your Fund’s After-Tax Returns.	40
About Your Fund’s Expenses.	41
Glossary.	43

  REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2018, Vanguard REIT Index Fund returned 0.45% for Investor Shares. Returns for ETF, Admiral, and Institutional Shares were a bit higher. The results were in line with those of the fund’s benchmark index but lower than the average return of peer funds.

• Top-performing subsectors included industrial REITs, hotel and resort REITs, specialized REITs, and residential REITs.

• The fund’s largest subsector, retail REITs, was the biggest detractor. Health care REITs also hurt performance, as did office REITs, diversified REITs, mortgage REITs, and diversified real estate activities.

• On February 1, 2018, the fund changed its name to Vanguard Real Estate Index Fund and its benchmark from the MSCI US REIT Index to the MSCI US Investable Market Real Estate 25/50 Transition Index.

• The fund is expected to complete its transition to its destination benchmark, MSCI

US Investable Market Real Estate 25/50 Index, during the third quarter of 2018.

Total Returns: Fiscal Year Ended January 31, 2018
Total
Returns
Vanguard REIT Index Fund
Investor Shares	0.45%
ETF Shares
Market Price	0.65
Net Asset Value	0.59
Admiral™ Shares	0.58
Institutional Shares	0.60
MSCI US REIT Index	0.70
Real Estate Funds Average	2.65
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF®
Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Ten Years Ended January 31, 2018
Average
Annual Return
REIT Index Fund Investor Shares	7.08%
REIT Spliced Index	7.21
Real Estate Funds Average	6.09
For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.12%	0.12%	0.10%	1.25%

The fund expense ratios shown are from the prospectus dated September 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the fund’s expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12%
for Admiral Shares, and 0.10% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson
Reuters Company, and captures information through year-end 2017.

Peer group: Real Estate Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

When you start a new job, it’s natural to reflect on both the past and the future. And so it is in my case, having begun my service as just the fourth chief executive in Vanguard’s history.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my new role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.84%	14.28%	15.72%
Russell 2000 Index (Small-caps)	17.18	12.12	13.33
Russell 3000 Index (Broad U.S. market)	25.16	14.11	15.53
FTSE All-World ex US Index (International)	29.63	10.20	7.48

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.15%	1.14%	2.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.52	1.97	2.69
Citigroup Three-Month U.S. Treasury Bill Index	0.91	0.41	0.25

CPI
Consumer Price Index	2.07%	1.98%	1.48%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
February 15, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	2,503,465,695	87,490,567	96.6%
Emerson U. Fullwood	2,500,061,682	90,894,579	96.5%
Amy Gutmann	2,498,574,662	92,381,600	96.4%
JoAnn Heffernan Heisen	2,502,785,690	88,170,572	96.6%
F. Joseph Loughrey	2,501,562,489	89,393,773	96.6%
Mark Loughridge	2,503,584,454	87,371,807	96.6%
Scott C. Malpass	2,499,755,273	91,200,989	96.5%
F. William McNabb III	2,498,986,712	91,969,550	96.5%
Deanna Mulligan	2,503,553,783	87,402,478	96.6%
André F. Perold	2,453,401,594	137,554,668	94.7%
Sarah Bloom Raskin	2,500,665,258	90,291,004	96.5%
Peter F. Volanakis	2,501,344,074	89,612,188	96.5%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
REIT Index Fund	559,889,574	21,146,116	16,912,120	138,870,970	76.0%

6

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
REIT Index Fund	562,115,638	20,716,853	15,115,320	138,870,970	76.3%

Proposal 4—Change the investment objective of Vanguard REIT Index Fund.

The revised investment objective will broaden the fund’s investable universe to include real estate-related investments, such as certain specialized real estate investment trusts (REITs) and real estate management and development companies. The fund will continue to invest in publicly traded equity REITs.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
REIT Index Fund	535,225,893	36,724,554	25,921,900	138,946,434	72.6%

Proposal 5—Reclassify the diversification status of the REIT Index Fund to nondiversified.

Reclassifying the fund’s diversification status to nondiversified, as defined by the Investment Company Act of 1940, aligns the fund’s diversification status with that of Vanguard’s other sector equity index funds and enables the fund to track its benchmark more closely.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
REIT Index Fund	531,277,052	35,754,603	30,840,692	138,946,434	72.1%

7

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
REIT Index Fund	108,580,304	40,616,166	448,675,877	138,946,434	14.7%

8

REIT Index Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGSIX	VNQ	VGSLX	VGSNX
Expense Ratio[1]	0.26%	0.12%	0.12%	0.10%

Portfolio Characteristics
			DJ
			U.S. Total
		MSCI US	Market
	Fund	REIT Index	FA Index
Number of Stocks	184	152	3,765
Median Market Cap	$9.8B	$9.8B	$73.6B
Price/Earnings Ratio	32.5x	32.5x	23.8x
Price/Book Ratio	2.1x	2.2x	3.2x
Return on Equity	5.9%	5.9%	14.9%
Earnings Growth Rate	18.3%	17.1%	9.1%
Dividend Yield	4.2%	4.2%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term Reserves	0.1%	—	—

Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity
exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	7.3%	7.2%
Health Care REITs	11.1	11.2
Hotel & Resort REITs	7.2	7.2
Industrial REITs	7.7	7.8
Office REITs	13.2	13.2
Residential REITs	16.2	16.2
Retail REITs	19.0	19.1
Specialized REITs	18.3	18.1

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	MSCI US	Market
	REIT Index	FA Index
R-Squared	1.00	0.20
Beta	1.00	0.58
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Vanguard REIT II Index
Fund	Other	10.1%
Simon Property Group
Inc.	Retail REITs	5.5
Equinix Inc.	Specialized REITs	3.9
Prologis Inc.	Industrial REITs	3.8
Public Storage	Specialized REITs	3.3
AvalonBay Communities
Inc.	Residential REITs	2.6
Digital Realty Trust Inc.	Specialized REITs	2.5
Equity Residential	Residential REITs	2.5
Welltower Inc.	Health Care REITs	2.4
Ventas Inc.	Health Care REITs	2.2
Top Ten		38.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated September 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and
0.10% for Institutional Shares.

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	REIT Index Fund Investor Shares	0.45%	7.38%	7.08%	$19,820
• • • • • • • •	REIT Spliced Index	0.70	7.62	7.21	20,061
– – – –	Real Estate Funds Average	2.65	7.05	6.09	18,068
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	25.16	15.48	9.91	25,724
For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund ETF Shares Net Asset
Value	0.59%	7.52%	7.22%	$20,085
REIT Spliced Index	0.70	7.62	7.21	20,061
Dow Jones U.S. Total Stock Market Float
Adjusted Index	25.16	15.48	9.91	25,724

See Financial Highlights for dividend and capital gains information.

10

REIT Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2018

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Admiral Shares	0.58%	7.53%	7.23%	$20,092
REIT Spliced Index	0.70	7.62	7.21	20,061
Dow Jones U.S. Total Stock Market Float
Adjusted Index	25.16	15.48	9.91	25,724

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment

REIT Index Fund Institutional Shares	0.60%	7.54%	7.25%	$10,065,377

REIT Spliced Index	0.70	7.62	7.21	10,030,667
Dow Jones U.S. Total Stock Market Float
Adjusted Index	25.16	15.48	9.91	12,861,866

Cumulative Returns of ETF Shares: January 31, 2008, Through January 31, 2018
	One	Five	Ten
	Year	Years	Years
REIT Index Fund ETF Shares Market Price	0.65%	43.70%	101.23%
REIT Index Fund ETF Shares Net Asset Value	0.59	43.72	100.85
REIT Spliced Index	0.70	44.39	100.61

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018

For a benchmark description, see the Glossary.

11

REIT Index Fund

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	5/13/1996	4.83%	9.10%	7.50%
ETF Shares	9/23/2004
Market Price		4.90	9.24	7.65
Net Asset Value		4.95	9.24	7.64
Admiral Shares	11/12/2001	4.94	9.24	7.65
Institutional Shares	12/2/2003	4.93	9.26	7.67

12

REIT Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment Trusts
(REITs) (99.7%)[1]
Diversified REITs (6.5%)
2	VEREIT Inc.	64,219,038	462,377
2	WP Carey Inc.	7,042,783	456,443
2	Liberty Property Trust	9,715,589	402,322
2	Forest City Realty
	Trust Inc. Class A	14,066,431	330,139
2	Colony NorthStar Inc.
	Class A	34,496,621	309,780
2	STORE Capital Corp.	11,268,795	276,198
2	Gramercy Property
	Trust	10,008,749	252,621
2	Spirit Realty Capital Inc.	30,213,620	246,845
	Empire State Realty
	Trust Inc.	8,833,493	172,695
	PS Business Parks Inc.	1,346,490	164,420
2	Washington REIT	5,072,246	145,371
2	Lexington Realty Trust	14,272,272	128,736
2	Alexander & Baldwin Inc.	4,527,983	120,082
	Select Income REIT	4,423,132	98,901
	American Assets
	Trust Inc.	2,330,116	82,160
2	Global Net Lease Inc.	4,439,092	81,413
*,2	iStar Inc.	4,285,982	45,217
2	Investors Real Estate
	Trust	7,943,254	45,038
2	Armada Hoffler
	Properties Inc.	2,968,441	42,716
2	Gladstone Commercial
	Corp.	1,825,278	34,680
	One Liberty Properties
	Inc.	923,188	22,563
[2,3]	Winthrop Realty Trust	1,892,511	12,674
			3,933,391

Health Care REITs (10.0%)
2	Welltower Inc.	24,309,940	1,457,867
2	Ventas Inc.	23,466,917	1,313,443
2	HCP Inc.	30,901,425	744,106
2	Healthcare Trust of
	America Inc. Class A	13,226,106	365,173
^,2	Omega Healthcare
	Investors Inc.	12,998,348	351,475
2	Medical Properties
	Trust Inc.	23,996,197	313,870
2	Senior Housing
	Properties Trust	15,656,540	271,328
2	Healthcare Realty
	Trust Inc.	8,161,360	243,780
2	Sabra Health Care
	REIT Inc.	11,584,960	209,688
2	Physicians Realty Trust	11,705,534	190,800
2	National Health
	Investors Inc.	2,702,796	190,628
2	LTC Properties Inc.	2,608,825	106,910
*,2	Quality Care
	Properties Inc.	6,187,006	83,525
2	CareTrust REIT Inc.	5,007,883	79,575
2	Universal Health Realty
	Income Trust	852,760	56,751
2	New Senior Investment
	Group Inc.	5,415,396	41,482
	Community Healthcare
	Trust Inc.	823,398	21,935
	MedEquities Realty
	Trust Inc.	21,942	240
			6,042,576
Hotel & Resort REITs (6.4%)
2	Host Hotels & Resorts
	Inc.	48,763,141	1,012,323

13

REIT Index Fund

			Market
			Value•
		Shares	($000)
2	Hospitality Properties
	Trust	10,851,373	308,288
	Park Hotels & Resorts
	Inc.	10,619,284	307,003
2	Apple Hospitality REIT
	Inc.	13,967,455	272,226
2	RLJ Lodging Trust	11,515,062	266,228
2	Sunstone Hotel
	Investors Inc.	14,856,672	250,335
2	Ryman Hospitality
	Properties Inc.	3,036,342	232,432
2	LaSalle Hotel Properties	7,462,032	227,890
^,2	Pebblebrook Hotel Trust	4,545,872	177,289
2	Xenia Hotels & Resorts
	Inc.	7,038,057	156,245
2	DiamondRock
	Hospitality Co.	13,203,576	155,274
^,2	MGM Growth
	Properties LLC Class A	4,559,294	127,934
2	Chesapeake Lodging
	Trust	3,965,417	108,533
2	Summit Hotel
	Properties Inc.	6,873,685	106,473
2	Chatham Lodging Trust	2,991,303	67,005
2	Hersha Hospitality Trust
	Class A	2,758,524	51,171
2	Ashford Hospitality
	Trust Inc.	6,417,798	41,331
2	Ashford Hospitality
	Prime Inc.	1,683,590	15,186
			3,883,166
Industrial REITs (7.0%)
2	Prologis Inc.	35,041,769	2,281,569
2	Duke Realty Corp.	23,453,606	619,410
2	DCT Industrial Trust Inc.	6,135,346	363,151
2	First Industrial Realty
	Trust Inc.	7,903,235	243,894
2	EastGroup Properties
	Inc.	2,261,807	196,347
2	STAG Industrial Inc.	6,081,468	153,983
2	Rexford Industrial
	Realty Inc.	4,688,849	139,212
2	Terreno Realty Corp.	3,452,267	122,901
2	Monmouth Real Estate
	Investment Corp.	4,414,865	75,450
			4,195,917
Office REITs (11.8%)
2	Boston Properties Inc.	10,172,751	1,258,471
2	Vornado Realty Trust	11,231,751	805,092
2	Alexandria Real Estate
	Equities Inc.	6,173,438	800,695
2	SL Green Realty Corp.	6,520,718	655,463
2	Kilroy Realty Corp.	6,480,664	462,201
2	Douglas Emmett Inc.	10,195,625	394,265

2	Hudson Pacific
	Properties Inc.	10,237,127	327,281
2	Highwoods
	Properties Inc.	6,808,734	326,002
2	Cousins Properties Inc.	27,689,442	249,205
*,2	Equity Commonwealth	8,179,351	244,644
2	JBG SMITH Properties	6,234,285	210,407
2	Brandywine Realty
	Trust	11,561,642	207,416
2	Paramount Group Inc.	13,361,147	200,818
2	Piedmont Office
	Realty Trust Inc.
	Class A	9,591,447	187,225
2	Corporate Office
	Properties Trust	6,557,654	179,024
2	Columbia Property
	Trust Inc.	7,991,890	174,942
2	Mack-Cali Realty Corp.	5,626,477	112,923
2	Government Properties
	Income Trust	6,341,924	108,827
2	Franklin Street
	Properties Corp.	6,709,340	68,033
2	Tier REIT Inc.	3,156,761	61,273
2	Easterly Government
	Properties Inc.	2,570,960	53,553
2	NorthStar Realty
	Europe Corp.	3,461,673	41,298
^,2	New York REIT Inc.	11,065,751	22,353
	City Office REIT Inc.	36,182	423
			7,151,834
Other (10.1%) [4]
[5,6]	Vanguard REIT II
	Index Fund	319,564,620	6,126,412

Residential REITs (14.5%)
2	AvalonBay
	Communities Inc.	9,099,460	1,550,548
2	Equity Residential	24,219,826	1,492,184
2	Essex Property
	Trust Inc.	4,351,564	1,013,827
2	Mid-America
	Apartment
	Communities Inc.	7,482,116	713,570
2	UDR Inc.	17,632,878	644,129
2	Camden Property Trust	6,110,328	528,910
2	Equity LifeStyle
	Properties Inc.	5,449,307	470,384
2	Sun Communities Inc.	5,209,883	462,846
	Invitation Homes Inc.	20,523,490	461,573
2	Apartment Investment
	& Management Co.	10,347,089	432,922
2	American Campus
	Communities Inc.	8,992,886	345,867

14

REIT Index Fund

			Market
			Value•
		Shares	($000)
	American Homes 4
	Rent Class A	15,403,655	320,242
2	Education Realty
	Trust Inc.	4,825,738	159,394
2	Independence Realty
	Trust Inc.	5,386,855	49,505
2	Altisource Residential
	Corp.	3,339,861	36,772
2	Preferred Apartment
	Communities Inc.
	Class A	2,128,550	35,483
2	NexPoint Residential
	Trust Inc.	1,181,115	31,311
2	UMH Properties Inc.	1,989,854	26,624
			8,776,091
Retail REITs (17.0%)
2	Simon Property
	Group Inc.	20,485,745	3,346,756
2	Realty Income Corp.	18,085,210	961,952
	GGP Inc.	40,692,368	937,145
2	Regency Centers Corp.	10,090,461	634,791
2	Federal Realty
	Investment Trust	4,503,806	544,060
2	Macerich Co.	7,923,454	511,617
2	Kimco Realty Corp.	27,436,723	436,518
2	National Retail
	Properties Inc.	9,832,170	390,140
2	Brixmor Property
	Group Inc.	19,667,407	319,202
2	Taubman Centers Inc.	4,000,760	246,647
2	Weingarten Realty
	Investors	8,047,603	237,807
2	Retail Properties of
	America Inc.	15,225,560	183,468
2	Urban Edge Properties	7,499,839	175,346
2	DDR Corp.	20,593,044	167,216
^,2	Tanger Factory Outlet
	Centers Inc.	6,257,741	157,570
2	Acadia Realty Trust	5,512,826	135,395
2	Retail Opportunity
	Investments Corp.	6,708,521	123,236
2	Kite Realty Group Trust	5,640,079	95,092
2	Agree Realty Corp.	1,888,563	90,915
2	Washington Prime
	Group Inc.	12,249,276	80,600
2	Ramco-Gershenson
	Properties Trust	5,230,075	69,142
^,2	Seritage Growth
	Properties Class A	1,656,254	68,238
^,2	CBL & Associates
	Properties Inc.	11,279,589	62,714
2	Getty Realty Corp.	2,210,497	58,003

	Alexander’s Inc.	151,680	55,114
^,2	Pennsylvania REIT	4,604,672	51,388
	Saul Centers Inc.	863,796	47,276
	Urstadt Biddle
	Properties Inc. Class A	1,941,812	37,710
2	Whitestone REIT	2,541,312	33,393
2	Cedar Realty Trust Inc.	6,016,739	30,746
	Urstadt Biddle
	Properties Inc.	58,856	1,012
			10,290,209
Specialized REITs (16.4%)
2	Equinix Inc.	5,139,614	2,339,501
2	Public Storage	10,315,604	2,019,383
2	Digital Realty Trust Inc.	13,523,503	1,513,956
2	Extra Space Storage Inc.	8,305,266	693,324
2	Iron Mountain Inc.	17,463,249	611,738
2	Gaming and Leisure
	Properties Inc.	11,769,370	428,876
2	CyrusOne Inc.	5,719,883	329,980
2	CubeSmart	11,879,087	327,031
2	EPR Properties	4,857,523	286,885
2	Life Storage Inc.	3,070,334	255,145
	CoreSite Realty Corp.	2,258,499	244,641
2	GEO Group Inc.	8,180,153	184,462
2	CoreCivic Inc.	7,790,614	180,820
2	QTS Realty Trust
	Inc. Class A	3,208,137	159,765
2	Four Corners
	Property Trust Inc.	4,035,148	95,230
2	National Storage
	Affiliates Trust	3,250,784	82,472
	American Tower Corp.	374,399	55,299
	Crown Castle
	International Corp.	281,799	31,778
	Weyerhaeuser Co.	798,075	29,960
*	SBA Communications
	Corp. Class A	89,423	15,604
	Lamar Advertising Co.
	Class A	99,067	7,133
	Rayonier Inc.	128,561	4,173
	Uniti Group Inc.	205,774	3,257
	Outfront Media Inc.	118,763	2,660
	Potlatch Corp.	43,144	2,282
	CatchMark Timber
	Trust Inc. Class A	52,661	694
	InfraREIT Inc.	18,868	358
	Farmland Partners Inc.	37,658	307
			9,906,714
Total Equity Real Estate
Investment Trusts (REITs)
(Cost $56,272,161)			60,306,310

15

REIT Index Fund

			Market
			Value•
		Shares	($000)
Real Estate Management & Development (0.1%)
Diversified Real Estate Activities (0.0%)
*	St. Joe Co.	36,173	680
*	Tejon Ranch Co.	13,022	284
	RMR Group Inc. Class A	3,774	245
*	Five Point Holdings
	LLC Class A	13,721	189
			1,398
Real Estate Development (0.0%)
*	Howard Hughes Corp.	46,590	5,868
*	Forestar Group Inc.	7,566	185
			6,053
Real Estate Operating Companies (0.0%)
	Kennedy-Wilson
	Holdings Inc.	119,900	2,128
*	FRP Holdings Inc.	1,499	75
			2,203
Real Estate Services (0.1%)
*	CBRE Group Inc. Class A	339,140	15,495
	Jones Lang LaSalle Inc.	33,811	5,287
	Realogy Holdings Corp.	180,046	4,953
	HFF Inc. Class A	32,816	1,615
	RE/MAX Holdings Inc.
	Class A	13,887	685
*	Marcus & Millichap Inc.	13,511	441
*	Altisource Portfolio
	Solutions SA	12,757	357
			28,833
Total Real Estate Management
& Development (Cost $38,412)			38,487
Temporary Cash Investment (0.3%)[1]
Money Market Fund (0.3%)
[7,8]	Vanguard Market
	Liquidity Fund, 1.545%
	(Cost $164,289)	1,642,857	164,286
Total Investments (100.1%)
(Cost $56,474,862)			60,509,083

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets [9]	304,722
Liabilities [8]	(360,433)
(55,711)
Net Assets (100%)	60,453,372

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,167,045
Affiliated Issuers	51,215,626
Vanguard REIT II Index Fund	6,126,412
Total Investments in Securities	60,509,083
Investment in Vanguard	3,508
Receivables for Investment
Securities Sold	174,520
Receivables for Accrued Income	50,300
Receivables for Capital Shares Issued	69,121
Unrealized Appreciation—Swap Contracts	203
Other Assets [9]	7,070
Total Assets	60,813,805
Liabilities
Payables for Investment Securities
Purchased	191,834
Collateral for Securities on Loan	87,582
Payables for Capital Shares Redeemed	43,105
Payables to Vanguard	30,500
Unrealized Depreciation—Swap Contracts	262
Other Liabilities	7,150
Total Liabilities	360,433
Net Assets	60,453,372

16

REIT Index Fund

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	56,315,907
Undistributed Net Investment Income	103,303
Accumulated Net Realized Gains	—
Unrealized Appreciation (Depreciation)
Investment Securities	4,034,221
Swap Contracts	(59)
Net Assets	60,453,372

Investor Shares—Net Assets
Applicable to 81,183,890 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,143,108
Net Asset Value Per Share—
Investor Shares	$26.40

ETF Shares—Net Assets
Applicable to 407,429,973 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	32,377,223
Net Asset Value Per Share—ETF Shares $79.47

Admiral Shares—Net Assets
Applicable to 157,659,649 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,756,674
Net Asset Value Per Share—
Admiral Shares	$112.63

Amount
($000)
Institutional Shares—Net Assets
Applicable to 469,046,290 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,176,367
Net Asset Value Per Share—
Institutional Shares	$17.43

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $85,635,000.
1 The fund invests a portion of its assets in Real Estate
Investment Trusts through the use of swap contracts.
After giving effect to swap investments, the fund’s effective
Real Estate Investment Trust and temporary cash investment
positions represent 100.0% and 0.1%, respectively,
of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities
of such company.
3 Security value determined using significant unobservable
inputs.
4 “Other” represents securities that are not classified by the fund’s benchmark index.
5 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
6 Represents a wholly owned subsidiary of the fund.
See Notes to Financial Statements.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
8 Includes $87,582,000 of collateral received for securities on loan.
9 Cash of $7,070,000 has been segregated as collateral
for open swap contracts.
REIT—Real Estate Investment Trust.

17

REIT Index Fund

Derivative Financial Instruments Outstanding as of Period End

Total Return Swaps
				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)
Gaming And Leisure
Properties	3/21/18	GSCM	55,524	(2.106%)	187
Federal Realty Investment Trust	3/2/18	GSCM	31,494	(1.573%)	(86)
Retail Opportunity
Investments Corp.	3/2/18	GSCM	9,720	(1.573%)	16
Kimco Realty Corp.	3/2/18	GSCM	9,717	(1.573%)	(12)
Brixmor Property Group Inc.	3/2/18	GSCM	6,980	(1.573%)	(164)
					(59)
GSCM—Goldman Sachs Capital Management.
1 Payment received/paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is required to be treated as ordinary income (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

18

REIT Index Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers	26,396
Dividends Received from Affiliated Issuers	1,893,522
Dividends Received from Vanguard REIT II Index Fund	70,790
Interest	15
Securities Lending—Net	920
Total Income	1,991,643
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,269
Management and Administrative—Investor Shares	5,483
Management and Administrative—ETF Shares	31,453
Management and Administrative—Admiral Shares	18,790
Management and Administrative—Institutional Shares	7,123
Marketing and Distribution—Investor Shares	428
Marketing and Distribution—ETF Shares	1,958
Marketing and Distribution—Admiral Shares	1,457
Marketing and Distribution—Institutional Shares	207
Custodian Fees	616
Auditing Fees	42
Shareholders’ Reports and Proxy—Investor Shares	337
Shareholders’ Reports and Proxy—ETF Shares	5,396
Shareholders’ Reports and Proxy—Admiral Shares	857
Shareholders’ Reports and Proxy—Institutional Shares	270
Trustees’ Fees and Expenses	47
Total Expenses	78,733
Net Investment Income	1,912,910
Realized Net Gain (Loss)
Capital Gain Distributions Received from Unaffiliated Issuers	627
Capital Gain Distributions Received from Affiliated Issuers	345,564
Capital Gain Distributions Received from Vanguard REIT II Index Fund	9,589
Investment Securities Sold—Unaffiliated Issuers	(15,044)
Investment Securities Sold—Affiliated Issuers	1,959,843
Investment Securities Sold—Vanguard REIT II Index Fund	—
Futures Contracts	230
Swap Contracts	(12,145)
Realized Net Gain (Loss)	2,288,664
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(79,043)
Investment Securities—Affiliated Issuers	(3,542,133)
Investment Securities—Vanguard REIT II Index Fund	(209,458)
Swap Contracts	810
Change in Unrealized Appreciation (Depreciation)	(3,829,824)
Net Increase (Decrease) in Net Assets Resulting from Operations	371,750
See accompanying Notes, which are an integral part of the Financial Statements.

19

REIT Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,912,910	1,637,151
Realized Net Gain (Loss)	2,288,664	2,373,668
Change in Unrealized Appreciation (Depreciation)	(3,829,824)	2,177,388
Net Increase (Decrease) in Net Assets Resulting from Operations	371,750	6,188,207
Distributions
Net Investment Income
Investor Shares	(69,040)	(73,006)
ETF Shares	(1,025,920)	(913,086)
Admiral Shares	(545,730)	(491,479)
Institutional Shares	(244,477)	(213,737)
Realized Capital Gain
Investor Shares	(983)	(18,164)
ETF Shares	(14,088)	(218,412)
Admiral Shares	(7,496)	(117,607)
Institutional Shares	(3,343)	(50,930)
Return of Capital
Investor Shares	(28,709)	(33,133)
ETF Shares	(426,390)	(411,208)
Admiral Shares	(226,815)	(221,353)
Institutional Shares	(101,603)	(96,185)
Total Distributions	(2,694,594)	(2,858,300)
Capital Share Transactions
Investor Shares	(383,660)	(198,893)
ETF Shares	138,764	4,811,962
Admiral Shares	75,811	2,316,263
Institutional Shares	678,950	564,537
Net Increase (Decrease) from Capital Share Transactions	509,865	7,493,869
Total Increase (Decrease)	(1,812,979)	10,823,776
Net Assets
Beginning of Period	62,266,351	51,442,575
End of Period[1]	60,453,372	62,266,351
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $103,303,000 and $87,705,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

REIT Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$27.38	$25.59	$28.73	$22.37	$22.66
Investment Operations
Net Investment Income	.761[1]	.746	.711	.645	.579
Net Realized and Unrealized Gain (Loss)
on Investments	(.614)	2.324	(2.851)	6.650	.025
Total from Investment Operations	.147	3.070	(2.140)	7.295	.604
Distributions
Dividends from Net Investment Income	(.788)	(.752)	(. 695)	(. 624)	(. 626)
Distributions from Realized Capital Gains	(.011)	(.187)	—	—	—
Return of Capital	(. 328)	(. 341)	(. 305)	(. 311)	(. 268)
Total Distributions	(1.127)	(1.280)	(1.000)	(.935)	(.894)
Net Asset Value, End of Period	$26.40	$27.38	$25.59	$28.73	$22.37

Total Return[2]	0.45%	12.07%	-7.44%	33.29%	2.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,143	$2,603	$2,621	$3,231	$2,482
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.26%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.87%	2.60%	2.66%	2.56%	2.51%
Portfolio Turnover Rate [3]	6%	7%	11%	8%	11%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$82.43	$77.05	$86.49	$67.36	$68.24
Investment Operations
Net Investment Income	2.499[1]	2.334	2.217	2.011	1.814
Net Realized and Unrealized Gain (Loss)
on Investments	(1.945)	7.022	(8.533)	20.038	.097
Total from Investment Operations	.554	9.356	(6.316)	22.049	1.911
Distributions
Dividends from Net Investment Income	(2.458)	(2.353)	(2.170)	(1.947)	(1.955)
Distributions from Realized Capital Gains	(.034)	(.563)	—	—	—
Return of Capital	(1.022)	(1.060)	(.954)	(.972)	(.836)
Total Distributions	(3.514)	(3.976)	(3.124)	(2.919)	(2.791)
Net Asset Value, End of Period	$79.47	$82.43	$77.05	$86.49	$67.36

Total Return	0.59%	12.25%	-7.31%	33.41%	2.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,377	$33,527	$27,007	$29,487	$18,528
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.01%	2.74%	2.80%	2.70%	2.65%
Portfolio Turnover Rate[2]	6%	7%	11%	8%	11%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$116.83	$109.19	$122.58	$95.46	$96.70
Investment Operations
Net Investment Income	3.538[1]	3.306	3.142	2.852	2.569
Net Realized and Unrealized Gain (Loss)
on Investments	(2.761)	9.966	(12.105)	28.403	.148
Total from Investment Operations	.777	13.272	(8.963)	31.255	2.717
Distributions
Dividends from Net Investment Income	(3.483)	(3.333)	(3.076)	(2.758)	(2.772)
Distributions from Realized Capital Gains	(.048)	(.798)	—	—	—
Return of Capital	(1.447)	(1.501)	(1.351)	(1.377)	(1.185)
Total Distributions	(4.978)	(5.632)	(4.427)	(4.135)	(3.957)
Net Asset Value, End of Period	$112.63	$116.83	$109.19	$122.58	$95.46

Total Return[2]	0.58%	12.23%	-7.30%	33.46%	2.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,757	$18,337	$15,029	$15,725	$7,987
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.01%	2.74%	2.80%	2.70%	2.65%
Portfolio Turnover Rate [3]	6%	7%	11%	8%	11%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.08	$16.90	$18.97	$14.78	$14.97
Investment Operations
Net Investment Income	. 568[1]	.515	.489	.444	.400
Net Realized and Unrealized Gain (Loss)
on Investments	(.444)	1.540	(1.870)	4.390	.025
Total from Investment Operations	.124	2.055	(1.381)	4.834	.425
Distributions
Dividends from Net Investment Income	(. 542)	(. 519)	(. 479)	(. 430)	(. 431)
Distributions from Realized Capital Gains	(.007)	(.123)	—	—	—
Return of Capital	(. 225)	(. 233)	(. 210)	(. 214)	(.184)
Total Distributions	(.774)	(. 875)	(. 689)	(. 644)	(. 615)
Net Asset Value, End of Period	$17.43	$18.08	$16.90	$18.97	$14.78

Total Return[2]	0.60%	12.23%	-7.27%	33.43%	2.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,176	$7,799	$6,785	$6,788	$3,922
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.03%	2.76%	2.82%	2.72%	2.67%
Portfolio Turnover Rate [3]	6%	7%	11%	8%	11%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard REIT II Index Fund (“REIT II”) is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about REIT II, refer to the accompanying financial statements.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in affiliated Vanguard funds are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

REIT Index Fund

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at January 31, 2018.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Assets and Liabilities. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2018, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

REIT Index Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

8. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

REIT Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $3,508,000, representing 0.01% of the fund’s net assets and 1.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	60,332,123	—	12,674
Temporary Cash Investments	164,286	—	—
Swap Contracts—Assets	—	203	—
Swap Contracts—Liabilities	—	(262)	—
Total	60,496,409	(59)	12,674

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

REIT Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2018, the fund realized $2,274,899,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At January 31, 2018, the cost of investment securities for tax purposes was $56,474,862,000. Net unrealized appreciation of investment securities for tax purposes was $4,034,221,000, consisting of unrealized gains of $7,363,984,000 on securities that had risen in value since their purchase and $3,329,763,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2018, the fund purchased $17,565,462,000 of investment securities and sold $17,239,938,000 of investment securities, other than temporary cash investments. Purchases and sales include $11,723,571,000 and $13,354,982,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	362,805	13,160	565,677	20,200
Issued in Lieu of Cash Distributions	92,491	3,378	117,019	4,262
Redeemed	(838,956)	(30,421)	(881,589)	(31,830)
Net Increase (Decrease)—Investor Shares	(383,660)	(13,883)	(198,893)	(7,368)
ETF Shares
Issued	7,194,688	86,125	9,698,505	115,071
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,055,924)	(85,400)	(4,886,543)	(58,900)
Net Increase (Decrease)—ETF Shares	138,764	725	4,811,962	56,171
Admiral Shares
Issued	3,635,103	30,947	4,651,310	39,078
Issued in Lieu of Cash Distributions	685,946	5,875	737,270	6,295
Redeemed	(4,245,238)	(36,118)	(3,072,317)	(26,057)
Net Increase (Decrease)—Admiral Shares	75,811	704	2,316,263	19,316
Institutional Shares
Issued	2,396,349	131,716	1,775,348	96,049
Issued in Lieu of Cash Distributions	324,780	17,972	334,740	18,463
Redeemed	(2,042,179)	(111,955)	(1,545,551)	(84,706)
Net Increase (Decrease)—Institutional Shares	678,950	37,733	564,537	29,806

REIT Index Fund

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
January 31,			Proceeds	Realized				January 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	196,914	28,683	48,242	1,587	(43,547)	4,865	1,382	135,395
Agree Realty Corp.	93,077	20,640	25,664	4,360	(1,498)	3,371	—	90,915
Alexander & Baldwin
Inc.	NA2	201,333	25,838	(10)	(55,179)	13,447	—	120,082
Alexandria Real
Estate Equities Inc.	661,333	221,376	197,697	37,183	78,500	13,750	2,233	800,695
Altisource
Residential Corp.	—	57,067	9,713	(1,311)	(9,271)	512	—	36,772
American Assets
Trust Inc.	111,900	14,275	25,124	5,288	(24,180)	2,699	—	NA3
American Campus
Communities Inc.	485,474	69,659	112,815	12,718	(109,169)	8,131	—	345,867
American Homes
4 Rent Class A	364,865	77,842	97,853	11,667	(36,279)	1,744	—	NA3
Apartment
Investment &
Management Co.	526,976	68,330	138,950	21,720	(45,154)	8,895	7,834	432,922
Apple Hospitality
REIT Inc.	254,259	105,187	78,219	(541)	(8,460)	17,170	—	272,226
Armada Hoffler
Properties Inc.	35,538	16,260	11,388	295	2,011	2,373	—	42,716
Ashford Hospitality
Prime Inc.	23,972	6,547	6,863	(1,229)	(7,241)	524	180	15,186
Ashford Hospitality
Trust Inc.	56,353	5,923	12,353	1,788	(10,380)	(82)	—	41,331
AvalonBay
Communities Inc.	1,821,329	257,391	510,044	65,333	(83,461)	41,813	13,938	1,550,548
Boston Properties
Inc.	1,539,727	198,158	394,758	40,443	(125,099)	32,906	549	1,258,471
Brandywine
Realty Trust	215,857	28,404	60,499	6,413	17,241	4,943	3,310	207,416
Brixmor Property
Group Inc.	561,990	56,348	125,897	(20,157)	(152,963)	19,381	—	319,202
Camden Property
Trust	559,077	108,646	161,111	23,643	(1,345)	15,285	3,979	528,910

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds	Realized				January 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Care Capital
Properties Inc.	158,877	10,542	12,576	2,967	26,832	6,472	—	—
CareTrust REIT Inc.	71,948	26,780	22,022	3,650	(781)	3,175	—	79,575
CBL & Associates
Properties Inc.	134,770	15,989	24,284	(8,860)	(54,901)	10,495	—	62,714
Cedar Realty Trust
Inc.	38,029	7,212	8,527	50	(6,018)	819	—	30,746
Chatham Lodging
Trust	59,483	17,860	16,564	(749)	6,975	3,267	208	67,005
Chesapeake
Lodging Trust	117,765	14,232	30,722	2,443	4,815	5,472	394	108,533
Colony NorthStar
Inc. Class A	559,904	69,934	140,564	(42,002)	(137,492)	8,421	30,986	309,780
Columbia Property
Trust Inc.	199,767	31,316	52,427	(1,043)	(2,671)	3,729	—	174,942
CoreCivic Inc.	250,483	40,384	58,528	(7,650)	(43,869)	12,204	—	180,820
CoreSite Realty
Corp.	223,642	34,831	71,250	28,423	28,995	6,422	—	NA3
Corporate Office
Properties Trust	230,818	36,985	58,915	4,976	(34,840)	6,637	—	179,024
Cousins Properties
Inc.	217,444	88,223	72,951	4,656	11,833	2,742	4,448	249,205
CubeSmart	344,856	45,345	94,046	19,888	10,988	12,358	71	327,031
CyrusOne Inc.	NA2	176,035	85,813	23,778	25,675	981	—	329,980
DCT Industrial
Trust Inc.	308,386	50,350	94,939	27,046	72,308	8,362	82	363,151
DDR Corp.	361,296	29,846	59,826	(13,112)	(150,988)	2,865	—	167,216
DiamondRock
Hospitality Co.	173,307	21,142	44,993	1,283	4,535	6,922	—	155,274
Digital Realty
Trust Inc.	1,312,413	208,999	436,187	103,977	324,754	45,653	2,127	1,513,956
Douglas
Emmett Inc.	415,539	75,509	106,137	25,653	(16,299)	2,314	—	394,265
Duke Realty Corp.	653,127	102,471	199,516	39,738	23,590	10,391	30,227	619,410
DuPont Fabros
Technology Inc.	274,547	46,666	23,450	16,423	(108,314)	(682)	—	—
Easterly
Government
Properties Inc.	53,384	14,295	17,222	1,345	1,751	1,276	—	53,553

REIT Index Fund

		Current Period Transactions
	January 31,		Proceeds	Realized				January 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
EastGroup
Properties Inc.	178,153	30,262	52,408	13,138	27,202	6,156	4	196,347
Education Realty
Trust Inc.	224,847	26,208	54,153	5,614	(43,122)	5,053	—	159,394
EPR Properties	360,230	95,698	96,041	13,532	(86,534)	17,502	1,171	286,885
Equinix Inc.	2,094,111	494,513	652,096	121,787	281,186	44,821	—	2,339,501
Equity
Commonwealth	281,565	43,756	72,304	6,515	(14,888)	—	—	244,644
Equity LifeStyle
Properties Inc.	458,547	71,495	135,905	40,121	36,126	7,184	4,241	470,384
Equity Residential	1,700,169	241,536	486,952	48,329	(10,898)	46,264	8,028	1,492,184
Essex Property
Trust Inc.	1,124,304	164,205	330,384	66,713	(11,011)	27,528	5,253	1,013,827
Extra Space
Storage Inc.	693,628	100,359	206,007	60,821	44,523	28,863	25	693,324
Federal Realty
Investment Trust	767,656	94,894	218,343	21,639	(121,786)	19,955	—	544,060
FelCor Lodging
Trust Inc.	74,919	6,061	77,231	(1,232)	(2,517)	(603)	—	—
First Industrial
Realty Trust Inc.	231,273	36,708	68,055	17,763	26,205	5,142	1,916	243,894
First Potomac
Realty Trust	45,915	3,471	4,484	5	(44,907)	894	—	—
Forest City Realty
Trust Inc. Class A	NA2	62,712	166,364	12,014	3,207	685	6,572	330,139
Four Corners
Property Trust Inc.	95,138	18,960	26,891	4,388	3,635	3,646	—	95,230
Franklin Street
Properties Corp.	98,735	9,909	20,619	(1,397)	(18,595)	1,641	—	68,033
Gaming and Leisure
Properties Inc.	451,949	49,441	143,247	5,772	64,961	30,877	499	428,876
GEO Group Inc.	238,351	53,748	62,543	6,100	(51,194)	9,425	—	184,462
Getty Realty Corp.	53,660	17,451	15,834	2,608	118	2,581	—	58,003
GGP Inc.	NA2	202,377	270,444	24,203	(112,262)	38,272	—	NA3
Gladstone
Commercial Corp.	35,673	9,954	9,684	1,003	(2,266)	1,090	—	34,680
Global Net
Lease Inc.	100,412	28,797	25,196	(1,187)	(16,328)	8,013	—	81,413
Government
Properties Income
Trust	105,148	49,947	34,080	668	(12,856)	6,030	—	108,827

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds	Realized				January 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Gramercy Property
Trust	283,551	62,189	85,356	8,520	(16,283)	11,654	509	252,621
HCP Inc.	1,057,091	142,725	247,923	(15,664)	(192,123)	50,918	—	744,106
Healthcare
Realty Trust Inc.	267,885	54,166	77,397	11,002	(11,877)	3,615	2,464	243,780
Healthcare Trust
of America Inc.
Class A	306,954	186,332	108,004	14,275	(34,384)	10,033	1,032	365,173
Hersha Hospitality
Trust Class A	65,320	6,690	16,175	(144)	(4,520)	2,185	—	51,171
Highwoods
Properties Inc.	388,011	56,262	94,126	14,529	(38,674)	10,714	2,406	326,002
Hospitality
Properties Trust	387,308	48,056	93,006	5,690	(39,760)	23,096	231	308,288
Host Hotels &
Resorts Inc.	1,026,815	138,985	290,187	15,091	121,619	39,764	4,934	1,012,323
Hudson Pacific
Properties Inc.	396,078	70,535	100,368	16,888	(55,852)	11,418	—	327,281
Independence
Realty Trust Inc.	46,445	17,702	14,643	800	(799)	1,316	1,817	49,505
Investors Real
Estate Trust	59,808	6,009	13,845	(1,947)	(4,987)	(91)	1,485	45,038
Iron Mountain Inc.	685,207	127,825	193,037	7,958	(16,215)	41,487	—	611,738
iStar Inc.	61,435	7,102	21,215	(515)	(1,590)	—	—	45,217
JBG SMITH
Properties	—	248,557	43,879	1,842	4,549	2,870	—	210,407
Kilroy Realty Corp.	528,491	93,603	134,371	24,320	(49,842)	7,491	1,469	462,201
Kimco Realty Corp.	800,160	89,850	182,393	(330)	(270,769)	18,140	771	436,518
Kite Realty Group
Trust	153,379	13,171	28,166	(4,910)	(38,382)	4,721	786	95,092
LaSalle Hotel
Properties	261,084	30,913	65,204	1,705	(608)	7,905	6,624	227,890
Lexington Realty
Trust	175,028	21,723	42,429	2,647	(28,233)	6,372	—	128,736
Liberty Property
Trust	431,139	59,610	122,259	10,503	23,329	15,485	1,332	402,322
Life Storage Inc.	284,634	38,673	72,837	13,424	(8,749)	11,370	—	255,145
LTC Properties Inc.	136,343	20,497	34,535	6,285	(21,680)	4,578	658	106,910
Macerich Co.	641,794	73,577	154,579	7,330	(56,505)	17,839	8,053	511,617

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds	Realized				January 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Mack-Cali
Realty Corp.	182,681	20,131	41,021	(83)	(48,785)	4,553	—	112,923
Medical Properties
Trust Inc.	295,035	101,003	88,717	10,331	(3,782)	17,307	535	313,870
MGM Growth
Properties LLC
Class A	113,887	43,181	37,907	2,466	6,307	5,770	—	127,934
Mid-America
Apartment
Communities Inc.	825,028	116,411	242,769	46,268	(31,368)	22,877	5,802	713,570
Monmouth Real
Estate Investment
Corp.	68,492	13,456	17,999	4,699	6,802	1,820	193	75,450
Monogram
Residential Trust Inc. 123,338		8,715	153,592	24,018	(1,674)	1,795	—	—
National Health
Investors Inc.	221,854	36,281	58,269	11,223	(20,461)	8,413	626	190,628
National Retail
Properties Inc.	490,928	62,804	122,397	18,355	(59,550)	16,786	485	390,140
National Storage
Affiliates Trust	72,371	20,026	19,870	1,974	7,971	2,507	—	82,472
New Senior
Investment
Group Inc.	57,232	11,105	13,120	(751)	(12,984)	—	—	41,482
New York REIT Inc.	126,386	11,951	23,526	(3,049)	(89,409)	22,282	—	22,353
NexPoint
Residential Trust Inc.	30,185	8,020	10,448	989	2,565	(104)	379	31,311
NorthStar Realty
Europe Corp.	55,954	5,926	20,701	2,622	(2,503)	—	—	41,298
Omega Healthcare
Investors Inc.	474,785	59,969	115,445	17,125	(84,959)	24,223	454	351,475
One Liberty
Properties Inc.	23,230	4,110	5,992	138	1,077	1,472	263	NA3
Paramount
Group Inc.	224,305	54,252	55,965	136	(21,910)	2,704	461	200,818
Park Hotels &
Resorts Inc.	NA [2]	121,244	81,040	2,470	17,542	19,357	—	NA3
Parkway Inc.	71,947	5,853	71,480	1,412	(7,732)	—	—	—
Pebblebrook
Hotel Trust	157,680	27,911	54,884	4,704	41,878	7,483	—	177,289
Pennsylvania REIT	95,545	8,009	15,927	(3,410)	(32,829)	382	—	51,388

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds	Realized				January 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Physicians
Realty Trust	191,090	90,447	59,565	6,277	(37,449)	5,545	—	190,800
Piedmont Office
Realty Trust Inc.
Class A	241,417	28,305	59,193	2,132	(25,436)	6,685	7,272	187,225
Preferred
Apartment
Communities Inc.
Class A	—	47,932	2,452	(259)	(9,738)	—	—	35,483
Prologis Inc.	1,970,078	318,476	650,735	126,565	517,185	48,312	20,269	2,281,569
PS Business
Parks Inc.	174,220	24,745	52,004	13,881	3,578	4,906	197	NA3
Public Storage	2,425,257	442,710	645,270	143,225	(346,539)	90,498	149	2,019,383
QTS Realty Trust
Inc. Class A	184,034	25,906	48,332	8,649	(10,492)	2,679	—	159,765
Quality Care
Properties Inc.	132,027	14,400	29,121	826	(34,607)	—	—	83,525
RAIT Financial Trust	24,668	1,333	5,546	(41,874)	21,419	(638)	8	—
Ramco-
Gershenson
Properties Trust	98,801	9,517	20,644	(1,297)	(17,235)	4,932	206	69,142
Realty Income
Corp.	1,180,027	200,881	298,933	46,545	(166,568)	37,406	752	961,952
Regency Centers
Corp.	557,628	123,899	194,259	25,624	121,899	18,833	2,190	634,791
Retail Opportunity
Investments Corp.	176,709	20,566	53,416	6,764	(27,387)	4,611	—	123,236
Retail Properties
of America Inc.	271,987	29,648	68,019	(3,427)	(46,721)	10,864	597	183,468
Rexford Industrial
Realty Inc.	114,769	25,711	35,363	8,548	25,547	2,687	—	139,212
RLJ Lodging Trust	220,888	106,276	69,021	6,294	1,791	10,833	—	266,228
Ryman Hospitality
Properties Inc.	215,012	28,209	58,728	8,551	39,388	9,921	99	232,432
Sabra Health
Care REIT Inc.	126,889	46,304	56,911	4,383	89,023	6,518	—	209,688
Select Income REIT	128,330	15,618	32,192	1,530	(14,385)	4,340	—	NA3
Senior Housing
Properties Trust	346,271	45,142	93,919	2,129	(28,295)	23,520	2,971	271,328
Seritage Growth
Properties Class A	70,018	10,867	14,164	901	616	982	681	68,238

REIT Index Fund

		Current Period Transactions
January 31,			Proceeds	Realized				January 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Silver Bay Realty
Trust Corp.	43,697	1,400	57,224	7,370	5,971	334	—	—
Simon Property
Group Inc.	4,419,387	553,903	1,132,181	154,843	(649,196)	166,648	—	3,346,756
SL Green Realty
Corp.	836,650	113,384	230,651	23,531	(87,451)	8,702	13,826	655,463
Spirit Realty Capital
Inc.	386,215	39,893	94,367	(10,216)	(74,680)	16,411	2,525	246,845
STAG Industrial Inc.	126,455	58,409	41,597	6,960	3,756	5,837	—	153,983
Starwood
Waypoint Homes	—	22,755	46,855	4,381	20,860	1,240	138	—
STORE Capital
Corp.	277,597	67,845	81,421	3,674	8,503	12,125	1,916	276,198
Summit Hotel
Properties Inc.	106,021	34,983	31,567	5,722	(8,686)	4,850	—	106,473
Sun Communities
Inc.	414,680	91,559	96,492	19,044	34,055	4,640	—	462,846
Sunstone Hotel
Investors Inc.	244,027	38,614	66,052	8,823	24,923	8,494	2,689	250,335
Tanger Factory
Outlet Centers Inc.	251,411	25,138	52,995	1,531	(67,515)	8,095	—	157,570
Taubman Centers
Inc.	327,490	34,418	68,064	6,005	(53,202)	6,245	2,808	246,647
Terreno Realty
Corp.	96,103	27,144	29,822	5,144	24,332	2,541	398	122,901
Tier REIT Inc.	66,628	8,218	17,585	2,174	1,838	2,540	—	61,273
UDR Inc.	714,332	101,513	207,782	30,272	5,794	19,840	3,874	644,129
UMH Properties Inc.	—	40,829	7,176	(313)	(6,716)	47	—	26,624
Universal Health
Realty Income Trust	61,745	7,944	18,036	4,743	355	1,405	1,111	56,751
Urban Edge
Properties	212,935	52,716	54,397	7,114	(43,022)	4,073	2,950	175,346
Vanguard Market
Liquidity Fund	149,286	NA [4]	NA [4]	(76)	(3)	648	—	164,286
Vanguard REIT II
Index Fund	—	6,335,870	—	—	(209,458)	70,790	9,589	6,126,412
Ventas Inc.	1,658,300	238,126	459,294	56,216	(179,905)	46,633	34,724	1,313,443
VEREIT Inc.	616,630	94,723	159,939	(14,153)	(74,884)	25,105	1,041	462,377
Vornado Realty
Trust	1,382,302	151,211	288,246	21,599	(461,774)	30,983	—	805,092

REIT Index Fund

		Current Period Transactions
	January 31,		Proceeds	Realized				January 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Washington Prime
Group Inc.	135,898	13,022	27,821	(6,890)	(33,609)	5,896	7,797	80,600
Washington REIT	177,272	27,574	45,663	3,366	(17,178)	5,026	1,666	145,371
Weingarten Realty
Investors	331,196	37,696	77,499	5,074	(58,660)	4,604	15,404	237,807
Welltower Inc.	1,816,108	279,649	495,331	46,594	(189,153)	48,554	42,223	1,457,867
Whitestone REIT	30,721	12,236	8,175	749	(2,138)	494	—	33,393
Winthrop Realty
Trust	15,172	—	—	—	341	—	—	12,674
WP Carey Inc.	476,167	89,383	134,058	6,541	18,410	24,478	1,657	456,443
Xenia Hotels &
Resorts Inc.	148,670	20,520	42,719	2,131	27,643	8,052	—	156,245
	59,610,847	17,252,154	17,111,551	1,959,843	(3,751,591)	1,964,312	355,153	57,342,038

1 Does not include adjustments to related return of capital.
2 Not Applicable—at January 31, 2017, the issuer was not an affiliated company of the fund.
3 Not Applicable—at January 31, 2018, the security was still held, but the issuer was no longer an affiliated company of the fund.
4 Not Applicable—purchases and sales are for temporary cash investment purposes.

H. On February 1, 2018, the benchmark index of the fund was changed from the MSCI US REIT Index to the MSCI US Investable Market Real Estate 25/50 Transition Index. The fund is expected to complete its transition to its destination benchmark index, MSCI US Investable Market Real Estate 25/50 Index, during the third quarter of 2018. Additionally, the name of the fund was changed to Vanguard Real Estate Index Fund.

Management has determined that no other material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Real Estate Index Fund (formerly known as Vanguard REIT Index Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard REIT Index Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $25,911,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The fund designated $25,911,000 of its capital gain dividends as unrecaptured section 1250 gain distributions (25% rate gain).

The fund distributed $101,019,000 of qualified dividend income to shareholders during the fiscal year.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares
Periods Ended January 31, 2018

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	0.45%	7.38%	7.08%
Returns After Taxes on Distributions	-0.80	6.11	5.84
Returns After Taxes on Distributions and Sale of Fund Shares	0.21	5.18	5.05

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2017	1/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$967.28	$1.29
ETF Shares	1,000.00	967.96	0.60
Admiral Shares	1,000.00	967.85	0.60
Institutional Shares	1,000.00	967.73	0.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.89	$1.33
ETF Shares	1,000.00	1,024.60	0.61
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money
Market Average) through April 30, 2009; MSCI US REIT Index through January 31, 2018; MSCI
US Investable Market Real Estate 25/50 Transition Index thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Mr. McNabb has served as chairman of the board of Vanguard and of each of the investment companies served by Vanguard since January 2010; as a trustee of each of the investment companies served by Vanguard since 2009; and as director of Vanguard since 2008. Mr. McNabb served as chief executive officer and president of Vanguard and each of the investment companies served by Vanguard from 2008 to 2017 and as a managing director of Vanguard from 1995 to 2008. Mr. McNabb also serves as a director of Vanguard Marketing Corporation. He was born in 1957.

Mortimer J. Buckley

Mr. Buckley has served as chief executive officer of Vanguard since January 2018; as chief executive officer, president, and trustee of each of the investment companies served by Vanguard since January 2018; and as president and director of Vanguard since 2017. Previous positions held by Mr. Buckley at Vanguard include chief investment officer (2013–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006). Mr. Buckley also served as chairman of the board of the Children’s Hospital of Philadelphia from 2011 to 2017. He was born in 1969.

Independent Trustees

Emerson U. Fullwood

Mr. Fullwood has served as trustee since July 2008. Mr. Fullwood is the former executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Previous positions held at Xerox by Mr. Fullwood include president of the Worldwide Channels Group, president of Latin America, executive chief staff officer of Developing Markets, and president of Worldwide Customer Services. Mr. Fullwood is the executive in residence at the Rochester Institute of Technology, where he was the 2009–2010 Distinguished Minett Professor. Mr. Fullwood serves as lead director of SPX FLOW, Inc. (multi-industry manufacturing); director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College; and a trustee of the University of Rochester. He was born in 1948.

Amy Gutmann

Dr. Gutmann has served as trustee since June 2006. Dr. Gutmann has served as the president of the University of Pennsylvania since 2004. She is the Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Dr. Gutmann also serves as a trustee of the National Constitution Center. She was born in 1949.

JoAnn Heffernan Heisen

Ms. Heisen has served as trustee since July 1998. Ms. Heisen is the former corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and a former member of its executive committee (1997–2008). During her tenure at Johnson & Johnson, Ms. Heisen held multiple roles, including: chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991). Ms. Heisen serves as a director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation and as a member of the advisory board of the Institute for Women’s Leadership at Rutgers University. She was born in 1950.

F. Joseph Loughrey

Mr. Loughrey has served as trustee since October 2009. Mr. Loughrey is the former president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Mr. Loughrey serves as chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a director of the V Foundation for Cancer Research; and as a member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. He was born in 1949.

Mark Loughridge

Mr. Loughridge has served as trustee since March 2012. Mr. Loughridge is the former senior vice president and chief financial officer (retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s retirement plan committee (2004–2013). Previous positions held by Mr. Loughridge at IBM include senior vice president and general manager of Global Financing (2002–2004), vice president and controller (1998–2002), and a variety of management roles. Mr. Loughridge serves as a member of the Council on Chicago Booth. He was born in 1953.

Scott C. Malpass

Mr. Malpass has served as trustee since March 2012. Mr. Malpass has served as chief investment officer since 1989 and as vice president since 1996 at the University of Notre Dame. Mr. Malpass serves as an assistant professor of finance at the Mendoza College of Business at the University of Notre Dame and is a member of the Notre Dame 403(b) investment committee. Mr. Malpass also serves as chairman of the board of TIFF Advisory Services, Inc.; as a member of the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the board of superintendence of the Institute for the Works of Religion. He was born in 1962.

Deanna Mulligan

Ms. Mulligan has served as trustee since January 2018. Ms. Mulligan has served as president since 2010 and chief executive officer since 2011 at The Guardian Life Insurance Company of America. Previous positions held by Ms. Mulligan at The Guardian Life Insurance Company of America include chief operating officer (2010–2011) and executive vice president of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a board member of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. She also serves as a trustee of the Economic Club of New York and the Bruce Museum (arts and science) and as a member of the Advisory Council for the Stanford Graduate School of Business. She was born in 1963.

André F. Perold

Dr. Perold has served as trustee since December 2004. Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Dr. Perold serves as chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an overseer of the Museum of Fine Arts Boston. He was born in 1952.

Sarah Bloom Raskin

Ms. Raskin has served as trustee since January 2018. Ms. Raskin served as deputy secretary of the United States Department of the Treasury (2014–2017), as a governor of the Federal Reserve Board (2010–2014), and as commissioner of financial regulation of the State of Maryland (2007–2010). Ms. Raskin also served as a member of the Neighborhood Reinvestment Corporation’s board of directors (2012–2014). Ms. Raskin serves as a director of i(x) Investments, LLC. She was born in 1961.

Peter F. Volanakis

Mr. Volanakis has served as trustee since July 2009. Mr. Volanakis is the retired president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and a former director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Mr. Volanakis served as a director of SPX Corporation (multi-industry manufacturing) (2012) and as an overseer of the Amos Tuck School of Business Administration at Dartmouth College (2001–2013). Mr. Volanakis serves as chairman of the board of trustees of Colby-Sawyer College and is a member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables). He was born in 1955.

Executive Officers

Glenn Booraem

Mr. Booraem, a principal of Vanguard, has served as investment stewardship officer of each of the investment companies served by Vanguard since February 2017. Mr. Booraem served as treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard. He was born in 1967.

Christine M. Buchanan

Ms. Buchanan, a principal of Vanguard, has served as treasurer of each of the investment companies served by Vanguard since November 2017. She also serves as global head of Fund Administration at Vanguard. Ms. Buchanan served as a partner at KPMG LLP (audit, tax, and advisory services) (2005–2017). She was born in 1970.

Thomas J. Higgins

Mr. Higgins, a principal of Vanguard, has served as chief financial officer of each of the investment companies served by Vanguard since 2008. Mr. Higgins served as treasurer of each of the investment companies served by Vanguard (1998–2008). He was born in 1957.

Peter Mahoney

Mr. Mahoney, a principal of Vanguard, has served as controller of each of the investment companies served by Vanguard since May 2015. Mr. Mahoney served as head of International Fund Services at Vanguard (2008–2014). He was born in 1974.

Anne E. Robinson

Ms. Robinson has served as general counsel of Vanguard since September 2016; as secretary of Vanguard and of each of the investment companies served by Vanguard since September 2016; as director and senior vice president of Vanguard Marketing Corporation since September 2016; and as a managing director of Vanguard since August 2016. Ms. Robinson served as managing director and general counsel of Global Cards and Consumer Services at Citigroup (2014–2016). She served as counsel at American Express (2003–2014). She was born in 1970.

Michael Rollings

Mr. Rollings, a managing director of Vanguard since June 2016, has served as finance director of each of the investment companies served by Vanguard since November 2017 and as a director of Vanguard Marketing Corporation since June 2016. Mr. Rollings served as treasurer of each of the investment companies served by Vanguard from February 2017 to November 2017. He also served as the executive vice president and chief financial officer of MassMutual Financial Group (2006–2016). He was born in 1963.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollins
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2017, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
The funds or securities referred to herein are not
Text Telephone for People	sponsored, endorsed, or promoted by MSCI, and MSCI
Who Are Deaf or Hard of Hearing > 800-749-7273	bears no liability with respect to any such funds or
This material may be used in conjunction	securities. The prospectus or the Statement of
Additional Information contains a more detailed
with the offering of shares of any Vanguard	description of the limited relationship MSCI has with
fund only if preceded or accompanied by	Vanguard and any related funds.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032018

Annual Report | January 31, 2018

Vanguard Dividend Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	6
Results of Proxy Voting.	9
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Dividend Growth Fund returned 23.65% for the 12 months ended January 31, 2018. It lagged its benchmark, the NASDAQ US Dividend Achievers Select Index, and also trailed the average return of its large-capitalization core fund peers.

• Stocks with growing dividend payments had a strong year, outpacing the results of the broad US Stock market, as measured by the Russell 3000 Index.

• For the period, the advisor’s overweighted allocation to energy and underweighted allocation to industrials dampened the fund’s performance compared with the benchmark.

• The advisor’s stock selections were strong in consumer staples and financials but fell short in health care and industrials.

• For the ten years ended January 31, the Dividend Growth Fund recorded an average annual return of 10.12%, well ahead of its benchmark index and the average annual return of peer funds.

Total Returns: Fiscal Year Ended January 31, 2018
Total
Returns
Vanguard Dividend Growth Fund	23.65%
NASDAQ US Dividend Achievers Select Index	26.19
Large-Cap Core Funds Average	24.78
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended January 31, 2018
Average
Annual Return
Dividend Growth Fund	10.12%
Dividend Growth Spliced Index	8.69
Large-Cap Core Funds Average	8.32
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Dividend Growth Fund	0.30%	1.03%

The fund expense ratio shown is from the prospectus dated May 25, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the fund’s expense ratio was 0.26%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Core Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

When you start a new job, it’s natural to reflect on both the past and the future. And so it is in my case, having begun my service as just the fourth chief executive in Vanguard’s history.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my new role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.84%	14.28%	15.72%
Russell 2000 Index (Small-caps)	17.18	12.12	13.33
Russell 3000 Index (Broad U.S. market)	25.16	14.11	15.53
FTSE All-World ex US Index (International)	29.63	10.20	7.48

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.15%	1.14%	2.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.52	1.97	2.69
Citigroup Three-Month U.S. Treasury Bill Index	0.91	0.41	0.25

CPI
Consumer Price Index	2.07%	1.98%	1.48%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
February 15, 2018

5

Advisor’s Report

For the 12 months ended January 31, 2018, Vanguard Dividend Growth Fund returned 23.65% behind the 26.19% return of the NASDAQ US Dividend Achievers Select Index.

The investment environment

U.S. equities, as measured by the S&P 500 Index, rose 26.41%, boosted by strong economic fundamentals and the market’s continued confidence in tax reform, deregulation, and infrastructure spending. Non-U.S. equities also performed well, returning 28.20% as measured by the MSCI EAFE Index. Broad-based economic growth, supportive monetary policy, and benign inflation helped maintain a bullish sentiment globally.

By most measures, the fund’s relative performance during the fiscal year was challenged. Companies that demonstrated strong current earnings momentum did well, as did those that have become leaders in disintermediating large parts of the global economy (retail, drug distribution, global logistics).

Many of our holdings sit squarely in opposition to these headwinds or are in the crosshairs of disintermediation. Some of these trends will persist, and in those instances we’ll take appropriate action. But most will evolve along with a changing investment backdrop influenced by tax reform, geopolitical discord, higher rates, and tighter global policy.

We are pleased with the fund’s absolute performance and its consistency with our (and hopefully your) expectations in the current environment, but we remind ourselves that this is a long game. The story line of consistent dividend growth is a time-tested winner, and we intend on writing many good chapters in the years ahead.

The fund’s shortfalls

Sector allocation, a residual of our bottom-up stock selection process, weighed most on relative performance during the period, particularly our overweighted allocation to energy, underweighting of industrials, and a frictional cash position in an upward-trending market.

From a security selection perspective, holdings in health care and industrials hurt returns the most.

Our largest absolute detractors included Schlumberger (energy), Walgreens (consumer staples), Public Storage (real estate), and Cardinal Health (health care).

Schlumberger, the world’s largest oilfield services company, suffered from both pricing and cyclical headwinds. It had less exposure to the United States than some of its competitors, and U.S. growth has lately been an integral part of oilfield growth. International revenues were also down in 2017. However, we regard Schlumberger as a high-quality company and a leader in an ever-consolidating

6

arena. It was one of the few in its industry to produce free cash flow and returns on capital at the bottom of the cycle. We maintain an allocation to the stock based on the cyclically depressed fundamentals and expected growth from its international business.

U.S.-based global drug distributor Cardinal Health underperformed amid ongoing generic price deflation and heightened competition in the independent pharmacy market. But we believe the drug distribution industry should continue to profit from the generic drug wave. Also, Cardinal Health is well-positioned to benefit from the long-term demographic trend of people living longer and, thus, boosting sales volume. We find the current valuation attractive and still hold the stock.

Although we would prefer that all stocks in the fund perform well at all times, some will inevitably lag at one point or another. We assess a stock’s contribution to the fund over a longer period, with a consistent focus on dividend action.

The fund’s successes

Stock selection in financials, consumer staples, energy, and information technology were the biggest contributors over the fiscal year. Not owning utilities also helped.

Among the top absolute contributors were Microsoft (information technology), Visa (information technology), Nike (consumer discretionary), and Accenture (information technology).

Visa, also a top relative contributor, gained after reporting better-than-expected quarterly revenue and earnings from its European business and solid growth in payments and processed transactions. We believe the market underestimates Visa’s ability to sustain its returns on capital. The company has robust free cash flow, which should enable it to return more cash to shareholders. We also expect its European operations to be a major earnings driver over time.

Nike announced strategic goals to double growth innovation, speed, and direct relationships. We believe the company’s management is one of the strongest in its industry. It understands the direction of retail in the next five years—and is acting aggressively to turn others’ disruption into Nike’s gain. We believe the company is one of the world’s great franchises.

On a “run-rate” basis, the fund is expected to produce asset-weighted dividend growth of 6.1% for calendar year 2018. Our run-rate calculation is a rough estimate of potential dividend growth: It takes a company’s current

7

declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the dollar amounts of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases even if their absolute cash dividend is small.

The run-rate calculation also is not an accurate reflection of growth in the fund’s dividend payments to shareholders. Despite these shortcomings, we view this estimate as a reasonable report card.

Holdings with recent notable dividend run-rate increases included Honeywell and Accenture. On a run-rate basis, both increased their dividend by just under 10%, in line with their long histories of steady dividend growth.

The fund’s positioning and investment strategy

Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to achieve this by carefully building Vanguard Dividend

Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. At the end of the period, the fund had significant absolute weights in industrials, consumer staples, and health care but less exposure (below 5%) to real estate, energy, and materials. We held no stocks in utilities or telecommunication services.

Working on behalf of the fund’s shareholders, we are constantly balancing performance with expectations. Do we better serve shareholders by delivering predictable results even though that can lead to stretches of weak relative performance, or does it pay to be focused on beating the index every day? Although there is some virtue to the latter approach, we prefer to look through a longer-term lens. With that mindset, we accept periods of relative underperformance in the face of factor headwinds.

Donald J. Kilbride
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

February 12, 2018

8

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	2,503,465,695	87,490,567	96.6%
Emerson U. Fullwood	2,500,061,682	90,894,579	96.5%
Amy Gutmann	2,498,574,662	92,381,600	96.4%
JoAnn Heffernan Heisen	2,502,785,690	88,170,572	96.6%
F. Joseph Loughrey	2,501,562,489	89,393,773	96.6%
Mark Loughridge	2,503,584,454	87,371,807	96.6%
Scott C. Malpass	2,499,755,273	91,200,989	96.5%
F. William McNabb III	2,498,986,712	91,969,550	96.5%
Deanna Mulligan	2,503,553,783	87,402,478	96.6%
André F. Perold	2,453,401,594	137,554,668	94.7%
Sarah Bloom Raskin	2,500,665,258	90,291,004	96.5%
Peter F. Volanakis	2,501,344,074	89,612,188	96.5%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Dividend Growth Fund	659,927,231	32,274,745	48,511,070	133,305,474	75.5%

9

Dividend Growth Fund

Fund Profile
As of January 31, 2018

Portfolio Characteristics
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Number of Stocks	45	177	3,765
Median Market Cap $90.5B		$66.1B	$73.6B
Price/Earnings Ratio	24.7x	26.4x	23.8x
Price/Book Ratio	4.7x	4.4x	3.2x
Return on Equity	22.2%	22.0%	14.9%
Earnings Growth Rate	4.2%	4.4%	9.1%
Dividend Yield	1.9%	1.8%	1.7%
Foreign Holdings	5.0%	0.0%	0.0%
Turnover Rate	15%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.30%	—	—
30-Day SEC Yield	1.80%	—	—
Short-Term Reserves	1.7%	—	—

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	0.94	0.87
Beta	0.96	0.83
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Sector Diversification (% of equity exposure)
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Consumer
Discretionary	13.1%	8.8%	12.9%
Consumer Staples	16.6	16.8	7.0
Energy	4.3	0.0	5.7
Financials	12.2	9.8	15.2
Health Care	15.4	13.9	13.5
Industrials	19.1	29.3	10.9
Information
Technology	10.6	13.6	23.3
Materials	4.1	6.1	3.4
Real Estate	4.6	0.0	3.6
Telecommunication
Services	0.0	0.1	1.8
Utilities	0.0	1.6	2.7

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
NIKE Inc.	Footwear	4.1%
Microsoft Corp.	Systems Software	3.9
Chubb Ltd.	Property & Casualty
	Insurance	3.1
Union Pacific Corp.	Railroads	2.8
Accenture plc	IT Consulting &
	Other Services	2.8
TJX Cos. Inc.	Apparel Retail	2.7
United Parcel Service	Air Freight &
Inc.	Logistics	2.7
Lockheed Martin Corp.	Aerospace &
	Defense	2.6
Colgate-Palmolive Co.	Household Products	2.6
Canadian National
Railway Co.	Railroads	2.5
Top Ten		29.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated May 25, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratio was 0.26%.

10

Dividend Growth Fund

Investment Focus

11

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Dividend Growth Fund	23.65%	14.05%	10.12%	$26,211

• • • • • • • •	Dividend Growth Spliced Index	26.19	13.62	8.69	23,005

– – – –	Dow Large-Cap Jones Core U.S. Funds Total Stock Average Market	24.78	14.01	8.32	22,242
	Float Adjusted Index	25.16	15.48	9.91	25,724
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

Dividend Growth Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Dividend Growth Fund	5/15/1992	19.33%	14.14%	8.98%

13

Dividend Growth Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.1%)
Consumer Discretionary (12.8%)
NIKE Inc. Class B	20,738,411	1,414,774
TJX Cos. Inc.	11,872,667	953,613
McDonald’s Corp.	3,971,736	679,723
VF Corp.	6,514,481	528,585
Starbucks Corp.	8,896,501	505,410
Walt Disney Co.	3,474,512	377,575
		4,459,680
Consumer Staples (16.3%)
Colgate-Palmolive Co.	12,021,897	892,506
PepsiCo Inc.	7,250,238	872,204
Coca-Cola Co.	18,302,917	871,036
Costco Wholesale
Corp.	4,437,657	864,766
Diageo plc	23,852,928	858,535
Walgreens Boots
Alliance Inc.	6,928,227	521,418
CVS Health Corp.	5,390,730	424,197
Procter & Gamble Co.	4,019,669	347,058
		5,651,720
Energy (4.2%)
Schlumberger Ltd.	10,173,917	748,597
Exxon Mobil Corp.	8,097,769	706,935
		1,455,532
Financials (12.0%)
Chubb Ltd.	6,827,470	1,066,110
PNC Financial Services
Group Inc.	5,554,644	877,745
American Express Co.	7,961,764	791,399
Marsh & McLennan
Cos. Inc.	9,146,784	763,939
BlackRock Inc.	1,201,090	674,772
		4,173,965
Health Care (15.1%)
UnitedHealth Group Inc.	3,555,748	841,930
Medtronic plc	9,060,021	778,165
Cardinal Health Inc.	10,616,371	762,149
Merck & Co. Inc.	11,377,889	674,140

Johnson & Johnson	4,842,227	669,148
McKesson Corp.	3,480,585	587,801
Amgen Inc.	3,139,995	584,196
Danaher Corp.	3,400,598	344,413
		5,241,942
Industrials (18.7%)
Union Pacific Corp.	7,208,127	962,285
United Parcel Service
Inc. Class B	7,331,106	933,396
Lockheed Martin Corp.	2,565,152	910,244
Canadian National
Railway Co.	11,015,480	882,850
Honeywell
International Inc.	4,894,808	781,554
Northrop
Grumman Corp.	2,116,052	720,579
General
Dynamics Corp.	3,123,587	694,936
United Technologies
Corp.	4,477,121	617,888
		6,503,732
Information Technology (10.4%)
Microsoft Corp.	14,094,662	1,339,134
Accenture plc Class A	5,957,222	957,326
Visa Inc. Class A	6,989,047	868,249
Automatic Data
Processing Inc.	3,556,861	439,735
		3,604,444
Materials (4.0%)
Praxair Inc.	4,767,719	769,939
Ecolab Inc.	4,450,596	612,758
		1,382,697
Real Estate (4.6%)
American Tower Corp.	5,496,301	811,804
Public Storage	3,924,694	768,298
		1,580,102
Total Common Stocks
(Cost $21,340,456)		34,053,814

14

Dividend Growth Fund

	Face	Market
	Amount	Value •
	($000)	($000)
Temporary Cash Investments (1.7%)
Repurchase Agreements (1.2%)
RBS Securities, Inc.
1.300%, 2/1/18 (Dated
1/31/18, Repurchase
Value $224,508,000,
collateralized by U. S.
Treasury Note/Bond
0.625%, 4/30/18,
with a value of
$228,991,000)	224,500	224,500
Societe Generale
1.320%, 2/1/18
(Dated 1/31/18,
Repurchase Value
$202,507,000,
collateralized by
Federal Home Loan
Mortgage Corp.
3.500%–4.500%,
4/1/47–9/1/47,
Federal National
Mortgage Assn.
2.500%–4.500%,
10/1/30–8/1/46, and
U.S. Treasury
Note/Bond
1.250%–2.500%,
1/31/20–5/15/24,
with a value of
$206,550,000)	202,500	202,500
		427,000
U. S. Government and Agency Obligations (0.5%)
United States
Treasury Bill,
1.266%, 3/8/18	150,000	149,803
Total Temporary Cash Investments
(Cost $576,816)		576,803
Total Investments (99.8%)
(Cost $21,917,272)		34,630,617

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	1,821
Receivables for Investment
Securities Sold	354,421
Receivables for Accrued Income	36,085
Receivable for Capital Shares Issued	6,288
Other Assets	638
Total Other Assets	399,253
Liabilities
Payables for Investment
Securities Purchased	(263,277)
Payables to Investment Advisor	(7,723)
Payables for Capital Shares Redeemed	(25,254)
Payables to Vanguard	(27,124)
Other Liabilities	(76)
Total Liabilities	(323,454)
Net Assets (100%)
Applicable to 1,246,074,562 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,706,416
Net Asset Value Per Share	$27.85

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	21,652,476
Undistributed Net Investment Income	9,965
Accumulated Net Realized Gains	330,073
Unrealized Appreciation (Depreciation)
Investment Securities	12,713,345
Foreign Currencies	557
Net Assets	34,706,416
• See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Dividends[1]	721,716
Interest [2]	5,682
Securities Lending—Net	160
Total Income	727,558
Expenses
Investment Advisory Fees—Note B
Basic Fee	42,135
Performance Adjustment	(3,906)
The Vanguard Group—Note C
Management and Administrative	38,684
Marketing and Distribution	4,822
Custodian Fees	263
Auditing Fees	35
Shareholders’ Reports and Proxy	1,237
Trustees’ Fees and Expenses	53
Total Expenses	83,323
Net Investment Income	644,235
Realized Net Gain (Loss)
Investment Securities Sold [2]	1,295,078
Foreign Currencies	248
Realized Net Gain (Loss)	1,295,326
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	4,952,995
Foreign Currencies	906
Change in Unrealized Appreciation (Depreciation)	4,953,901
Net Increase (Decrease) in Net Assets Resulting from Operations	6,893,462
1 Dividends are net of foreign withholding taxes of $3,676,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, ($43,000), and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	644,235	575,480
Realized Net Gain (Loss)	1,295,326	402,969
Change in Unrealized Appreciation (Depreciation)	4,953,901	2,296,300
Net Increase (Decrease) in Net Assets Resulting from Operations	6,893,462	3,274,749
Distributions
Net Investment Income	(629,709)	(579,527)
Realized Capital Gain[1]	(1,054,378)	(281,098)
Total Distributions	(1,684,087)	(860,625)
Capital Share Transactions
Issued	1,782,139	6,868,116
Issued in Lieu of Cash Distributions	1,514,816	770,864
Redeemed	(4,432,447)	(5,052,269)
Net Increase (Decrease) from Capital Share Transactions	(1,135,492)	2,586,711
Total Increase (Decrease)	4,073,883	5,000,835
Net Assets
Beginning of Period	30,632,533	25,631,698
End of Period[2]	34,706,416	30,632,533
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $111,474,000 and $57,257,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,965,000 and ($4,809,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.72	$21.78	$22.47	$20.45	$17.52
Investment Operations
Net Investment Income	. 514[1]	.446	.442	.430	. 385
Net Realized and Unrealized Gain (Loss)
on Investments	4.985	2.165	.145	2.378	3.033
Total from Investment Operations	5.499	2.611	.587	2.808	3.418
Distributions
Dividends from Net Investment Income	(. 509)	(. 450)	(. 432)	(. 440)	(. 384)
Distributions from Realized Capital Gains	(. 860)	(. 221)	(. 845)	(. 348)	(.104)
Total Distributions	(1.369)	(.671)	(1.277)	(.788)	(.488)
Net Asset Value, End of Period	$27.85	$23.72	$21.78	$22.47	$20.45

Total Return[2]	23.65%	12.06%	2.44%	13.69%	19.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,706	$30,633	$25,632	$23,067	$19,137
Ratio of Total Expenses to Average Net Assets[3]	0.26%	0.30%	0.33%	0.32%	0.31%
Ratio of Net Investment Income
to Average Net Assets	2.00%	1.93%	1.95%	1.94%	2.03%
Portfolio Turnover Rate	15%	27%	26%	23%	18%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.03%, 0.04%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

19

Dividend Growth Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Dividend Growth Fund

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for the preceding three years. For the year ended January 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before a net decrease of $3,906,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,821,000, representing 0.01% of the fund’s net assets and 0.73% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	33,195,279	858,535	—
Temporary Cash Investments	—	576,803	—
Total	33,195,279	1,435,338	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

21

Dividend Growth Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $61,054,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2018, the fund had $115,175,000 of ordinary income and $249,452,000 of long-term capital gains available for distribution.

At January 31, 2018, the cost of investment securities for tax purposes was $21,917,272,000. Net unrealized appreciation of investment securities for tax purposes was $12,713,345,000, consisting of unrealized gains of $12,769,594,000 on securities that had risen in value since their purchase and $56,249,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2018, the fund purchased $4,889,281,000 of investment securities and sold $7,509,943,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	69,235	298,231
Issued in Lieu of Cash Distributions	58,088	33,034
Redeemed	(172,613)	(216,755)
Net Increase (Decrease) in Shares Outstanding	(45,290)	114,510

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Dividend Growth Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2017 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $997,088,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $661,858,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 72.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	23.65%	14.05%	10.12%
Returns After Taxes on Distributions	22.09	12.98	9.42
Returns After Taxes on Distributions and Sale of Fund Shares	14.87	11.07	8.21

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2017	1/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,123.97	$1.28
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the portfolio manager of the fund has nearly two decades of investment industry experience. Wellington Management seeks to invest in companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as the advisor seeks to purchase these businesses when short-term dislocations have made the share price attractive. Wellington Management has advised the fund since its inception in 1992.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

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Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002.

31

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Mr. McNabb has served as chairman of the board of Vanguard and of each of the investment companies served by Vanguard since January 2010; as a trustee of each of the investment companies served by Vanguard since 2009; and as director of Vanguard since 2008. Mr. McNabb served as chief executive officer and president of Vanguard and each of the investment companies served by Vanguard from 2008 to 2017 and as a managing director of Vanguard from 1995 to 2008. Mr. McNabb also serves as a director of Vanguard Marketing Corporation. He was born in 1957.

Mortimer J. Buckley

Mr. Buckley has served as chief executive officer of Vanguard since January 2018; as chief executive officer, president, and trustee of each of the investment companies served by Vanguard since January 2018; and as president and director of Vanguard since 2017. Previous positions held by Mr. Buckley at Vanguard include chief investment officer (2013–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006). Mr. Buckley also served as chairman of the board of the Children’s Hospital of Philadelphia from 2011 to 2017. He was born in 1969.

Independent Trustees

Emerson U. Fullwood

Mr. Fullwood has served as trustee since July 2008. Mr. Fullwood is the former executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Previous positions held at Xerox by Mr. Fullwood include president of the Worldwide Channels Group, president of Latin America, executive chief staff officer of Developing Markets, and president of Worldwide Customer Services. Mr. Fullwood is the executive in residence at the Rochester Institute of Technology, where he was the 2009–2010 Distinguished Minett Professor. Mr. Fullwood serves as lead director of SPX FLOW, Inc. (multi-industry manufacturing); director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College; and a trustee of the University of Rochester. He was born in 1948.

Amy Gutmann

Dr. Gutmann has served as trustee since June 2006. Dr. Gutmann has served as the president of the University of Pennsylvania since 2004. She is the Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Dr. Gutmann also serves as a trustee of the National Constitution Center. She was born in 1949.

JoAnn Heffernan Heisen

Ms. Heisen has served as trustee since July 1998. Ms. Heisen is the former corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and a former member of its executive committee (1997–2008). During her tenure at Johnson & Johnson, Ms. Heisen held multiple roles, including: chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991). Ms. Heisen serves as a director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation and as a member of the advisory board of the Institute for Women’s Leadership at Rutgers University. She was born in 1950.

F. Joseph Loughrey

Mr. Loughrey has served as trustee since October 2009. Mr. Loughrey is the former president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Mr. Loughrey serves as chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a director of the V Foundation for Cancer Research; and as a member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. He was born in 1949.

Mark Loughridge

Mr. Loughridge has served as trustee since March 2012. Mr. Loughridge is the former senior vice president and chief financial officer (retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s retirement plan committee (2004–2013). Previous positions held by Mr. Loughridge at IBM include senior vice president and general manager of Global Financing (2002–2004), vice president and controller (1998–2002), and a variety of management roles. Mr. Loughridge serves as a member of the Council on Chicago Booth. He was born in 1953.

Scott C. Malpass

Mr. Malpass has served as trustee since March 2012. Mr. Malpass has served as chief investment officer since 1989 and as vice president since 1996 at the University of Notre Dame. Mr. Malpass serves as an assistant professor of finance at the Mendoza College of Business at the University of Notre Dame and is a member of the Notre Dame 403(b) investment committee. Mr. Malpass also serves as chairman of the board of TIFF Advisory Services, Inc.; as a member of the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the board of superintendence of the Institute for the Works of Religion. He was born in 1962.

Deanna Mulligan

Ms. Mulligan has served as trustee since January 2018. Ms. Mulligan has served as president since 2010 and chief executive officer since 2011 at The Guardian Life Insurance Company of America. Previous positions held by Ms. Mulligan at The Guardian Life Insurance Company of America include chief operating officer (2010–2011) and executive vice president of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a board member of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. She also serves as a trustee of the Economic Club of New York and the Bruce Museum (arts and science) and as a member of the Advisory Council for the Stanford Graduate School of Business. She was born in 1963.

André F. Perold

Dr. Perold has served as trustee since December 2004. Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Dr. Perold serves as chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an overseer of the Museum of Fine Arts Boston. He was born in 1952.

Sarah Bloom Raskin

Ms. Raskin has served as trustee since January 2018. Ms. Raskin served as deputy secretary of the United States Department of the Treasury (2014–2017), as a governor of the Federal Reserve Board (2010–2014), and as commissioner of financial regulation of the State of Maryland (2007–2010). Ms. Raskin also served as a member of the Neighborhood Reinvestment Corporation’s board of directors (2012–2014). Ms. Raskin serves as a director of i(x) Investments, LLC. She was born in 1961.

Peter F. Volanakis

Mr. Volanakis has served as trustee since July 2009. Mr. Volanakis is the retired president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and a former director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Mr. Volanakis served as a director of SPX Corporation (multi-industry manufacturing) (2012) and as an overseer of the Amos Tuck School of Business Administration at Dartmouth College (2001–2013). Mr. Volanakis serves as chairman of the board of trustees of Colby-Sawyer College and is a member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables). He was born in 1955.

Executive Officers

Glenn Booraem

Mr. Booraem, a principal of Vanguard, has served as investment stewardship officer of each of the investment companies served by Vanguard since February 2017. Mr. Booraem served as treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard. He was born in 1967.

Christine M. Buchanan

Ms. Buchanan, a principal of Vanguard, has served as treasurer of each of the investment companies served by Vanguard since November 2017. She also serves as global head of Fund Administration at Vanguard. Ms. Buchanan served as a partner at KPMG LLP (audit, tax, and advisory services) (2005–2017). She was born in 1970.

Thomas J. Higgins

Mr. Higgins, a principal of Vanguard, has served as chief financial officer of each of the investment companies served by Vanguard since 2008. Mr. Higgins served as treasurer of each of the investment companies served by Vanguard (1998–2008). He was born in 1957.

Peter Mahoney

Mr. Mahoney, a principal of Vanguard, has served as controller of each of the investment companies served by Vanguard since May 2015. Mr. Mahoney served as head of International Fund Services at Vanguard (2008–2014). He was born in 1974.

Anne E. Robinson

Ms. Robinson has served as general counsel of Vanguard since September 2016; as secretary of Vanguard and of each of the investment companies served by Vanguard since September 2016; as director and senior vice president of Vanguard Marketing Corporation since September 2016; and as a managing director of Vanguard since August 2016. Ms. Robinson served as managing director and general counsel of Global Cards and Consumer Services at Citigroup (2014–2016). She served as counsel at American Express (2003–2014). She was born in 1970.

Michael Rollings

Mr. Rollings, a managing director of Vanguard since June 2016, has served as finance director of each of the investment companies served by Vanguard since November 2017 and as a director of Vanguard Marketing Corporation since June 2016. Mr. Rollings served as treasurer of each of the investment companies served by Vanguard from February 2017 to November 2017. He also served as the executive vice president and chief financial officer of MassMutual Financial Group (2006–2016). He was born in 1963.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollins
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2017, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032018

Annual Report | January 31, 2018

Vanguard Dividend Appreciation Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	6
Fund Profile.	8
Performance Summary.	10
Financial Statements.	13
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Dividend Appreciation Index Fund returned about 26% for the 12 months ended January 31, 2018. It closely tracked its benchmark, the NASDAQ US Dividend Achievers Select Index, and outpaced the average return of its large-capitalization core fund peers.

• The target index consists of the stocks of companies that have a record of increasing dividends over time.

• Stocks with growing dividend payments posted strong returns over the fiscal year, outpacing the results of the broad U.S. market.

• Eight of the industry sectors represented in the fund had positive results. Industrials, the fund’s largest sector, was the top contributor, followed by technology and health care. Telecommunications and oil & gas were the only detractors.

• For the ten years ended January 31, the fund’s Investor Shares posted an average annual return of 9.44%, in line with the fund’s benchmark and well ahead of its peer average.

Total Returns: Fiscal Year Ended January 31, 2018
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	26.02%
ETF Shares
Market Price	26.15
Net Asset Value	26.10
Admiral™ Shares	26.11
NASDAQ US Dividend Achievers Select Index	26.19
Large-Cap Core Funds Average	24.78

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Ten Years Ended January 31, 2018
Average
Annual Return
Dividend Appreciation Index Fund Investor Shares	9.44%
NASDAQ US Dividend Achievers Select Index	9.67
Large-Cap Core Funds Average	8.32
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
Dividend Appreciation Index Fund	0.17%	0.08%	0.08%	1.07%

The fund expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the fund’s expense ratios were 0.15% for Investor Shares, 0.08% for ETF Shares, and 0.08% for
Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Core Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

When you start a new job, it’s natural to reflect on both the past and the future. And so it is in my case, having begun my service as just the fourth chief executive in Vanguard’s history.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my new role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.84%	14.28%	15.72%
Russell 2000 Index (Small-caps)	17.18	12.12	13.33
Russell 3000 Index (Broad U.S. market)	25.16	14.11	15.53
FTSE All-World ex US Index (International)	29.63	10.20	7.48

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.15%	1.14%	2.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.52	1.97	2.69
Citigroup Three-Month U.S. Treasury Bill Index	0.91	0.41	0.25

CPI
Consumer Price Index	2.07%	1.98%	1.48%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
February 15, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	2,503,465,695	87,490,567	96.6%
Emerson U. Fullwood	2,500,061,682	90,894,579	96.5%
Amy Gutmann	2,498,574,662	92,381,600	96.4%
JoAnn Heffernan Heisen	2,502,785,690	88,170,572	96.6%
F. Joseph Loughrey	2,501,562,489	89,393,773	96.6%
Mark Loughridge	2,503,584,454	87,371,807	96.6%
Scott C. Malpass	2,499,755,273	91,200,989	96.5%
F. William McNabb III	2,498,986,712	91,969,550	96.5%
Deanna Mulligan	2,503,553,783	87,402,478	96.6%
André F. Perold	2,453,401,594	137,554,668	94.7%
Sarah Bloom Raskin	2,500,665,258	90,291,004	96.5%
Peter F. Volanakis	2,501,344,074	89,612,188	96.5%
*Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Dividend Appreciation
Index Fund	249,738,450	10,000,523	12,016,623	56,641,372	76.0%

6

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Dividend Appreciation
Index Fund	252,113,265	9,625,082	10,017,249	56,641,372	76.8%

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Dividend Appreciation
Index Fund	48,608,482	14,763,261	208,383,853	56,641,372	14.8%

7

Dividend Appreciation Index Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics

	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VDAIX	VIG	VDADX
Expense Ratio[1]	0.17%	0.08%	0.08%
30-Day SEC Yield	1.72%	1.77%	1.78%

Portfolio Characteristics
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Number of Stocks	177	177	3,765
Median Market Cap	$66.1B	$66.1B	$73.6B
Price/Earnings Ratio	26.4x	26.4x	23.8x
Price/Book Ratio	4.5x	4.4x	3.2x
Return on Equity	22.0%	22.0%	14.9%
Earnings Growth Rate	4.0%	4.4%	9.1%
Dividend Yield	1.8%	1.8%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	14%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	1.00	0.87
Beta	1.00	0.83
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Sector Diversification (% of equity exposure)
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Basic Materials	4.7%	4.7%	2.7%
Consumer Goods	13.0	13.0	8.7
Consumer Services	14.7	14.7	13.2
Financials	9.6	9.6	20.3
Health Care	12.9	12.9	12.6
Industrials	33.6	33.6	13.3
Oil & Gas	0.0	0.0	5.6
Technology	9.9	9.9	19.0
Telecommunications	0.1	0.1	1.8
Utilities	1.5	1.5	2.8

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	5.0%
Johnson & Johnson	Pharmaceuticals	3.8
PepsiCo Inc.	Soft Drinks	3.7
3M Co.	Diversified Industrials	3.6
Medtronic plc	Medical Equipment	2.9
United Technologies
Corp.	Aerospace	2.7
Texas Instruments Inc.	Semiconductors	2.7
Union Pacific Corp.	Railroads	2.6
Abbott Laboratories	Pharmaceuticals	2.6
Accenture plc	Business Support
	Services	2.6
Top Ten		32.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.15% for Investor Shares, 0.08% for ETF Shares, and 0.08% for Admiral Shares.

8

Dividend Appreciation Index Fund

Investment Focus

9

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2018

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Dividend Appreciation Index Fund	26.02%	13.44%	9.44%	$24,658
NASDAQ US Dividend Achievers
• • • • • • • •
Select Index	26.19	13.62	9.67	25,175

– – – – Large-Cap Core Funds Average	24.78	14.01	8.32	22,242
Dow Jones U.S. Total Stock Market
Float Adjusted Index	25.16	15.48	9.91	25,724
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Appreciation Index Fund ETF
Shares Net Asset Value	26.10%	13.54%	9.56%	$24,922
NASDAQ US Dividend Achievers Select
Index	26.19	13.62	9.67	25,175
Dow Jones U.S. Total Stock Market Float
Adjusted Index	25.16	15.48	9.91	25,724

See Financial Highlights for dividend and capital gains information.

10

Dividend Appreciation Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2018

		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/19/2013)	Investment
Dividend Appreciation Index Fund Admiral
Shares	26.11%	11.80%	$15,832
NASDAQ US Dividend Achievers Select Index	26.19	11.88	15,874
Dow Jones U.S. Total Stock Market Float
Adjusted Index	25.16	13.13	16,621
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: January 31, 2008, Through January 31, 2018
	One	Five	Ten
	Year	Years	Years
Dividend Appreciation Index Fund ETF Shares
Market Price	26.15%	88.73%	150.52%
Dividend Appreciation Index Fund ETF Shares Net
Asset Value	26.10	88.69	149.22
NASDAQ US Dividend Achievers Select Index	26.19	89.36	151.75

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018

11

Dividend Appreciation Index Fund

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/27/2006	22.12%	13.62%	2.23%	6.19%	8.42%
ETF Shares	4/21/2006
Market Price		22.21	13.74			8.55
Net Asset Value		22.22	13.73			8.54
Admiral Shares	12/19/2013	22.22	—	2.32[1]	8.37[1]	10.69[1]
1 Return since inception.

12

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (4.7%)
Ecolab Inc.	2,537,805	349,405
Air Products &
Chemicals Inc.	1,892,920	318,711
PPG Industries Inc.	2,236,592	265,551
Nucor Corp.	2,773,852	185,737
Westlake Chemical
Corp.	1,121,593	126,291
Albemarle Corp.	979,281	109,278
International Flavors
& Fragrances Inc.	687,600	103,346
RPM International Inc.	1,161,837	60,648
Royal Gold Inc.	568,270	50,576
NewMarket Corp.	103,087	40,986
Sensient Technologies
Corp.	385,845	27,723
HB Fuller Co.	437,859	22,703
Stepan Co.	195,012	15,293
Hawkins Inc.	92,238	3,256
		1,679,504
Consumer Goods (13.0%)
PepsiCo Inc.	10,963,874	1,318,954
NIKE Inc. Class B	11,528,517	786,475
Colgate-Palmolive Co.	7,680,167	570,176
Stanley Black & Decker
Inc.	1,327,393	220,653
Archer-Daniels-Midland
Co.	4,968,038	213,377
Kellogg Co.	3,054,678	208,054
Clorox Co.	1,115,809	158,099
Hormel Foods Corp.	4,600,225	157,926
Genuine Parts Co.	1,290,804	134,334
Brown-Forman Corp.
Class B	1,876,634	130,051
JM Smucker Co.	1,012,976	128,536
Church & Dwight Co.
Inc.	2,215,167	108,211

	McCormick & Co. Inc.	988,750	107,546
	Hasbro Inc.	1,081,352	102,263
	Bunge Ltd.	1,213,696	96,404
	Polaris Industries Inc.	547,603	61,885
	Leggett & Platt Inc.	1,163,289	54,105
	Columbia Sportswear
	Co.	604,387	45,130
	Lancaster Colony Corp.	238,595	30,636
	J&J Snack Foods Corp.	162,803	22,538
^	Tootsie Roll Industries
	Inc.	327,858	11,737
	Andersons Inc.	245,249	8,363
			4,675,453
Consumer Services (14.7%)
	Lowe’s Cos. Inc.	7,567,031	792,495
	Costco Wholesale Corp.	3,821,076	744,613
	Walgreens Boots
	Alliance Inc.	9,390,110	706,700
	CVS Health Corp.	8,922,868	702,141
	TJX Cos. Inc.	5,671,050	455,499
	Sysco Corp.	4,699,456	295,455
	Ross Stores Inc.	3,428,545	282,478
	Kroger Co.	8,161,074	247,770
	Best Buy Co. Inc.	2,730,056	199,458
	Cardinal Health Inc.	2,744,270	197,011
	AmerisourceBergen
	Corp. Class A	1,890,199	188,396
	Tiffany & Co.	1,082,751	115,475
	Rollins Inc.	1,896,802	93,588
	FactSet Research
	Systems Inc.	392,470	78,765
	Casey’s General
	Stores Inc.	340,898	41,286
^	Cracker Barrel Old
	Country Store Inc.	209,099	36,902
	John Wiley & Sons
	Inc. Class A	420,368	26,651
	Aaron’s Inc.	622,000	25,434

13

Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
	Monro Inc.	283,457	16,015
	Matthews International
	Corp. Class A	280,686	15,718
	International Speedway
	Corp. Class A	220,499	10,231
			5,272,081
Financials (9.6%)
	Chubb Ltd.	4,051,954	632,713
	S&P Global Inc.	2,247,873	407,090
	Travelers Cos. Inc.	2,433,059	364,764
	Aflac Inc.	3,492,098	308,003
	Ameriprise Financial Inc.	1,340,175	226,088
	Franklin Resources Inc.	4,917,962	208,571
	Cincinnati Financial
	Corp.	1,432,970	110,195
	SEI Investments Co.	1,384,771	104,066
	Torchmark Corp.	1,024,497	93,076
	American Financial
	Group Inc.	757,030	85,802
	WR Berkley Corp.	1,054,615	76,966
	Brown & Brown Inc.	1,217,598	63,900
	Cullen/Frost Bankers Inc.	554,590	59,014
	Eaton Vance Corp.	987,654	57,086
	BOK Financial Corp.	569,826	55,096
	Commerce Bancshares
	Inc.	928,175	54,307
	Bank of the Ozarks	1,054,041	52,649
	Erie Indemnity Co.
	Class A	401,905	47,730
	Prosperity Bancshares
	Inc.	604,565	45,826
	RenaissanceRe
	Holdings Ltd.	356,122	45,277
	Assurant Inc.	483,948	44,272
	Hanover Insurance
	Group Inc.	369,669	41,828
	Axis Capital Holdings
	Ltd.	749,099	37,852
	UMB Financial Corp.	433,169	32,999
	American Equity
	Investment Life
	Holding Co.	768,264	25,353
	RLI Corp.	382,478	24,578
	Community Bank
	System Inc.	439,724	23,437
^	AmTrust Financial
	Services Inc.	1,702,462	22,847
	BancFirst Corp.	275,233	15,344
	Westamerica
	Bancorporation	228,328	13,556
	1st Source Corp.	225,296	11,781
	Tompkins Financial Corp.	131,730	10,851
	Infinity Property &
	Casualty Corp.	96,082	9,728

Southside Bancshares
Inc.	254,769	8,746
Community Trust
Bancorp Inc.	153,220	7,247
		3,428,638
Health Care (12.9%)
Johnson & Johnson	9,902,606	1,368,441
Medtronic plc	11,944,548	1,025,917
Abbott Laboratories	15,032,346	934,411
Stryker Corp.	3,243,786	533,214
Becton Dickinson and
Co.	2,169,562	527,073
Perrigo Co. plc	1,247,369	113,037
West Pharmaceutical
Services Inc.	637,193	63,847
Healthcare Services
Group Inc.	633,318	34,946
Atrion Corp.	15,854	9,122
National HealthCare
Corp.	131,885	8,226
		4,618,234
Industrials (33.5%)
3M Co.	5,186,511	1,299,221
United Technologies
Corp.	7,010,424	967,509
Union Pacific Corp.	7,079,408	945,101
Accenture plc Class A	5,733,730	921,410
Lockheed Martin Corp.	2,525,530	896,184
FedEx Corp.	2,318,423	608,540
General Dynamics Corp.	2,633,648	585,934
Raytheon Co.	2,547,839	532,346
Illinois Tool Works Inc.	3,014,768	523,575
Northrop Grumman
Corp.	1,518,888	517,227
Automatic Data
Processing Inc.	3,905,129	482,791
CSX Corp.	8,059,413	457,533
Sherwin-Williams Co.	811,716	338,575
Waste Management
Inc.	3,825,117	338,255
Roper Technologies Inc.	886,255	248,674
Republic Services Inc.
Class A	2,950,264	202,978
Cintas Corp.	913,779	153,926
L3 Technologies Inc.	676,807	143,794
Dover Corp.	1,352,803	143,681
Fastenal Co.	2,516,449	138,304
WW Grainger Inc.	511,852	138,026
JB Hunt Transport
Services Inc.	968,422	117,014
CH Robinson Worldwide
Inc.	1,232,014	112,680
Expeditors International
of Washington Inc.	1,566,932	101,772

14

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
AO Smith Corp.	1,279,432	85,441
Jack Henry &
Associates Inc.	675,371	84,192
Nordson Corp.	499,769	71,827
Graco Inc.	1,461,800	68,412
Robert Half
International Inc.	1,111,575	64,338
Carlisle Cos. Inc.	561,601	64,141
Toro Co.	941,188	61,789
Donaldson Co. Inc.	1,148,642	58,190
Lincoln Electric Holdings
Inc.	571,471	55,758
AptarGroup Inc.	542,149	47,395
Sonoco Products Co.	864,416	46,946
MDU Resources Group
Inc.	1,698,796	44,984
ITT Inc.	768,921	43,060
Ryder System Inc.	465,036	40,472
Bemis Co. Inc.	804,160	37,587
MSC Industrial Direct
Co. Inc. Class A	390,088	36,622
Silgan Holdings Inc.	1,050,320	31,394
Regal Beloit Corp.	389,364	30,332
MSA Safety Inc.	328,405	25,717
ABM Industries Inc.	566,560	21,546
Franklin Electric Co. Inc.	402,587	18,237
Brady Corp. Class A	414,359	15,849
Badger Meter Inc.	253,390	12,213
Tennant Co.	153,471	10,344
McGrath RentCorp	208,473	9,965
Lindsay Corp.	92,604	8,261
Gorman-Rupp Co.	227,117	6,421
Cass Information
Systems Inc.	106,919	6,196
NACCO Industries
Inc. Class A	45,020	1,893
		12,024,572
Technology (9.9%)
Microsoft Corp.	18,915,190	1,797,132
Texas Instruments Inc.	8,696,125	953,704
Analog Devices Inc.	3,175,186	291,736
Microchip Technology
Inc.	1,882,810	179,281
Harris Corp.	1,082,734	172,566
Xilinx Inc.	2,165,566	158,130
		3,552,549
Telecommunications (0.1%)
Telephone & Data
Systems Inc.	895,339	24,559

Utilities (1.5%)
Edison International	2,834,371	177,233
Atmos Energy Corp.	915,101	75,862
UGI Corp.	1,504,202	68,847
Aqua America Inc.	1,543,283	55,882

			Market
			Value•
		Shares	($000)
	Southwest Gas Holdings
	Inc.	413,015	30,390
	New Jersey Resources
	Corp.	750,808	29,131
	Black Hills Corp.	464,327	25,793
	MGE Energy Inc.	301,832	18,050
	American States Water
	Co.	318,463	17,586
	California Water Service
	Group	417,156	16,978
	SJW Group	178,219	10,665
	Chesapeake Utilities Corp.	141,732	10,417
	Middlesex Water Co.	141,787	5,340
	Connecticut Water
	Service Inc.	95,858	5,085
	York Water Co.	111,930	3,543
			550,802
Total Common Stocks
(Cost $25,277,050)			35,826,392
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3]	Vanguard Market
	Liquidity Fund,
	1.545%	436,237	43,624

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
4	United States Treasury
	Bill, 1.432%, 4/26/18	200	199
4	United States Treasury
	Bill, 1.398%, 5/3/18	100	100
4	United States Treasury
	Bill, 1.446%, 5/31/18	1,350	1,343
	United States Treasury
	Bill, 1.482%, 6/7/18	100	100
4	United States Treasury
	Bill, 1.509%, 6/21/18	100	99
			1,841
Total Temporary Cash Investments
(Cost $45,465)			45,465
Total Investments (100.0%)
(Cost $25,322,515)			35,871,857

15

Dividend Appreciation Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	1,862
Receivables for Accrued Income	32,504
Receivables for Capital Shares Issued	11,752
Variation Margin Receivable—
Futures Contracts	22
Other Assets	200
Total Other Assets	46,340
Liabilities
Payables for Investment Securities
Purchased	(12,418)
Collateral for Securities on Loan	(13,626)
Payables for Capital Shares
Redeemed	(6,186)
Payables to Vanguard	(11,457)
Total Liabilities	(43,687)
Net Assets (100%)	35,874,510

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	25,648,644
Undistributed Net Investment Income	24,002
Accumulated Net Realized Losses	(348,860)
Unrealized Appreciation (Depreciation)
Investment Securities	10,549,342
Futures Contracts	1,382
Net Assets	35,874,510

Investor Shares—Net Assets
Applicable to 26,688,648 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,143,698
Net Asset Value Per Share—
Investor Shares	$42.85

Amount
($000)
ETF Shares—Net Assets
Applicable to 268,121,071 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	28,716,993
Net Asset Value Per Share—
ETF Shares	$107.10

Admiral Shares—Net Assets
Applicable to 206,897,660 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,013,819
Net Asset Value Per Share—
Admiral Shares	$29.07

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $13,117,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $13,626,000 of collateral received for securities on loan.
4 Securities with a value of $1,742,000 been segregated as
initial margin for open futures contracts.

16

Dividend Appreciation Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	339	47,897	1,382

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Dividends	665,159
Interest[1]	267
Securities Lending—Net	583
Total Income	666,009
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,298
Management and Administrative—Investor Shares	1,152
Management and Administrative—ETF Shares	14,364
Management and Administrative—Admiral Shares	2,858
Marketing and Distribution—Investor Shares	193
Marketing and Distribution—ETF Shares	933
Marketing and Distribution—Admiral Shares	359
Custodian Fees	279
Auditing Fees	38
Shareholders’ Reports and Proxy—Investor Shares	110
Shareholders’ Reports and Proxy—ETF Shares	1,847
Shareholders’ Reports and Proxy—Admiral Shares	160
Trustees’ Fees and Expenses	21
Total Expenses	25,612
Net Investment Income	640,397
Realized Net Gain (Loss)
Investment Securities Sold[1]	1,358,559
Futures Contracts	7,136
Realized Net Gain (Loss)	1,365,695
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	5,379,121
Futures Contracts	1,148
Change in Unrealized Appreciation (Depreciation)	5,380,269
Net Increase (Decrease) in Net Assets Resulting from Operations	7,386,361
1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $245,000, ($50,000), and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	640,397	572,766
Realized Net Gain (Loss)	1,365,695	31,660
Change in Unrealized Appreciation (Depreciation)	5,380,269	3,293,065
Net Increase (Decrease) in Net Assets Resulting from Operations	7,386,361	3,897,491
Distributions
Net Investment Income
Investor Shares	(20,628)	(18,763)
ETF Shares	(510,111)	(474,719)
Admiral Shares	(100,830)	(82,693)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(631,569)	(576,175)
Capital Share Transactions
Investor Shares	(75,461)	2,117
ETF Shares	579,800	1,201,844
Admiral Shares	629,958	599,134
Net Increase (Decrease) from Capital Share Transactions	1,134,297	1,803,095
Total Increase (Decrease)	7,889,089	5,124,411
Net Assets
Beginning of Period	27,985,421	22,861,010
End of Period[1]	35,874,510	27,985,421
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $24,002,000 and $15,174,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$34.67	$30.40	$31.37	$28.59	$25.23
Investment Operations
Net Investment Income	.756[1]	.694	.670	.627	. 540
Net Realized and Unrealized Gain (Loss)
on Investments	8.165	4.275	(.947)	2.756	3.350
Total from Investment Operations	8.921	4.969	(.277)	3.383	3.890
Distributions
Dividends from Net Investment Income	(.741)	(. 699)	(. 693)	(. 603)	(. 530)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.741)	(. 699)	(. 693)	(. 603)	(. 530)
Net Asset Value, End of Period	$42.85	$34.67	$30.40	$31.37	$28.59

Total Return[2]	26.02%	16.46%	-0.93%	11.86%	15.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,144	$994	$875	$1,450	$2,966
Ratio of Total Expenses to Average Net Assets	0.15%	0.17%	0.19%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.99%	2.11%	2.11%	2.04%	1.98%
Portfolio Turnover Rate [3]	14%	19%	22%	20%	3%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$86.66	$75.98	$78.42	$71.47	$63.08
Investment Operations
Net Investment Income	1.951[1]	1.810	1.759	1.645	1.421
Net Realized and Unrealized Gain (Loss)
on Investments	20.408	10.696	(2.380)	6.890	8.357
Total from Investment Operations	22.359	12.506	(.621)	8.535	9.778
Distributions
Dividends from Net Investment Income	(1.919)	(1.826)	(1.819)	(1.585)	(1.388)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.919)	(1.826)	(1.819)	(1.585)	(1.388)
Net Asset Value, End of Period	$107.10	$86.66	$75.98	$78.42	$71.47

Total Return	26.10%	16.59%	-0.84%	11.97%	15.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,717	$22,698	$18,771	$20,610	$18,511
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.20%	2.21%	2.14%	2.08%
Portfolio Turnover Rate[2]	14%	19%	22%	20%	3%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
					Dec. 19,
					2013[1] to
	Year Ended January 31,
For a Share Outstanding					Jan. 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.52	$20.62	$21.28	$19.40	$20.00
Investment Operations
Net Investment Income	. 528 [2]	.492	.478	.445	. 030
Net Realized and Unrealized Gain (Loss)
on Investments	5.542	2.903	(.644)	1.865	(.630)
Total from Investment Operations	6.070	3.395	(.166)	2.310	(.600)
Distributions
Dividends from Net Investment Income	(. 520)	(. 495)	(. 494)	(. 430)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 520)	(. 495)	(. 494)	(. 430)	—
Net Asset Value, End of Period	$29.07	$23.52	$20.62	$21.28	$19.40

Total Return[3]	26.11%	16.58%	-0.83%	11.94%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,014	$4,294	$3,215	$2,776	$760
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.09%	0.10%	0.10%[4]
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.20%	2.21%	2.14%	2.08%[4]
Portfolio Turnover Rate [5]	14%	19%	22%	20%	3%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

23

Dividend Appreciation Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

24

Dividend Appreciation Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,862,000, representing 0.01% of the fund’s net assets and 0.74% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	35,826,392	—	—
Temporary Cash Investments	43,624	1,841	—
Futures Contracts—Assets[1]	22	—	—
Total	35,870,038	1,841	—
1 Represents variation margin on the last day of the reporting period.

25

Dividend Appreciation Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2018, the fund realized $1,049,955,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2018, the fund had $33,964,000 of ordinary income available for distribution. The fund used capital losses of $316,888,000 to offset taxable capital gains realized during the year ended January 31, 2018. At January 31, 2018, the fund had available capital losses totaling $347,478,000 to offset future net capital gains. Of this amount, $11,128,000 is subject to expiration on January 31, 2019. Capital losses of $336,350,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At January 31, 2018, the cost of investment securities for tax purposes was $25,322,515,000. Net unrealized appreciation of investment securities for tax purposes was $10,549,342,000, consisting of unrealized gains of $10,731,267,000 on securities that had risen in value since their purchase and $181,925,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2018, the fund purchased $9,396,655,000 of investment securities and sold $8,268,097,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,906,683,000 and $3,807,618,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2018, such purchases and sales were $969,125,000 and $214,244,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

26

Dividend Appreciation Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2018			2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	289,695	7,648	306,256	9,147
Issued in Lieu of Cash Distributions	18,908	498	17,178	515
Redeemed	(384,064)	(10,128)	(321,317)	(9,762)
Net Increase (Decrease)—Investor Shares	(75,461)	(1,982)	2,117	(100)
ETF Shares
Issued	4,404,813	47,483	3,087,183	37,802
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,825,013)	(41,275)	(1,885,339)	(22,950)
Net Increase (Decrease)—ETF Shares	579,800	6,208	1,201,844	14,852
Admiral Shares
Issued	1,640,606	63,331	1,490,587	65,899
Issued in Lieu of Cash Distributions	89,401	3,462	74,470	3,292
Redeemed	(1,100,049)	(42,478)	(965,923)	(42,568)
Net Increase (Decrease)—Admiral Shares	629,958	24,315	599,134	26,623

G. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

27

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Appreciation Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Dividend Appreciation Index Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the “Fund”) as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of
Funds since 1975.

28

Special 2017 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $631,569,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 95.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

29

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Appreciation Index Fund Investor Shares
Periods Ended January 31, 2018

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	26.02%	13.44%	9.44%
Returns After Taxes on Distributions	25.44	12.90	9.01
Returns After Taxes on Distributions and Sale of Fund Shares	15.73	10.66	7.68

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2017	1/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,158.31	$0.71
ETF Shares	1,000.00	1,158.58	0.44
Admiral Shares	1,000.00	1,158.58	0.44
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.55	$0.66
ETF Shares	1,000.00	1,024.80	0.41
Admiral Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.13% for Investor Shares, 0.08% for ETF Shares, and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses
Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

33

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Mr. McNabb has served as chairman of the board of Vanguard and of each of the investment companies served by Vanguard since January 2010; as a trustee of each of the investment companies served by Vanguard since 2009; and as director of Vanguard since 2008. Mr. McNabb served as chief executive officer and president of Vanguard and each of the investment companies served by Vanguard from 2008 to 2017 and as a managing director of Vanguard from 1995 to 2008. Mr. McNabb also serves as a director of Vanguard Marketing Corporation. He was born in 1957.

Mortimer J. Buckley

Mr. Buckley has served as chief executive officer of Vanguard since January 2018; as chief executive officer, president, and trustee of each of the investment companies served by Vanguard since January 2018; and as president and director of Vanguard since 2017. Previous positions held by Mr. Buckley at Vanguard include chief investment officer (2013–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006). Mr. Buckley also served as chairman of the board of the Children’s Hospital of Philadelphia from 2011 to 2017. He was born in 1969.

Independent Trustees

Emerson U. Fullwood

Mr. Fullwood has served as trustee since July 2008. Mr. Fullwood is the former executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Previous positions held at Xerox by Mr. Fullwood include president of the Worldwide Channels Group, president of Latin America, executive chief staff officer of Developing Markets, and president of Worldwide Customer Services. Mr. Fullwood is the executive in residence at the Rochester Institute of Technology, where he was the 2009–2010 Distinguished Minett Professor. Mr. Fullwood serves as lead director of SPX FLOW, Inc. (multi-industry manufacturing); director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College; and a trustee of the University of Rochester. He was born in 1948.

Amy Gutmann

Dr. Gutmann has served as trustee since June 2006. Dr. Gutmann has served as the president of the University of Pennsylvania since 2004. She is the Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Dr. Gutmann also serves as a trustee of the National Constitution Center. She was born in 1949.

JoAnn Heffernan Heisen

Ms. Heisen has served as trustee since July 1998. Ms. Heisen is the former corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and a former member of its executive committee (1997–2008). During her tenure at Johnson & Johnson, Ms. Heisen held multiple roles, including: chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991). Ms. Heisen serves as a director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation and as a member of the advisory board of the Institute for Women’s Leadership at Rutgers University. She was born in 1950.

F. Joseph Loughrey

Mr. Loughrey has served as trustee since October 2009. Mr. Loughrey is the former president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Mr. Loughrey serves as chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a director of the V Foundation for Cancer Research; and as a member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. He was born in 1949.

Mark Loughridge

Mr. Loughridge has served as trustee since March 2012. Mr. Loughridge is the former senior vice president and chief financial officer (retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s retirement plan committee (2004–2013). Previous positions held by Mr. Loughridge at IBM include senior vice president and general manager of Global Financing (2002–2004), vice president and controller (1998–2002), and a variety of management roles. Mr. Loughridge serves as a member of the Council on Chicago Booth. He was born in 1953.

Scott C. Malpass

Mr. Malpass has served as trustee since March 2012. Mr. Malpass has served as chief investment officer since 1989 and as vice president since 1996 at the University of Notre Dame. Mr. Malpass serves as an assistant professor of finance at the Mendoza College of Business at the University of Notre Dame and is a member of the Notre Dame 403(b) investment committee. Mr. Malpass also serves as chairman of the board of TIFF Advisory Services, Inc.; as a member of the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the board of superintendence of the Institute for the Works of Religion. He was born in 1962.

Deanna Mulligan

Ms. Mulligan has served as trustee since January 2018. Ms. Mulligan has served as president since 2010 and chief executive officer since 2011 at The Guardian Life Insurance Company of America. Previous positions held by Ms. Mulligan at The Guardian Life Insurance Company of America include chief operating officer (2010–2011) and executive vice president of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a board member of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. She also serves as a trustee of the Economic Club of New York and the Bruce Museum (arts and science) and as a member of the Advisory Council for the Stanford Graduate School of Business. She was born in 1963.

André F. Perold

Dr. Perold has served as trustee since December 2004. Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Dr. Perold serves as chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an overseer of the Museum of Fine Arts Boston. He was born in 1952.

Sarah Bloom Raskin

Ms. Raskin has served as trustee since January 2018. Ms. Raskin served as deputy secretary of the United States Department of the Treasury (2014–2017), as a governor of the Federal Reserve Board (2010–2014), and as commissioner of financial regulation of the State of Maryland (2007–2010). Ms. Raskin also served as a member of the Neighborhood Reinvestment Corporation’s board of directors (2012–2014). Ms. Raskin serves as a director of i(x) Investments, LLC. She was born in 1961.

Peter F. Volanakis

Mr. Volanakis has served as trustee since July 2009. Mr. Volanakis is the retired president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and a former director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Mr. Volanakis served as a director of SPX Corporation (multi-industry manufacturing) (2012) and as an overseer of the Amos Tuck School of Business Administration at Dartmouth College (2001–2013). Mr. Volanakis serves as chairman of the board of trustees of Colby-Sawyer College and is a member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables). He was born in 1955.

Executive Officers

Glenn Booraem

Mr. Booraem, a principal of Vanguard, has served as investment stewardship officer of each of the investment companies served by Vanguard since February 2017. Mr. Booraem served as treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard. He was born in 1967.

Christine M. Buchanan

Ms. Buchanan, a principal of Vanguard, has served as treasurer of each of the investment companies served by Vanguard since November 2017. She also serves as global head of Fund Administration at Vanguard. Ms. Buchanan served as a partner at KPMG LLP (audit, tax, and advisory services) (2005–2017). She was born in 1970.

Thomas J. Higgins

Mr. Higgins, a principal of Vanguard, has served as chief financial officer of each of the investment companies served by Vanguard since 2008.

Mr. Higgins served as treasurer of each of the investment companies served by Vanguard (1998–2008). He was born in 1957.

Peter Mahoney

Mr. Mahoney, a principal of Vanguard, has served as controller of each of the investment companies served by Vanguard since May 2015. Mr. Mahoney served as head of International Fund Services at Vanguard (2008–2014). He was born in 1974.

Anne E. Robinson

Ms. Robinson has served as general counsel of Vanguard since September 2016; as secretary of Vanguard and of each of the investment companies served by Vanguard since September 2016; as director and senior vice president of Vanguard Marketing Corporation since September 2016; and as a managing director of Vanguard since August 2016. Ms. Robinson served as managing director and general counsel of Global Cards and Consumer Services at Citigroup (2014–2016). She served as counsel at American Express (2003–2014). She was born in 1970.

Michael Rollings

Mr. Rollings, a managing director of Vanguard since June 2016, has served as finance director of each of the investment companies served by Vanguard since November 2017 and as a director of Vanguard Marketing Corporation since June 2016. Mr. Rollings served as treasurer of each of the investment companies served by Vanguard from February 2017 to November 2017. He also served as the executive vice president and chief financial officer of MassMutual Financial Group (2006–2016). He was born in 1963.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollins
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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You can obtain a free copy of Vanguard’s proxy voting
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calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
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vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2018: $240,000
Fiscal Year Ended January 31, 2017: $216,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2018: $8,424,459
Fiscal Year Ended January 31, 2017: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2018: $3,194,093
Fiscal Year Ended January 31, 2017: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended January 31, 2018: $274,313
Fiscal Year Ended January 31, 2017: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended January 31, 2018: $0
Fiscal Year Ended January 31, 2017: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2018: $274,313
Fiscal Year Ended January 31, 2017: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: March 20, 2018
VANGUARD SPECIALIZED FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: March 20, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file
Number 33-32216, Incorporated by Reference.